UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2020

Date of reporting period:	October 1, 2019 — September 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Diversified Income Trust

Annual report
9 | 30 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PDINX

Putnam
Diversified Income
Trust

Annual report
9 | 30 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

November 6, 2020

Dear Fellow Shareholder:

In the final months of 2020, the world continues to confront the challenges of the COVID-19 pandemic. Economic activity and employment remain well below levels at the start of the year. The stock and bond markets have fared better, displaying confidence in the early stages of recovery and indicating optimism that successful vaccines will be approved by early next year. Putnam, as in all market conditions, continues to pursue superior investment performance for you and your fellow shareholders. Committed to racial equity, Putnam is also working toward its goals of improving diversity and inclusion within its organization.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/20. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

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Bill, what was the fund’s investment environment like during the reporting period?

For much of the period, it was a generally favorable environment for risk assets. In October 2019, the U.S. Federal Reserve [Fed] reduced its policy interest rate for the third time in as many months. Sentiment toward global trade generally improved as the United States and China agreed to cooperate on an initial round of trade measures.

Cracks began to appear in the benign backdrop early in the new year, however, leading to an eventual collapse in March. Intensifying investor anxiety about the COVID-19 outbreak sparked a global sell-off in risk assets. The COVID-19 pandemic quickly developed into an economic crisis that led to unprecedented measures from government policy makers. Also, a poorly timed dispute between Russia and Saudi Arabia over oil production levels pushed crude prices steadily lower until the end of April, further unnerving market participants.

Early in the economic crisis stemming from the COVID-19 pandemic, the Fed quickly slashed its policy rate to near zero. Risk assets began to rebound in late March on hopes that massive government stimulus efforts would be enough

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Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/20. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

to offset the near-term economic fallout from the pandemic.

After a moderate pullback in early May, risk assets generally rose through August amid positive developments on a potential vaccine, negotiations for additional economic relief, and corporate earnings that came in above consensus expectations. These factors boosted sentiment in the face of heightening U.S.–China tensions and rising COVID-19 case counts across parts of the globe.

The market environment weakened moderately in September, partly due to increased global economic concerns stemming from an upsurge in virus cases in Europe. Fading hope for another U.S. stimulus package and uncertainty surrounding upcoming U.S. elections also weighed on investor sentiment.

Credit spreads tightened during the second half of the period, recovering from an extreme widening amid March’s market turmoil. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices fall as spreads widen and rise as spreads tighten.] Meanwhile, interest rates declined sharply. For example, the yield on the benchmark 10-year U.S. Treasury reached a period high of 1.92% during the fourth quarter of 2019 but finished the period at 0.68%.

Which holdings and strategies hampered the fund’s performance?

Mortgage-credit investments were the biggest detractor for the period. Our exposure to commercial mortgage-backed securities [CMBS] — both cash bonds and synthetic

4 Diversified Income Trust

exposure via CMBX — performed poorly for most of the period as spreads widened substantially. By way of explanation, CMBX includes a group of tradeable indexes that reference a basket of 25 CMBS issued in a particular year. Investors feared that the escalating pandemic would severely impact cash flows in various segments of the market, including retail, lodging, restaurants, and office space. Public health policies that curtailed shopping and travel for millions of people constrained the revenues for many malls and travel destinations. Beginning in August, however, these fears gradually receded and our holdings began to slowly rebound.

In the residential mortgage market, our positions in agency credit-risk transfer securities [CRT] struggled amid uncertainty about the effect that a government-mandated mortgage-forbearance program would have on CRT cash flows. However, after some clarification about the program in April, CRT recovered during the remainder of the period.

Elsewhere, emerging-market debt modestly detracted, as the sector declined along with other risk assets during the first quarter of 2020. Our holdings rallied in the second half of the period, buoyed by the general market uptrend.

What about contributors to the fund’s performance?

Our interest-rate and yield-curve positioning added considerable value for the reporting period. During the first quarter of 2020, we shifted the portfolio’s duration modestly above zero, thereby increasing its interest-rate sensitivity. This positioning aided results as

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/20. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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rates fell sharply across the curve during the height of the market turmoil.

Strategies targeting prepayment risk also meaningfully drove performance during the 12-month reporting period. Holdings of interest-only [IO] and inverse IO securities performed well during the first half of calendar 2020, except in March. We emphasized securities that tend to be less sensitive to declining interest rates, such as those structured from jumbo loans and older mortgages. Toward the end of the period, our mortgage basis positioning also helped. Mortgage basis is a strategy that seeks to exploit the yield differential between 30-year agency pass-throughs and 30-year U.S. Treasuries. The strategy added value as spreads on agency pass-throughs tightened throughout 2020’s third quarter [meaning their prices rose relative to U.S. Treasuries].

Our corporate credit holdings — primarily high-yield bonds and convertible securities —were a further modest contributor during the reporting period. Following a sizable widening of corporate spreads in the first quarter of 2020, spreads tightened during the remainder of the period.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX and also to hedge the fund’s credit and market risks. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We employed interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. In addition, we used total return swaps as a hedging tool and to help manage the portfolio’s sector exposure as well as its inflation risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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What is your near-term outlook?

Recent data have shown recovery in key sectors of the global economy, including manufacturing, housing, and consumer spending. However, the service sector continues to be constrained by the limitations resulting from the pandemic. We expect this trend to continue until a vaccine becomes widely available.

We are not anticipating a V-shaped economic recovery. While we expect intervals of rapid growth, we believe it will take an extended period of time for the global economy to fully recover from the damage done by the mobility restrictions needed to curb the pandemic. Also, renewed virus outbreaks are likely to constrain the service sector and limit growth, in our view.

How was the fund positioned as of September 30, 2020?

We think measures by the Fed and other central banks to shore up marketplace liquidity amid the COVID-19 crisis may keep U.S. interest rates range bound for an extended period of time. As a result, we shifted the fund’s duration from positive to close to zero late in the period. In our view, having a positive portfolio duration in the current environment is not an effective hedge against credit risk within the portfolio.

We have a relatively positive medium-term outlook for corporate credit. While acknowledging the risks mentioned above, we believe there are factors that will be supportive for the U.S. corporate credit market. These include demand for comparatively higher yields in the face of much lower yields globally. Also, investors know that the Fed is prepared to provide further support to the market via its bond purchase facilities if necessary. So far, the central bank has invested only a small portion of the $750 billion earmarked for

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Diversified Income Trust 7

corporate debt purchases. However, we believe knowing that the Fed stands ready to step in if needed has provided an important boost to market sentiment.

In high-yield credit, we are closely watching sectors vulnerable to the disruption caused by the pandemic, including energy, gaming, lodging & leisure, and retail. Within these groups, we are focusing on the health of issuers’ balance sheets and liquidity metrics, as well as the increasing risk of defaults or credit-rating downgrades.

The COVID-19 pandemic created significant headwinds for the CMBS market due to the negative impact on commercial real estate. That said, we began to see some improvement in higher-rated cash bonds during the latter months of the period. We continue to have conviction in the fund’s CMBX positions, which we believe fairly compensate investors for current risk levels.

Within the residential mortgage market, we believe the agency CRT sector directly benefits from the efforts of the federal government, as well as government-sponsored enterprises such as Fannie Mae and Freddie Mac, to keep people in their homes. We also believe the dislocations that occurred in March have been mitigated by U.S. monetary and fiscal policy and the gradual reopening of the economy. Consequently, we continue to find value in various segments of the CRT market as well as in the non-agency residential mortgage-backed market.

In non-U.S. sovereign debt, we continue to favor countries that we believe have responded effectively to COVID-19. We also like countries with younger populations and those that we believe have more favorable prospects for economic growth as well as reasonably effective debt management.

In prepayment-sensitive areas of the market, despite a recent increase in refinancing activity leading to faster prepayment speeds on underlying securities, we continue to find value in agency interest-only collateralized mortgage obligations and inverse IOs backed by more seasoned collateral. We also believe IO securities structured from reverse mortgages continue to offer value.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund’s dividend rate per class A share was reduced from $0.023 to $0.019 in August 2020. This reduction reflects Putnam Management’s earnings expectations for the portfolio’s income level in the current fixed-income environment. The investment team’s current positioning is relatively cautious as they continue to look for attractive relative value across fixed income, where several sub-sectors have experienced meaningful spread tightening over the past couple of years. The fund’s management team continues to look for the best opportunity for total return through price appreciation, income or both. Similar reductions were made to other share classes.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/20
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (10/3/88)
Before sales charge	5.74%	36.45%	3.16%	16.77%	3.15%	4.73%	1.55%	–3.91%
After sales charge	5.61	30.99	2.74	12.10	2.31	0.54	0.18	–7.76
Class B (3/1/93)
Before CDSC	5.53	28.54	2.54	12.47	2.38	2.42	0.80	–4.67
After CDSC	5.53	28.54	2.54	10.65	2.04	–0.31	–0.11	–9.28
Class C (2/1/99)
Before CDSC	5.49	26.66	2.39	12.52	2.39	2.39	0.79	–4.70
After CDSC	5.49	26.66	2.39	12.52	2.39	2.39	0.79	–5.62
Class M (12/1/94)
Before sales charge	5.45	33.18	2.91	15.28	2.89	3.90	1.28	–4.19
After sales charge	5.35	28.85	2.57	11.54	2.21	0.52	0.17	–7.31
Class R (12/1/03)
Net asset value	5.46	33.19	2.91	15.42	2.91	3.98	1.31	–4.18
Class R6 (11/1/13)
Net asset value	5.95	40.85	3.48	18.85	3.51	5.90	1.93	–3.60
Class Y (7/1/96)
Net asset value	5.93	39.99	3.42	18.33	3.42	5.52	1.81	–3.60

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

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For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
ICE BofA U.S. Treasury
Bill Index	—*	6.84%	0.66%	6.25%	1.22%	5.27%	1.73%	1.19%
Lipper Alternative Credit
Focus Funds category	5.21%	23.70	2.07	16.05	2.95	5.16	1.60	–0.10
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/20, there were 126, 116, 98, 31, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,854 and $12,666, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $12,885. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $13,319, $14,085 and $13,999, respectively.

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Fund price and distribution information For the 12-month period ended 9/30/20
Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	12		12	12	12		12	12	12
Income	$0.268		$0.219	$0.220	$0.255		$0.254	$0.292	$0.282
Capital gains	—		—	—	—		—	—	—
Total	$0.268		$0.219	$0.220	$0.255		$0.254	$0.292	$0.282
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
9/30/19	$6.99	$7.28	$6.91	$6.85	$6.84	$7.07	$6.89	$6.92	$6.91
9/30/20	6.45	6.72	6.37	6.31	6.30	6.51	6.35	6.38	6.38
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	3.53%	3.39%	2.83%	2.85%	3.43%	3.32%	3.21%	3.95%	3.76%
Current 30-day
SEC yield[2]	N/A	4.08	3.50	3.51	N/A	3.88	4.00	4.62	4.51

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/19	0.98%	1.73%	1.73%	1.23%	1.23%	0.64%	0.73%
Annualized expense ratio for the
six-month period ended 9/30/20 *	1.00%	1.75%	1.75%	1.25%	1.25%	0.65%	0.75%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/20 to 9/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.21	$9.11	$9.10	$6.51	$6.52	$3.39	$3.91
Ending value (after expenses)	$1,084.60	$1,081.60	$1,080.70	$1,083.80	$1,084.80	$1,087.70	$1,086.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/20, use the following calculation method. To find the value of your investment on 4/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.05	$8.82	$8.82	$6.31	$6.31	$3.29	$3.79
Ending value (after expenses)	$1,020.00	$1,016.25	$1,016.25	$1,018.75	$1,018.75	$1,021.75	$1,021.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. International investing involves currency, economic, and political risks. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government

14 Diversified Income Trust

agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Diversified Income Trust 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2020, Putnam employees had approximately $495,000,000 and the Trustees had approximately $76,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Diversified Income Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Diversified Income Trust 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

18 Diversified Income Trust

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2022. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In

Diversified Income Trust 19

this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families

20 Diversified Income Trust

Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Alternative Credit Focus Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	2nd

For the one-year and three-year periods ended December 31, 2019, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2019, there were 122, 117 and 88 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management

Diversified Income Trust 21

contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Diversified Income Trust

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlights table also includes the current reporting period.

Diversified Income Trust 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Diversified Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Diversified Income Trust (the “Fund”) as of September 30, 2020, the related statement of operations and changes in net assets for the year ended September 30, 2020, including the related notes, and the financial highlights for the year ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations, changes in net assets and the financial highlights for the year ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the statement of changes in its net assets and the financial highlights) were audited by other auditors whose report dated November 12, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Diversified Income Trust

The fund’s portfolio 9/30/20

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (116.8%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.3%)
Government National Mortgage Association Pass-Through Certificates
6.50%, 11/20/38	$145,059	$172,311
5.00%, 3/20/50	39,732	44,890
4.00%, TBA, 10/1/50	63,000,000	66,947,341
4.00%, TBA, 9/1/50	2,000,000	2,128,438
3.50%, with due dates from 9/20/49 to 11/20/49	142,085	156,264
		69,449,244
U.S. Government Agency Mortgage Obligations (114.5%)
Uniform Mortgage-Backed Securities
5.50%, TBA, 10/1/50	23,000,000	25,547,967
5.00%, TBA, 10/1/50	5,000,000	5,477,344
4.50%, TBA, 10/1/50	15,000,000	16,224,609
4.00%, TBA, 11/1/50	85,000,000	90,757,424
4.00%, TBA, 10/1/50	367,000,000	391,371,075
3.50%, TBA, 11/1/50	205,000,000	216,347,078
3.50%, TBA, 10/1/50	531,000,000	559,790,183
3.00%, TBA, 10/1/50	50,000,000	52,375,000
2.50%, TBA, 11/1/50	85,000,000	89,030,862
2.50%, TBA, 10/1/50	645,000,000	676,695,687
2.00%, TBA, 11/1/50	713,000,000	735,782,560
2.00%, TBA, 10/1/50	526,000,000	543,916,875
1.50%, TBA, 10/1/50	62,000,000	62,392,342
		3,465,709,006
Total U.S. government and agency mortgage obligations (cost $3,532,399,704)		$3,535,158,250

	Principal
U.S. TREASURY OBLIGATIONS (0.6%)*	amount	Value
U.S. Treasury Inflation Index Notes 0.125%, 4/15/21 [i]	$876,466	$880,758
U.S. Treasury Notes
2.75%, 11/30/20 [i]	665,000	673,994
2.25%, 1/31/24 [i]	12,828,000	13,760,211
2.25%, 4/30/21 [i]	935,000	955,477
2.125%, 12/31/22 [i]	514,000	539,700
2.00%, 5/31/24 [i]	244,000	261,761
1.75%, 6/30/24 [i]	249,000	264,567
1.50%, 2/15/30 [i]	1,028,000	1,111,556
Total U.S. treasury obligations (cost $18,448,024)		$18,448,024

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)*	amount	Value
Agency collateralized mortgage obligations (19.2%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 25.18%, 4/15/37	$141,799	$262,327
REMICs IFB Ser. 3919, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.50%), 6.348%, 9/15/41	10,087,456	1,923,848
REMICs IFB Ser. 5011, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.25%), 6.098%, 9/25/50	6,292,408	1,211,288

Diversified Income Trust 25

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 4742, Class S, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.048%, 12/15/47	$33,896,196	$4,067,543
REMICs IFB Ser. 4731, Class QS, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.048%, 11/15/47	19,632,608	3,361,187
REMICs Ser. 4509, Class CI, IO, 6.00%, 9/15/45	17,337,186	3,672,641
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.948%, 8/15/56	2,937,268	690,258
REMICs IFB Ser. 5004, Class SG, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.948%, 8/25/50	5,789,186	1,085,472
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.948%, 4/15/47	12,183,161	2,148,036
REMICs IFB Ser. 4265, Class SD, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.948%, 1/15/35	35,761,018	7,308,711
REMICs IFB Ser. 4945, Class SL, IO, ((-1 x 1 Month US LIBOR)
+6.05%), 5.898%, 1/25/50	6,296,950	948,117
REMICs IFB Ser. 4937, Class 4937, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.898%, 12/25/49	1,586,334	299,421
Strips IFB Ser. 326, Class S2, IO, ((-1 x 1 Month US LIBOR) + 5.95%),
5.798%, 3/15/44	9,307,190	1,678,235
Strips IFB Ser. 311, Class S1, IO, ((-1 x 1 Month US LIBOR) + 5.95%),
5.798%, 8/15/43	9,041,328	1,325,367
REMICs Ser. 5007, Class IC, IO, 5.00%, 8/25/50	8,851,983	1,353,082
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	7,674,288	1,151,143
REMICs Ser. 4984, Class IL, IO, 4.50%, 6/25/50	5,309,355	828,084
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	5,665,196	685,086
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	7,254,087	870,490
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	8,895,922	927,466
REMICs Ser. 4635, Class PI, IO, 4.00%, 12/15/46	19,510,302	1,763,589
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	21,712,151	2,495,898
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	18,416,335	989,033
REMICs Ser. 4020, Class IA, IO, 4.00%, 3/15/27	5,245,197	367,163
REMICs Ser. 4484, Class TI, IO, 3.50%, 11/15/44	8,062,727	346,407
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	3,895,799	298,329
REMICs Ser. 4199, Class CI, IO, 3.50%, 12/15/37	7,596,783	67,102
REMICs Ser. 4969, IO, 3.00%, 4/25/50	7,612,600	742,769
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	17,731,081	1,124,581
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	12,255,885	842,114
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	4,654,104	159,776
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO,
0.381%, 7/25/43 W	7,945,180	79,452
REMICs Ser. 3314, PO, zero %, 11/15/36	1,775	1,771
REMICs Ser. 3326, Class WF, zero %, 10/15/35	31,675	28,831
REMICs Ser. 1208, Class F, PO, zero %, 2/15/22	694	666
Federal National Mortgage Association
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 24.024%, 3/25/36	392,812	718,847
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 17.009%, 11/25/34	89,051	106,862
Grantor Trust Ser. 98-T2, Class A4, IO, 6.50%, 10/25/36	10,319	705

26 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 12-36, Class SN, IO, ((-1 x 1 Month US LIBOR)
+ 6.45%), 6.302%, 4/25/42	$5,344,846	$982,365
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR)
+ 6.40%), 6.252%, 4/25/40	7,683,418	1,615,320
REMICs IFB Ser. 18-44, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.052%, 6/25/48	25,835,593	3,778,456
REMICs IFB Ser. 15-42, Class LS, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.052%, 6/25/45	3,162,405	597,027
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 6.002%, 10/25/41	3,752,554	257,838
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	13,757,424	2,919,163
REMICs Ser. 15-69, IO, 6.00%, 9/25/45	15,737,128	3,241,486
REMICs Ser. 15-58, Class KI, IO, 6.00%, 3/25/37	23,227,515	4,558,400
REMICs IFB Ser. 19-5, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.952%, 3/25/49	2,770,418	586,662
REMICs IFB Ser. 18-86, Class DS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.952%, 12/25/48	1,308,707	142,322
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.952%, 12/25/46	47,396,077	9,941,729
REMICs IFB Ser. 16-62, Class GS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.952%, 9/25/46	32,661,637	6,512,077
REMICs IFB Ser. 19-73, Class 73, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.902%, 12/25/49	2,116,718	376,163
REMICs IFB Ser. 19-57, Class KS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.902%, 10/25/49	5,323,670	845,383
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.902%, 8/25/49	2,787,877	406,144
REMICs IFB Ser. 19-47, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.902%, 8/25/49	28,872,739	5,009,547
REMICs IFB Ser. 19-34, Class SL, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.902%, 7/25/49	34,078,237	5,284,664
REMICs IFB Ser. 19-38, Class 38, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.902%, 7/25/49	1,398,177	286,626
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 5.90%), 5.752%, 10/25/41	18,525,680	3,108,888
Interest Strip Ser. 399, Class 2, IO, 5.50%, 11/25/39	24,040	4,008
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	982,237	162,128
REMICs Ser. 16-3, Class MI, IO, 5.50%, 2/25/46	41,981,334	7,766,547
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	1,786,248	347,211
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	1,066,866	178,871
REMICs Ser. 20-45, Class EI, IO, 5.00%, 7/25/50	9,108,616	1,345,633
REMICs Ser. 12-151, Class IN, IO, 5.00%, 1/25/43	13,991,429	2,308,586
Interest Strip Ser. 404, Class 2, IO, 4.50%, 5/25/40	80,846	9,567
Interest Strip Ser. 366, Class 22, IO, 4.50%, 10/25/35	1,537	1
REMICs Ser. 18-58, Class AI, IO, 4.50%, 8/25/48	32,044,247	5,388,913
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	6,383,856	1,173,851
REMICs Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	5,812,209	232,488
Interest Strip Ser. 405, Class 2, IO, 4.00%, 10/25/40	93,739	16,642
REMICs Ser. 19-70, Class 70, IO, 4.00%, 12/25/49	29,339,238	1,393,614

Diversified Income Trust 27

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 18-3, Class PI, IO, 4.00%, 2/25/48	$16,031,985	$1,252,672
REMICs Ser. 17-65, Class LI, IO, 4.00%, 8/25/47	9,828,280	731,028
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	6,492,481	463,224
REMICs Ser. 15-83, IO, 4.00%, 10/25/43	2,198,807	215,965
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	12,317,213	1,354,893
REMICs Ser. 13-115, Class CI, IO, 4.00%, 2/25/43	7,618,632	283,523
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	5,116,112	510,230
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	5,938,517	475,082
REMICs Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	26,271,723	1,839,021
REMICs Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	15,493,193	1,765,756
REMICs Ser. 13-70, Class CI, IO, 3.50%, 1/25/43	3,528,527	159,747
REMICs Ser. 13-49, Class IP, IO, 3.50%, 12/25/42	10,099,041	711,073
REMICs Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	12,079,125	867,885
REMICs Ser. 12-123, Class DI, IO, 3.50%, 5/25/41	19,348,878	1,244,829
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	24,362,178	1,940,399
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	4,903,639	181,586
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	4,421,451	194,301
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	11,947,041	433,080
REMICs Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	11,122,238	550,228
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	5,362,017	158,358
Grantor Trust Ser. 00-T6, IO, 0.717%, 11/25/40 W	3,424,835	72,778
REMICs FRB Ser. 01-50, Class B1, IO, 0.387%, 10/25/41 W	122,821	552
Trust FRB Ser. 02-W8, Class 1, IO, 0.301%, 6/25/42 W	5,383,596	47,106
REMICs Ser. 99-51, Class N, PO, zero %, 9/17/29	21,130	19,229
Government National Mortgage Association
IFB Ser. 13-9, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.75%),
6.594%, 1/20/43	28,932,917	6,938,351
IFB Ser. 10-68, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.58%),
6.424%, 6/20/40	1,470,316	296,557
IFB Ser. 18-105, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
6.094%, 8/20/48	42,758,828	6,396,043
IFB Ser. 18-91, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
6.094%, 7/20/48	28,321,909	4,334,937
IFB Ser. 18-104, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
6.044%, 8/20/48	39,387,924	6,408,218
IFB Ser. 18-100, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
6.044%, 7/20/48	33,663,116	5,605,683
IFB Ser. 18-89, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
6.044%, 6/20/48	25,266,788	3,749,334
IFB Ser. 18-67, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
6.044%, 5/20/48	25,281,723	3,908,071
IFB Ser. 17-160, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
6.044%, 10/20/43	32,200,852	6,104,316
IFB Ser. 20-97, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.994%, 7/20/50	6,538,048	967,328
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.994%, 9/20/43	5,822,611	1,171,801
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.994%, 3/20/43	2,116,497	216,772

28 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 13-152, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.994%, 5/20/41	$24,103,232	$4,992,664
IFB Ser. 10-20, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.994%, 2/20/40	6,289,585	1,195,022
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.948%, 7/16/43	6,376,763	1,131,875
IFB Ser. 19-96, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.944%, 8/20/49	4,000,197	625,031
IFB Ser. 19-83, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.944%, 7/20/49	4,593,412	648,819
IFB Ser. 18-164, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.944%, 12/20/48	58,796,786	9,217,663
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.944%, 10/20/45	21,363,357	4,525,533
IFB Ser. 14-58, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.944%, 4/20/44	7,213,020	1,417,791
IFB Ser. 14-60, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.944%, 4/20/44	10,688,346	1,991,538
IFB Ser. 14-46, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.944%, 3/20/44	11,629,818	2,286,422
IFB Ser. 14-4, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.944%, 1/20/44	20,001,283	3,825,931
IFB Ser. 13-182, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.944%, 12/20/43	7,620,158	1,696,674
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.894%, 2/20/50	13,220,288	1,475,033
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.894%, 1/20/50	51,025,688	8,808,963
IFB Ser. 19-125, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.894%, 10/20/49	12,390,042	3,266,818
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.894%, 8/20/49	7,723,358	1,015,687
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.894%, 6/20/49	9,655,932	1,096,534
Ser. 17-104, Class MI, IO, 5.50%, 7/16/47	14,293,030	3,388,150
Ser. 17-79, Class IB, IO, 5.50%, 5/20/47	5,682,298	1,181,766
Ser. 17-52, Class DI, IO, 5.50%, 4/20/47	6,944,615	1,344,574
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%),
5.444%, 8/20/44	17,483,526	3,305,748
Ser. 19-119, Class IN, IO, 5.00%, 9/20/49	48,234,377	5,939,883
Ser. 18-37, IO, 5.00%, 3/20/48	17,012,121	2,416,094
Ser. 17-179, Class WI, IO, 5.00%, 12/20/47	9,254,215	1,796,415
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	7,279,842	1,264,872
Ser. 16-126, Class PI, IO, 5.00%, 2/20/46	13,423,821	2,483,407
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	11,340,890	1,351,380
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	22,755,756	3,909,371
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	2,960,351	514,154
Ser. 14-132, IO, 5.00%, 9/20/44	8,999,632	1,563,776
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	9,295,547	1,384,124
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	3,468,895	615,729

Diversified Income Trust 29

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-146, IO, 5.00%, 12/20/42	$6,366,606	$1,138,031
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	25,182,968	4,403,358
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	7,991,450	1,400,419
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	39,092,174	6,963,098
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	24,361,894	4,202,427
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	1,783,697	322,746
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	12,197,167	2,104,011
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	10,822,320	1,898,883
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	4,220,722	569,287
Ser. 17-160, Class AI, IO, 4.50%, 10/20/47	11,444,259	1,808,285
Ser. 16-84, Class IB, IO, 4.50%, 11/16/45	2,840,623	497,109
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	5,054,089	421,814
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	15,211,389	2,392,235
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	9,712,991	1,685,020
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	10,591,618	1,585,378
Ser. 13-183, Class JI, IO, 4.50%, 2/16/43	8,254,605	549,398
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	2,164,776	171,840
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	12,681,720	2,045,304
Ser. 13-167, IO, 4.50%, 9/20/40	4,555,094	743,501
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	6,219,098	550,774
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	17,994,592	2,772,949
Ser. 10-20, Class BI, IO, 4.50%, 2/16/40	13,999,874	2,379,979
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	9,503,279	1,461,129
Ser. 14-71, Class PI, IO, 4.50%, 12/20/39	11,896,479	1,249,131
Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	13,842,202	1,764,881
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	27,544,717	2,921,531
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	16,073,139	1,647,497
Ser. 15-79, Class MI, IO, 4.00%, 5/20/44	6,338,625	532,885
Ser. 14-4, Class BI, IO, 4.00%, 1/20/44	10,178,608	1,658,109
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	7,875,110	1,083,225
Ser. 14-163, Class PI, IO, 4.00%, 10/20/43	6,173,264	315,523
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	5,170,159	657,284
Ser. 13-27, Class IJ, IO, 4.00%, 2/20/43	5,884,876	779,746
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	2,998,305	308,949
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	9,726,602	1,361,724
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	3,523,602	502,344
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	10,720,885	946,456
Ser. 16-H22, Class AI, IO, 3.856%, 10/20/66	45,139,216	4,501,554
Ser. 17-H05, Class CI, IO, 3.821%, 2/20/67	32,332,714	3,816,230
Ser. 19-110, Class PI, IO, 3.50%, 9/20/49	37,005,115	2,449,739
Ser. 18-21, Class AI, IO, 3.50%, 2/20/48	7,866,973	372,206
Ser. 17-139, Class IG, IO, 3.50%, 9/20/47	6,708,435	368,964
Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	15,033,653	357,049
Ser. 16-79, IO, 3.50%, 6/20/46	14,005,859	997,917
Ser. 15-131, Class CI, IO, 3.50%, 9/20/45	14,603,191	1,027,575
Ser. 15-131, Class MI, IO, 3.50%, 9/20/45	22,952,599	1,555,710
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	24,091,252	1,742,155
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	4,406,221	109,807

30 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-76, IO, 3.50%, 5/20/43	$17,160,084	$1,801,809
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	12,959,151	1,010,002
Ser. 13-28, IO, 3.50%, 2/20/43	4,576,184	449,289
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	10,581,868	1,018,505
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	10,433,860	821,667
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	4,448,627	336,405
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	24,655,870	3,893,290
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	16,915,429	2,484,503
Ser. 12-92, Class AI, IO, 3.50%, 4/20/42	4,733,159	123,020
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	8,690,322	557,311
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	13,154,931	756,409
Ser. 15-131, Class BI, IO, 3.50%, 6/20/41	13,980,396	377,296
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	18,729,935	1,217,446
Ser. 15-17, Class LI, IO, 3.50%, 5/16/40	12,055,327	510,302
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	16,629,545	803,990
Ser. 15-134, Class LI, IO, 3.50%, 5/20/39	9,524,455	303,942
Ser. 12-48, Class AI, IO, 3.50%, 2/20/36	4,513,297	152,948
Ser. 16-H27, Class EI, IO, 3.397%, 12/20/66	37,866,779	3,332,579
Ser. 16-H23, Class NI, IO, 3.347%, 10/20/66	104,422,608	10,431,818
Ser. 16-H24, Class JI, IO, 3.305%, 11/20/66	22,093,289	2,409,651
Ser. 15-H10, Class BI, IO, 3.011%, 4/20/65	33,973,396	2,935,505
Ser. 17-H16, IO, 3.007%, 8/20/67	38,383,768	4,389,376
Ser. 17-H16, Class JI, IO, 2.866%, 8/20/67	41,314,521	4,830,255
Ser. 16-H06, Class CI, IO, 2.764%, 2/20/66	41,235,090	2,612,655
Ser. 17-H11, Class TI, IO, 2.686%, 4/20/67	31,404,921	3,282,317
Ser. 17-H12, Class QI, IO, 2.679%, 5/20/67	49,537,294	4,873,132
Ser. 18-H04, IO, 2.642%, 2/20/68	51,418,129	5,392,682
Ser. 15-H15, Class BI, IO, 2.575%, 6/20/65	65,595,230	5,738,270
Ser. 18-H05, Class BI, IO, 2.558%, 2/20/68	77,572,344	9,187,475
Ser. 16-H08, Class AI, IO, 2.551%, 8/20/65	47,307,789	3,229,135
Ser. 18-H05, Class AI, IO, 2.535%, 2/20/68	62,298,670	7,456,372
Ser. 16-H17, Class KI, IO, 2.51%, 7/20/66	26,887,428	2,627,978
Ser. 16-H16, Class EI, IO, 2.494%, 6/20/66 W	39,420,330	3,737,047
Ser. 17-H03, Class EI, IO, 2.481%, 1/20/67	28,256,653	3,599,191
Ser. 16-H04, Class HI, IO, 2.384%, 7/20/65	55,580,172	3,701,640
Ser. 15-H18, Class BI, IO, 2.375%, 7/20/65	37,592,121	3,405,846
Ser. 17-H02, Class BI, IO, 2.373%, 1/20/67	23,926,821	2,441,517
Ser. 18-H02, Class EI, IO, 2.372%, 1/20/68	83,213,839	9,855,639
Ser. 18-H02, Class HI, IO, 2.337%, 1/20/68	70,685,497	8,327,635
Ser. 18-H01, Class XI, IO, 2.335%, 1/20/68	40,744,309	5,304,870
Ser. 18-H01, IO, 2.309%, 12/20/67	28,459,340	2,927,442
Ser. 17-H08, Class NI, IO, 2.309%, 3/20/67	56,072,727	5,259,622
Ser. 17-H06, Class BI, IO, 2.283%, 2/20/67	54,470,002	5,405,461
Ser. 18-H03, Class XI, IO, 2.263%, 2/20/68	97,404,545	10,743,721
Ser. 15-H24, Class AI, IO, 2.253%, 9/20/65	32,670,938	2,785,786
Ser. 17-H06, Class MI, IO, 2.241%, 2/20/67	45,582,640	4,267,492
Ser. 17-H10, Class MI, IO, 2.224%, 4/20/67	88,854,444	7,197,210
Ser. 17-H09, IO, 2.185%, 4/20/67	45,290,906	3,800,586

Diversified Income Trust 31

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H20, Class BI, IO, 2.12%, 8/20/65	$46,134,712	$4,046,014
Ser. 17-H11, Class DI, IO, 1.951%, 5/20/67	30,407,005	3,005,997
Ser. 17-H20, Class HI, IO, 1.895%, 10/20/67	39,359,354	4,585,789
Ser. 15-H12, Class AI, IO, 1.87%, 5/20/65	77,783,950	5,670,217
Ser. 15-H23, Class DI, IO, 1.867%, 9/20/65	35,078,906	2,845,741
Ser. 15-H15, Class AI, IO, 1.821%, 6/20/65	44,372,684	4,113,348
FRB Ser. 15-H08, Class CI, IO, 1.805%, 3/20/65	57,532,891	4,142,599
Ser. 17-H06, Class DI, IO, 1.792%, 2/20/67	32,386,747	2,484,063
Ser. 15-H23, Class BI, IO, 1.761%, 9/20/65	66,739,998	5,052,218
Ser. 15-H03, Class CI, IO, 1.728%, 1/20/65	63,726,446	4,400,629
Ser. 14-H25, Class BI, IO, 1.70%, 12/20/64	45,830,560	3,192,786
Ser. 16-H14, IO, 1.695%, 6/20/66	44,662,515	2,992,523
Ser. 17-H18, Class FI, IO, 1.683%, 9/20/67	43,836,420	5,307,679
Ser. 16-H12, Class AI, IO, 1.67%, 7/20/65	51,109,285	3,445,839
Ser. 16-H18, IO, 1.668%, 8/20/66	49,125,779	3,247,460
Ser. 15-H01, Class BI, IO, 1.572%, 1/20/65	34,693,767	2,179,601
Ser. 17-H03, Class HI, IO, 1.567%, 1/20/67	73,733,945	4,640,174
Ser. 14-H06, Class BI, IO, 1.473%, 2/20/64	40,760,146	1,839,505
Ser. 12-H29, Class AI, IO, 1.425%, 10/20/62	19,423,745	586,908
Ser. 12-H29, Class FI, IO, 1.425%, 10/20/62	19,423,745	585,043
Ser. 18-H15, Class EI, IO, 0.087%, 8/20/68	70,339,787	5,760,829
Ser. 06-36, Class OD, PO, zero %, 7/16/36	6,464	5,818
		581,291,399
Commercial mortgage-backed securities (5.2%)
Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class B, 5.665%, 11/10/42 W	5,406,396	4,054,797
FRB Ser. 05-1, Class C, 5.665%, 11/10/42 W	8,629,000	2,157,250
Bank 144A Ser. 17-BNK9, Class D, 2.80%, 11/15/54	320,000	245,772
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.541%, 1/12/45 W	483,000	347,760
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	4,190,000	3,142,500
Ser. 05-PWR7, Class C, 5.235%, 2/11/41 W	4,945,000	5,433,076
Ser. 05-PWR7, Class B, 5.214%, 2/11/41 W	115,586	115,297
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 07-T28, Class D, 5.718%, 9/11/42 W	4,680,000	2,518,803
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E,
5.931%, 12/15/47 W	13,980,000	12,979,466
COMM Mortgage Trust FRB Ser. 14-CR16, Class C, 5.092%, 4/10/47 W	225,000	219,331
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 5.009%, 5/10/47 W	226,000	169,500
FRB Ser. 12-CR3, Class E, 4.909%, 10/15/45 W	7,769,000	4,207,147
FRB Ser. 13-CR9, Class D, 4.385%, 7/10/45 W	5,143,000	2,415,745
Ser. 12-LC4, Class E, 4.25%, 12/10/44	10,009,000	5,685,283
Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 1.092%, 12/15/39 W	9,229,584	10,153
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 5.997%, 2/15/41 W	10,781,407	6,059,150
FRB Ser. 07-C4, Class C, 5.91%, 9/15/39 W	168,163	166,757

32 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	$514,438	$520,768
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.911%, 4/15/50 W	6,587,000	4,742,640
DBUBS Mortgage Trust 144A FRB Ser. 11-LC2A, Class D,
5.67%, 7/10/44 W	211,000	194,940
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D,
4.664%, 9/10/47 W	17,168,000	6,523,840
JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12,
Class C, 4.236%, 7/15/45 W	197,000	192,645
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.971%, 2/15/47 W	11,861,000	5,972,512
FRB Ser. 14-C18, Class E, 4.471%, 2/15/47 W	7,852,000	2,924,627
FRB Ser. 14-C25, Class D, 4.099%, 11/15/47 W	10,691,000	7,370,953
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	15,725,000	7,237,478
JPMDB Commercial Mortgage Securities Trust Ser. 17-C5, Class C,
4.512%, 3/15/50 W	254,000	237,087
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class D, 4.306%, 4/15/46 W	431,000	320,773
Ser. 13-LC11, Class B, 3.499%, 4/15/46	180,000	172,611
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	13,371,809	7,997,759
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X,
IO, 7.004%, 12/15/49 W	60,277	1
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.498%, 8/15/46 W	650,000	273,073
FRB Ser. 15-C23, Class D, 4.289%, 7/15/50 W	3,926,000	3,463,860
FRB Ser. 13-C10, Class F, 4.218%, 7/15/46 W	254,000	123,541
Ser. 14-C17, Class E, 3.50%, 8/15/47	9,096,000	5,214,518
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	5,533,663	1,162,069
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	3,447,379	3,396,151
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class E,
5.599%, 3/15/45 W	7,066,000	3,533,000
Multifamily Connecticut Avenue Securities Trust 144A FRB
Ser. 20-01, Class M10, 3.898%, 3/25/50	568,000	530,032
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	4,414,162	151,922
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	6,847,000	1,137,211
Ser. 13-C6, Class B, 3.875%, 4/10/46 W	233,000	225,758
Ser. 13-C6, Class E, 3.50%, 4/10/46	8,520,000	5,797,153
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.41%, 7/15/46 W	14,132,111	5,652,844
Ser. 14-LC16, Class D, 3.938%, 8/15/50	11,010,000	5,832,688
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	8,644,000	4,284,087
FRB Ser. 12-C9, Class E, 4.971%, 11/15/45 W	5,985,000	3,810,213
FRB Ser. 13-C15, Class D, 4.643%, 8/15/46 W	22,811,996	11,492,974
FRB Ser. 12-C10, Class D, 4.575%, 12/15/45 W	21,439,000	7,800,117
		158,217,632

Diversified Income Trust 33

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) (11.2%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 0.365%, 5/25/47	$8,720,430	$4,302,219
BCAP, LLC Trust 144A FRB Ser. 11-RR3, Class 3A6,
3.179%, 11/27/36 W	8,218,741	6,574,993
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 21A1, 3.244%, 9/25/35 W	2,280,948	2,102,327
FRB Ser. 05-8, Class 21A1, 2.989%, 10/25/35 W	87,469	78,158
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1,
(1 Month US LIBOR + 0.23%), 0.378%, 9/25/46	4,996,223	5,001,015
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class B1, (1 Month US LIBOR + 4.75%), 4.898%,
10/25/27 (Bermuda)	2,376,000	2,113,132
FRB Ser. 18-2A, Class B1, (1 Month US LIBOR + 2.65%), 2.798%,
8/25/28 (Bermuda)	730,000	695,033
Chevy Chase Funding, LLC Mortgage-Backed Certificates
144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%),
0.328%, 11/25/47	3,356,287	2,649,558
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%),
0.498%, 3/25/37	9,465,725	8,326,346
FRB Ser. 07-AMC3, Class A2B, (1 Month US LIBOR + 0.18%),
0.328%, 3/25/37	1,306,253	1,128,629
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A3,
3.698%, 3/25/65 W	410,000	426,400
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.548%, 6/25/46 W	2,604,686	2,193,666
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
1.979%, 8/25/46	3,465,498	3,102,494
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
1.959%, 6/25/46	8,429,486	7,325,005
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.35%),
0.498%, 9/25/35	770,802	679,595
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
0.486%, 11/20/35	14,966,236	13,739,648
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.19%),
0.338%, 8/25/46	3,140,877	3,187,990
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.19%),
0.338%, 8/25/46	5,332,000	4,452,220
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
0.338%, 8/25/46	11,109,901	10,565,580
Deutsche Alt-A Securities Mortgage Loan Trust FRB Ser. 06-AR4,
Class A2, (1 Month US LIBOR + 0.19%), 0.338%, 12/25/36	9,800,150	5,476,637
Eagle Re, Ltd. 144A FRB Ser. 20-1, Class B1, (1 Month US LIBOR +
2.85%), 2.998%, 1/25/30	686,000	549,006
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
(1 Month US LIBOR + 10.50%), 10.648%, 5/25/28	6,323,057	6,745,483
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
(1 Month US LIBOR + 10.00%), 10.175%, 7/25/28	2,093,055	2,190,834
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
(1 Month US LIBOR + 9.35%), 9.498%, 4/25/28	10,586,140	12,496,889

34 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
(1 Month US LIBOR + 7.55%), 7.698%, 12/25/27	$11,161,171	$11,438,427
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1,
(1 Month US LIBOR + 5.15%), 5.298%, 10/25/29	1,935,000	1,967,745
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 5.298%, 11/25/28	2,559,410	2,680,629
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1,
(1 Month US LIBOR + 4.95%), 5.098%, 7/25/29	3,062,000	3,100,610
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 4.898%, 10/25/24	434,057	443,057
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M,
4.75%, 10/25/58 W	1,710,000	1,747,201
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class B1,
(1 Month US LIBOR + 4.45%), 4.598%, 3/25/30	1,590,000	1,589,996
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 3.998%, 3/25/29	3,145,000	3,262,693
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M3,
(1 Month US LIBOR + 3.80%), 3.948%, 3/25/25	201,352	202,277
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2,
(1 Month US LIBOR + 3.55%), 3.698%, 8/25/29	350,558	360,736
Structured Agency Credit Risk Debt FRN Ser. 18-DNA1, Class B1,
(1 Month US LIBOR + 3.15%), 3.298%, 7/25/30	137,000	122,391
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 2.448%, 9/25/30	1,841,402	1,812,782
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class B2,
(1 Month US LIBOR + 12.25%), 12.398%, 2/25/49	570,000	548,850
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2,
(1 Month US LIBOR + 11.25%), 11.398%, 4/25/49	1,150,000	1,070,444
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2,
(1 Month US LIBOR + 11.00%), 11.148%, 10/25/48	2,435,000	2,237,259
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2,
(1 Month US LIBOR + 10.75%), 10.898%, 1/25/49	2,342,000	2,140,938
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2,
(1 Month US LIBOR + 10.50%), 10.648%, 3/25/49	2,996,000	2,818,327
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4,
Class B2, (1 Month US LIBOR + 10.00%), 10.158%, 8/25/50	448,000	454,720
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3,
Class B2, (1 Month US LIBOR + 10.00%), 10.148%, 7/25/50	3,318,000	3,301,410
Structured Agency Credit Risk Debt FRN Ser. 20-DNA3, Class B2,
(1 Month US LIBOR + 9.35%), 9.498%, 6/25/50	239,000	241,390
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2,
(1 Month US LIBOR + 8.15%), 8.298%, 7/25/49	1,763,000	1,474,077
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2,
(1 Month US LIBOR + 7.75%), 7.898%, 9/25/48	2,911,000	2,283,906
Structured Agency Credit Risk Debt FRN Ser. 20-DNA3, Class B1,
(1 Month US LIBOR + 5.10%), 5.248%, 6/25/50	1,390,000	1,418,650
Structured Agency Credit Risk Trust FRB Ser. 19-FTR3,
Class FTR3, (1 Month US LIBOR + 4.80%), 4.975%, 9/25/47	1,290,000	928,800

Diversified Income Trust 35

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M,
4.75%, 8/25/58 W	$5,008,000	$4,940,575
Seasoned Credit Risk Transfer Trust Ser. 19-1, Class M,
4.75%, 7/25/58 W	1,850,000	1,891,542
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1,
(1 Month US LIBOR + 4.25%), 4.398%, 10/25/48	753,000	700,290
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1,
(1 Month US LIBOR + 3.70%), 3.848%, 12/25/30	4,286,000	3,997,137
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2,
Class M2, (1 Month US LIBOR + 3.10%), 3.248%, 3/25/50	1,965,000	1,935,517
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.798%, 1/25/49	179,112	177,524
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 2.598%, 3/25/49	99,878	98,193
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.498%, 2/25/49	41,263	40,869
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 2.448%, 10/25/48	644,400	631,204
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class M2,
(1 Month US LIBOR + 2.15%), 2.298%, 12/25/30	464,000	451,482
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 12.398%, 9/25/28	14,106,576	16,355,160
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
(1 Month US LIBOR + 11.75%), 11.898%, 10/25/28	7,697,601	8,728,594
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
(1 Month US LIBOR + 11.75%), 11.898%, 8/25/28	5,427,332	6,408,614
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B,
(1 Month US LIBOR + 10.75%), 10.898%, 1/25/29	444,496	480,515
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B,
(1 Month US LIBOR + 10.25%), 10.398%, 1/25/29	993,954	1,124,411
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B,
(1 Month US LIBOR + 9.25%), 9.398%, 4/25/29	3,178,498	3,265,081
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.048%, 10/25/28	475,375	501,649
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.848%, 4/25/28	15,269,078	15,805,703
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1,
(1 Month US LIBOR + 5.50%), 5.648%, 9/25/29	18,272,300	18,459,490
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 5.448%, 10/25/28	2,107,682	2,217,491
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.148%, 7/25/25	385,461	394,552
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 4.998%, 10/25/29	4,947,000	4,933,409
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 4.698%, 2/25/25	1,273,770	1,300,985
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1,
(1 Month US LIBOR + 4.50%), 4.648%, 12/25/30	499,000	463,101

36 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1,
(1 Month US LIBOR + 4.45%), 4.598%, 5/25/30	$1,200,000	$1,144,198
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1,
(1 Month US LIBOR + 4.45%), 4.598%, 2/25/30	3,018,000	2,915,201
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 4.598%, 1/25/29	61,921	63,874
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 4.448%, 2/25/25	136,500	138,816
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1,
(1 Month US LIBOR + 4.25%), 4.398%, 1/25/31	425,000	394,700
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2B1,
(1 Month US LIBOR + 4.10%), 4.248%, 3/25/31	1,624,000	1,534,800
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2B1,
(1 Month US LIBOR + 4.00%), 4.148%, 8/25/30	2,208,000	2,039,311
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1B1,
(1 Month US LIBOR + 4.00%), 4.148%, 5/25/30	1,626,000	1,507,023
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.148%, 5/25/25	452,590	457,801
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.148%, 5/25/25	895,492	907,123
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1B1,
(1 Month US LIBOR + 3.75%), 3.898%, 3/25/31	313,000	286,400
Connecticut Avenue Securities FRB Ser. 18-C03, Class 1B1,
(1 Month US LIBOR + 3.75%), 3.898%, 10/25/30	500,000	461,250
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 3.748%, 1/25/30	1,598,000	1,497,239
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1B1,
(1 Month US LIBOR + 3.55%), 3.698%, 7/25/30	2,520,000	2,335,725
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2,
(1 Month US LIBOR + 3.00%), 3.148%, 10/25/29	2,128,196	2,148,920
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2M2,
(1 Month US LIBOR + 2.85%), 2.998%, 11/25/29	257,650	257,490
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 2.948%, 2/25/30	3,487,705	3,477,539
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2,
(1 Month US LIBOR + 2.50%), 2.648%, 5/25/30	1,069,734	1,060,452
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2,
(1 Month US LIBOR + 2.25%), 2.398%, 7/25/30	60,285	59,539
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2,
(1 Month US LIBOR + 2.20%), 2.348%, 8/25/30	1,555,932	1,532,651
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2,
(1 Month US LIBOR + 2.10%), 2.248%, 3/25/31	760,560	746,897
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class B1,
(1 Month US LIBOR + 9.25%), 9.398%, 11/25/39	8,200,000	6,190,645
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1,
Class 1B1, (1 Month US LIBOR + 6.75%), 6.898%, 2/25/40	1,645,000	1,140,103
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1B1,
(1 Month US LIBOR + 5.75%), 5.898%, 7/25/29	4,084,000	4,238,913

Diversified Income Trust 37

	Principal
MORTGAGE-BACKED SECURITIES (35.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R04, Class 2B1,
(1 Month US LIBOR + 5.25%), 5.398%, 6/25/39	$617,000	$555,300
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1,
Class 1M2, (1 Month US LIBOR + 3.65%), 3.798%, 2/25/40	239,000	224,647
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1,
(1 Month US LIBOR + 3.25%), 3.398%, 1/25/40	2,457,000	1,875,321
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2B1,
(1 Month US LIBOR + 3.00%), 3.148%, 1/25/40	1,483,000	1,118,323
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 2.598%, 7/25/31	501,565	498,430
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month
US LIBOR + 0.18%), 0.328%, 5/25/36	10,534,267	3,816,317
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month
US LIBOR + 0.31%), 0.458%, 5/25/37	6,345,898	5,475,530
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month
US LIBOR + 0.52%), 0.676%, 5/19/35	18,845,250	9,791,061
Home Re, Ltd. 144A FRB Ser. 19-1, Class M2, (1 Month US LIBOR +
3.25%), 3.398%, 5/25/29 (Bermuda)	2,000,000	1,866,000
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO,
(1 Month US LIBOR + 0.20%), 0.348%, 6/25/37	4,916,012	2,360,598
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B,
(1 Month US LIBOR + 0.23%), 3.546%, 2/26/37	214,725	194,436
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M2, (1 Month
US LIBOR + 2.85%), 2.998%, 7/25/28 (Bermuda)	12,362,000	11,704,057
Oaktown Re III, Ltd. 144A
FRB Ser. 19-1A, Class B1B, (1 Month US LIBOR + 4.35%), 4.498%,
7/25/29 (Bermuda)	383,000	338,415
FRB Ser. 19-1A, Class B1A, (1 Month US LIBOR + 3.50%), 3.648%,
7/25/29 (Bermuda)	317,000	280,040
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR
+ 4.00%), 4.148%, 4/25/27 (Bermuda)	1,062,860	1,061,811
Radnor Re, Ltd. 144A FRB Ser. 20-2, Class B1, (1 Month US LIBOR +
7.60%), 7.746%, 10/25/30 (Bermuda)	168,000	168,000
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7,
Class A1A, (1 Month US LIBOR + 0.21%), 0.358%, 8/25/36	10,131,602	9,675,679
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	256,000	280,266
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	240,000	244,423
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 3.017%, 9/25/35 W	192,413	193,996
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.49%),
0.638%, 10/25/45	184,940	179,593
		337,492,113
Total mortgage-backed securities (cost $1,207,041,781)		$1,077,001,144

38 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (20.4%)*	amount	Value
Basic materials (1.5%)
Allegheny Technologies, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	$190,000	$182,581
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	2,150,000	2,203,750
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	150,000	152,813
Axalta Coating Systems, LLC/Axalta Coating Systems Dutch
Holding B BV 144A company guaranty sr. unsec. notes
4.75%, 6/15/27	580,000	593,050
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	654,000	673,620
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	1,068,000	1,046,640
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes
6.625%, 1/31/29	1,500,000	1,516,725
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	3,009,000	3,091,748
Boise Cascade Co. 144A company guaranty sr. unsec. notes
4.875%, 7/1/30	1,240,000	1,333,000
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	879,000	941,629
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	200,000	204,360
Cemex SAB de CV 144A company guaranty sr. notes 7.375%,
6/5/27 (Mexico)	700,000	756,357
Cemex SAB de CV 144A company guaranty sr. notes 5.45%,
11/19/29 (Mexico)	1,330,000	1,344,963
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	1,675,000	1,710,116
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	728,000	786,240
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	85,000	87,338
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (France)	1,400,000	1,435,000
Constellium SE 144A sr. unsec. notes 5.625%, 6/15/28 (France)	750,000	765,525
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)	595,000	573,431
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds
4.625%, 8/1/30 (Indonesia)	825,000	867,447
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
4.375%, 8/1/28 (Indonesia)	825,000	853,013
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	1,119,000	1,240,725
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	3,167,000	3,230,340
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	320,000	331,514
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/1/29 (Canada)	370,000	366,300
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	848,000	871,426
Mauser Packaging Solutions Holding Co. 144A sr. notes
8.50%, 4/15/24	535,000	553,725

Diversified Income Trust 39

	Principal
CORPORATE BONDS AND NOTES (20.4%)* cont.	amount	Value
Basic materials cont.
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	$298,000	$301,726
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	654,000	655,636
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	213,000	204,480
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	1,425,000	1,464,188
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	494,000	485,216
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	2,864,000	2,946,340
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	2,612,000	3,183,375
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	1,365,000	1,446,900
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	1,635,000	1,800,467
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	409,000	443,440
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	38,000	39,235
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	302,000	297,470
Tronox, Inc. 144A company guaranty sr. notes 6.50%, 5/1/25	260,000	271,051
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	830,000	855,938
U.S. Concrete, Inc. 144A company guaranty sr. unsec. notes
5.125%, 3/1/29	600,000	601,500
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	2,345,000	2,491,563
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
4.875%, 6/15/27	1,170,000	1,208,259
		46,410,160
Capital goods (1.6%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	2,515,000	2,587,306
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 6.875%, 7/1/28	155,000	150,350
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	65,000	69,148
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	1,925,000	1,987,563
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27
(Luxembourg) ‡‡	1,500,000	1,492,200
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	865,000	876,894
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 8/15/27 (Ireland)	1,865,000	1,900,435
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	45,000	47,250
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	45,000	47,250
Berry Global, Inc. 144A notes 4.50%, 2/15/26	990,000	999,900
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	1,125,000	1,184,063
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	735,000	797,379
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	390,000	404,625

40 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (20.4%)* cont.	amount	Value
Capital goods cont.
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	$215,000	$223,063
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	1,599,000	1,896,814
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	605,000	624,723
GFL Environmental, Inc. 144A sr. unsec. notes 7.00%,
6/1/26 (Canada)	1,455,000	1,533,206
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	131,000	134,337
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡	2,590,000	2,680,650
MasTec, Inc. 144A company guaranty sr. unsec. notes
4.50%, 8/15/28	1,625,000	1,641,250
Owens-Brockway Glass Container, Inc. 144A company guaranty sr.
unsec. notes 6.625%, 5/13/27	685,000	741,941
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	1,693,000	1,775,195
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	3,380,000	3,489,851
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	2,894,000	2,662,480
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	1,070,000	1,084,713
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	2,275,000	2,102,464
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	2,511,000	2,686,770
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	1,121,000	1,163,374
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	1,360,000	1,353,200
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	438,000	439,721
TransDigm, Inc. company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	337,000	323,874
TransDigm, Inc. 144A company guaranty sr. notes 8.00%, 12/15/25	20,000	21,750
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	3,729,000	3,894,176
Vertical US Newco, Inc. 144A company guaranty sr. notes
5.25%, 7/15/27	1,330,000	1,382,222
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	2,656,000	2,687,845
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.25%, 6/15/28	1,635,000	1,791,429
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.125%, 6/15/25	820,000	893,226
		49,772,637
Communication services (1.9%)
Altice Financing SA 144A company guaranty sr. notes 5.00%,
1/15/28 (Luxembourg)	1,240,000	1,204,350
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)	820,000	828,200
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	2,195,000	2,280,056

Diversified Income Trust 41

	Principal
CORPORATE BONDS AND NOTES (20.4%)* cont.	amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	$13,831,000	$14,989,347
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 5/1/32	1,420,000	1,482,125
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	990,000	1,039,545
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	1,635,000	1,700,400
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.00%, 2/1/28	3,292,000	3,456,600
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	1,468,000	1,487,891
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	1,965,000	2,107,463
CSC Holdings, LLC 144A sr. unsec. bonds 4.625%, 12/1/30	800,000	806,000
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	1,390,000	1,533,935
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	593,000	608,122
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	76,000	82,812
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	829,000	835,632
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 3/15/26	1,140,000	1,180,983
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	825,000	847,688
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.25%, 7/1/28	575,000	583,809
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 3.625%, 1/15/29	790,000	780,125
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	2,382,000	2,977,500
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	2,175,000	2,628,238
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	4,174,000	4,794,882
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	1,795,000	1,878,019
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	371,250	375,408
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	94,000	94,244
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	677,000	722,630
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	28,000	28,840
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	1,088,000	1,163,877
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	730,000	752,192
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30	45,000	51,058

42 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (20.4%)* cont.		amount	Value
Communication services cont.
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27		$1,020,000	$1,144,583
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)		2,073,000	2,180,796
Virgin Media Finance PLC 144A sr. unsec. bonds 5.00%, 7/15/30
(United Kingdom)		1,275,000	1,268,625
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	100,000	134,868
Zayo Group Holdings, Inc. 144A sr. notes 4.00%, 3/1/27		$395,000	388,769
			58,419,612
Consumer cyclicals (4.4%)
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26		580,000	601,750
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28		45,000	45,731
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26		985,000	1,015,781
Boyd Gaming Corp. company guaranty sr. unsec. notes
4.75%, 12/1/27		965,000	946,906
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)		40,000	40,337
Carnival Corp. 144A sr. notes 11.50%, 4/1/23		795,000	890,913
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26		965,000	1,010,838
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		6,000	5,340
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		2,061,000	1,759,579
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25		355,000	376,300
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27		60,000	57,615
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26		1,881,000	1,970,348
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		2,790,000	2,706,300
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26		1,336,000	945,221
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27		2,951,000	1,536,365
eG Global Finance PLC 144A company guaranty sr. notes 6.75%,
2/7/25 (United Kingdom)		1,985,000	2,032,144
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27		1,499,000	1,304,130
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		1,660,000	1,411,000
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25		2,279,000	2,612,897
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25		1,000,000	1,031,250
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27		1,034,000	1,014,457
Gap, Inc. (The) 144A sr. notes 8.625%, 5/15/25		650,000	711,750
Gap, Inc. (The) 144A sr. notes 8.375%, 5/15/23		1,137,000	1,256,385

Diversified Income Trust 43

		Principal
CORPORATE BONDS AND NOTES (20.4%)* cont.		amount	Value
Consumer cyclicals cont.
Gartner, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 10/1/30		$600,000	$606,750
Gartner, Inc. 144A company guaranty sr. unsec. notes
4.50%, 7/1/28		330,000	346,913
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27		3,035,000	3,285,388
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)		1,495,000	1,569,750
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 5/15/25		690,000	727,950
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		70,000	72,785
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		1,226,000	1,245,524
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		2,478,000	2,517,896
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26		571,812	595,699
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27		5,547,592	5,464,378
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)		45,000	53,438
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		68,000	76,840
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R		2,705,000	2,816,582
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R		1,402,000	1,428,288
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27		906,000	923,259
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25		50,000	50,250
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25		450,000	478,688
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%,
perpetual maturity		1,043,000	1,022,140
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity		1,225,000	1,286,250
L Brands, Inc. company guaranty sr. unsec. sub. bonds
6.875%, 11/1/35		1,390,000	1,369,574
L Brands, Inc. 144A company guaranty sr. notes 6.875%, 7/1/25		405,000	437,400
L Brands, Inc. 144A company guaranty sr. unsec. notes
9.375%, 7/1/25		325,000	372,938
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds
6.625%, 10/1/30		695,000	707,163
La Financiere Atalian SASU company guaranty sr. unsec. notes
Ser. REGS, 4.00%, 5/15/24 (France)	EUR	1,400,000	1,382,445
Levi Strauss & Co. sr. unsec. unsub. notes 5.00%, 5/1/25		$740,000	757,113
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24		817,000	800,660
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24		1,810,000	1,791,900
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24		39,000	37,733

44 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (20.4%)* cont.	amount	Value
Consumer cyclicals cont.
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	$739,000	$713,135
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	840,000	906,562
Macy’s, Inc. 144A company guaranty sr. unsec. notes
8.375%, 6/15/25	410,000	423,911
Marriott International, Inc. sr. unsec. notes Ser. EE, 5.75%, 5/1/25	610,000	680,773
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	730,000	778,497
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	1,670,000	1,715,926
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	2,155,000	2,182,153
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	2,129,000	2,291,337
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	2,535,000	2,110,388
Meredith Corp. 144A company guaranty sr. unsec. notes
6.50%, 7/1/25	1,555,000	1,597,763
MPH Acquisition Holdings, LLC 144A company guaranty sr. unsec.
notes 7.125%, 6/1/24	1,420,000	1,458,837
Navistar International Corp. 144A company guaranty sr. notes
9.50%, 5/1/25	213,000	240,002
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	1,856,000	1,897,760
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28	745,000	758,820
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	660,000	693,251
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	1,826,000	1,860,238
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. notes 5.625%, 10/1/28	1,045,000	1,080,844
Nordstrom, Inc. 144A sr. notes 8.75%, 5/15/25	1,480,000	1,621,864
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	246,000	249,690
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
company guaranty sr. unsec. notes 6.25%, 6/15/25	1,297,000	1,335,910
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	583,000	559,680
Owens Corning company guaranty sr. unsec. notes 4.20%, 12/1/24	110,000	121,399
Penske Automotive Group, Inc. company guaranty sr. unsec. notes
3.50%, 9/1/25	315,000	313,717
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	4,243,000	4,243,000
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	901,000	914,975
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	2,190,000	2,271,468
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
company guaranty sr. notes 3.375%, 8/31/27	790,000	757,803
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	1,645,000	1,665,563
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	1,889,000	2,595,014
QVC, Inc. company guaranty sr. notes 4.375%, 9/1/28	1,390,000	1,417,800

Diversified Income Trust 45

	Principal
CORPORATE BONDS AND NOTES (20.4%)* cont.	amount	Value
Consumer cyclicals cont.
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	$32,000	$34,240
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	4,122,000	4,536,549
Scientific Games International, Inc. 144A company guaranty sr.
notes 5.00%, 10/15/25	1,095,000	1,100,475
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	1,495,000	1,517,425
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	2,813,000	2,980,022
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	1,440,000	1,335,600
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	850,000	911,625
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,340,000	1,398,625
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes
7.00%, 7/1/25	1,725,000	1,834,969
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	75,000	77,063
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	45,000	46,688
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	1,280,000	1,263,354
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	145,000	150,438
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	1,955,000	1,798,600
TRI Pointe Group, Inc. sr. unsec. notes 5.70%, 6/15/28	815,000	892,425
Univision Communications, Inc. 144A company guaranty sr. notes
9.50%, 5/1/25	930,000	995,100
Univision Communications, Inc. 144A company guaranty sr. notes
6.625%, 6/1/27	1,630,000	1,591,288
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	100,000	94,750
Valvoline, Inc. company guaranty sr. unsec. notes 4.375%, 8/15/25	510,000	524,663
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30	2,775,000	2,830,500
Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec. notes
4.875%, 9/15/28	300,000	303,000
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	1,380,000	1,317,900
WMG Acquisition Corp. 144A company guaranty sr. bonds
3.00%, 2/15/31	315,000	306,259
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	1,220,000	1,223,050
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
notes 6.375%, 5/15/25	1,025,000	1,081,375
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	715,000	727,513
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	2,068,000	1,923,240
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	2,395,000	2,281,238
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. notes 7.75%, 4/15/25	540,000	571,906
		132,616,991

46 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (20.4%)* cont.		amount	Value
Consumer staples (1.2%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%,
10/15/30 (Canada) ##		$695,000	$700,359
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)		845,000	864,013
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)		63,000	64,247
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)		685,000	697,844
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		580,000	604,651
Avient Corp. 144A sr. unsec. notes 5.75%, 5/15/25		520,000	551,200
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27		165,000	180,263
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26		50,000	53,760
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		1,000,000	895,000
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27		45,000	46,826
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		3,633,000	3,033,555
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		840,000	895,651
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		71,000	72,775
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		880,000	914,320
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		84,000	86,125
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		54,000	56,662
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
5.00%, 7/15/35		1,723,000	1,984,029
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
3.00%, 6/1/26		2,968,000	3,049,684
Kraft Heinz Co. (The) 144A company guaranty sr. unsec. notes
3.875%, 5/15/27		244,000	258,447
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 5/15/28		1,195,000	1,290,600
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		1,799,000	1,875,458
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		22,000	22,935
Loxam SAS notes 3.75%, 7/15/26 (France)	EUR	1,400,000	1,562,887
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		$324,000	327,745
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		1,656,000	1,747,080
Match Group, Inc. 144A sr. unsec. unsub. notes 4.625%, 6/1/28		840,000	865,200
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29		1,055,000	1,297,650
Netflix, Inc. sr. unsec. notes 5.875%, 2/15/25		15,000	16,912
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		1,595,000	1,782,413
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		1,580,000	1,885,264
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		50,000	58,933
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30		575,000	655,500
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25		916,000	988,135

Diversified Income Trust 47

	Principal
CORPORATE BONDS AND NOTES (20.4%)* cont.	amount	Value
Consumer staples cont.
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	$730,000	$777,450
Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.125%, 1/15/28	1,420,000	1,466,150
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes
7.00%, 7/15/25	798,000	831,915
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	750,000	750,000
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	935,000	1,009,800
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25	370,000	410,349
		34,631,787
Energy (3.8%)
Aker BP ASA 144A sr. unsec. notes 6.00%, 7/1/22 (Norway)	2,750,000	2,791,250
Aker BP ASA 144A sr. unsec. notes 3.75%, 1/15/30 (Norway)	2,095,000	2,034,769
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	1,654,000	1,571,300
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	56,000	45,640
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	911,000	815,915
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	1,895,000	1,790,775
Apache Corp. sr. unsec. unsub. notes 4.625%, 11/15/25	320,000	305,001
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	562,000	514,230
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	74,000	72,890
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	70,000	70,053
ChampionX corp. company guaranty sr. unsec. notes
6.375%, 5/1/26	631,000	602,725
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	2,795,000	3,111,231
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	954,000	896,760
Continental Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/28	760,000	658,350
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	434,000	429,660
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	1,531,000	1,459,043
DCP Midstream Operating LP company guaranty sr. unsec. notes
5.625%, 7/15/27	1,155,000	1,175,213
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	899,000	854,050
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	1,000,000	1,291,250
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	860,000	1,108,326
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	677,000	684,902
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	771,000	800,564
Diamondback Energy, Inc. sr. unsec. notes 4.75%, 5/31/25	880,000	949,290
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	3,176,000	3,191,880
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 6.625%, 7/15/25	1,635,000	1,679,963
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	5,627,000	3,824,672

48 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (20.4%)* cont.	amount	Value
Energy cont.
Global Partners LP/GLP Finance Corp. 144A company guaranty sr.
unsec. notes 6.875%, 1/15/29	$230,000	$232,300
Hess Midstream Operations LP 144A company guaranty sr. unsec.
notes 5.125%, 6/15/28	86,000	85,838
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	4,186,000	4,264,403
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	330,000	321,750
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	1,161,000	1,129,978
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	1,802,000	1,767,618
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	886,000	301,240
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.50%, 1/15/28	2,255,000	1,085,220
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.25%, 1/15/26	965,000	475,263
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	130,000	129,944
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	347,000	335,723
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	274,000	257,322
Noble Energy, Inc. sr. unsec. bonds 6.00%, 3/1/41	168,000	233,064
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23 (In default) †	76,000	17,670
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22 (In default) †	44,000	10,230
Occidental Petroleum Corp. sr. unsec. notes 2.90%, 8/15/24	619,000	525,178
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	1,311,000	1,117,628
Occidental Petroleum Corp. sr. unsec. sub. notes 4.85%, 3/15/21	1,371,000	1,357,290
Occidental Petroleum Corp. sr. unsec. unsub. notes 3.50%, 6/15/25	845,000	701,350
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	6,941,000	8,220,573
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	4,451,000	4,940,610
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	11,947,000	12,574,218
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	3,006,000	3,325,388
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	3,525,000	3,849,300
Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	1,537,000	46,110
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	4,617,000	138,510
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	24,565,000	736,950
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	2,660,000	2,492,407
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
7.69%, 1/23/50 (Mexico)	8,180,000	6,846,660
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
6.84%, 1/23/30 (Mexico)	1,135,000	1,012,988

Diversified Income Trust 49

	Principal
CORPORATE BONDS AND NOTES (20.4%)* cont.	amount	Value
Energy cont.
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 5.95%, 1/28/31 (Mexico)	$9,697,000	$8,189,117
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	1,713,000	1,096,320
Rattler Midstream LP 144A company guaranty sr. unsec. notes
5.625%, 7/15/25	1,155,000	1,163,663
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	2,955,000	1,312,582
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	1,571,000	832,630
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	1,480,000	658,600
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	400,000	380,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	1,304,000	1,180,120
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	560,000	599,033
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	40,000	41,700
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	65,000	63,375
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A sr. unsec. bonds 5.50%, 3/1/30	575,000	575,604
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	538,200	478,998
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	1,453,000	1,164,551
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	129,000	127,872
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	580,000	571,300
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	16,000	18,080
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	1,743,000	1,804,005
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	35,000	34,410
WPX Energy, Inc. sr. unsec. sub. notes 5.875%, 6/15/28	2,645,000	2,764,025
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	1,674,000	1,699,110
		116,017,520
Financials (2.6%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	1,830,000	1,820,850
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	1,490,000	1,563,189
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	4,476,000	6,128,202
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	1,221,000	1,746,397
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	1,000,000	1,018,440
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	2,180,000	2,261,750
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,087,000	1,150,046
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	1,645,000	1,899,398
Credit Suisse Group AG 144A jr. unsec. sub. FRB 6.375%, perpetual
maturity (Switzerland)	1,755,000	1,875,656
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	905,000	972,875

50 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (20.4%)* cont.		amount	Value
Financials cont.
Diversified Healthcare Trust company guaranty sr. unsec. notes
9.75%, 6/15/25 R		$4,280,000	$4,755,987
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		1,223,000	1,775,849
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R		685,000	691,850
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)		1,155,000	1,265,708
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		886,000	883,786
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25		1,735,000	1,883,898
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		56,000	62,065
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)		1,925,000	1,949,063
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24		120,000	123,093
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26		480,000	500,401
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.25%, 5/15/27		1,155,000	1,203,279
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.75%, 9/15/24		55,000	55,688
Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB
7.70%, perpetual maturity (Italy)		1,370,000	1,438,500
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R		1,230,000	1,152,756
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		2,580,000	2,496,150
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R		1,227,000	1,144,939
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R		950,000	821,750
Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%, perpetual
maturity (United Kingdom)	GBP	100,000	222,677
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		$3,146,000	3,259,838
Miller Homes Group Holdings PLC company guaranty sr. notes
Ser. REGS, 5.50%, 10/15/24 (United Kingdom)	GBP	1,075,000	1,365,778
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26		$25,000	26,813
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27		980,000	998,973
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.50%, 8/15/28		1,288,000	1,286,390
NatWest Group PLC sr. unsec. unsub. notes 3.875%, 9/12/23
(United Kingdom)		1,580,000	1,694,076
PennyMac Financial Services, Inc. 144A company guaranty sr.
unsec. notes 5.375%, 10/15/25		1,165,000	1,179,563
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		2,185,000	2,113,988
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8.00%,
perpetual maturity (United Kingdom)		1,370,000	1,520,700
Service Properties Trust company guaranty sr. unsec. unsub.
notes 7.50%, 9/15/25 R		1,572,000	1,670,565

Diversified Income Trust 51

		Principal
CORPORATE BONDS AND NOTES (20.4%)* cont.		amount	Value
Financials cont.
Springleaf Finance Corp. company guaranty sr. unsec. notes
8.875%, 6/1/25		$675,000	$747,563
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26		1,045,000	1,167,474
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25		1,408,000	1,562,423
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29		145,000	150,800
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R		2,020,000	1,934,150
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds
5.125%, 8/1/30		330,000	351,450
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28		705,000	766,688
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23		1,392,000	1,259,760
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		1,400,000	1,534,779
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		10,740,000	11,357,550
			78,813,563
Health care (1.6%)
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		2,444,000	2,682,290
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	100,000	116,119
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$1,220,000	1,252,026
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		1,715,000	1,847,913
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28		855,000	906,300
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.25%, 2/15/29		1,185,000	1,218,843
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		3,185,000	3,260,644
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24		1,985,000	2,054,475
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30		710,000	724,342
Centene Corp. sr. unsec. notes 4.625%, 12/15/29		2,620,000	2,823,050
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		74,000	74,925
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26		873,000	924,660
Centene Corp. 144A sr. unsec. notes 5.25%, 4/1/25		48,000	49,884
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		969,000	1,021,084
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23		5,019,000	4,906,073
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.625%, 1/15/24		1,420,000	1,412,900
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26		915,000	899,445
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28		720,000	831,600
Emergent BioSolutions, Inc. 144A company guaranty sr. unsec.
notes 3.875%, 8/15/28		475,000	476,867

52 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (20.4%)* cont.	amount	Value
Health care cont.
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	$745,000	$739,487
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	82,000	95,668
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	3,915,000	4,326,075
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	45,000	45,850
Jaguar Holding Co. II/PPD Development LP 144A company
guaranty sr. unsec. notes 5.00%, 6/15/28	495,000	516,657
Jaguar Holding Co. II/PPD Development LP 144A company
guaranty sr. unsec. notes 4.625%, 6/15/25	330,000	339,900
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	14,000	14,280
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	120,000	132,976
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	585,000	585,732
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	1,135,000	1,140,675
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	23,000	23,741
Tenet Healthcare Corp. 144A company guaranty sr. notes
7.50%, 4/1/25	455,000	489,125
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	3,855,000	3,959,856
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	4,236,000	4,312,926
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 7.125%, 1/31/25 (Israel)	795,000	834,750
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	1,520,000	1,588,400
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	1,620,000	1,652,400
		48,281,938
Technology (0.8%)
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	55,000	57,338
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	545,000	560,025
Dell International, LLC/EMC Corp. 144A company guaranty sr.
notes 5.85%, 7/15/25	30,000	34,956
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	3,955,000	4,643,879
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	1,568,000	1,631,018
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	27,000	28,999
Microchip Technology, Inc. 144A company guaranty sr. unsec.
notes 4.25%, 9/1/25	815,000	845,611
Nutanix, Inc. cv. sr. unsec. notes zero %, 1/15/23	1,453,000	1,362,188
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	6,398,000	5,694,220
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	70,000	74,239
Qorvo, Inc. 144A company guaranty sr. unsec. bonds
3.375%, 4/1/31	745,000	757,107
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	1,172,000	1,242,320

Diversified Income Trust 53

	Principal
CORPORATE BONDS AND NOTES (20.4%)* cont.	amount	Value
Technology cont.
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A
company guaranty sr. notes 5.75%, 6/1/25	$690,000	$722,775
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	1,485,000	1,515,606
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	2,810,000	2,866,200
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	630,000	682,372
		22,718,853
Transportation (0.1%)
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A company guaranty sr.
notes 4.75%, 10/20/28	2,225,000	2,310,171
		2,310,171
Utilities and power (0.9%)
AES Corp. (The) sr. unsec. unsub. notes 6.00%, 5/15/26	1,450,000	1,523,116
AES Corp. (The) sr. unsec. unsub. notes 5.50%, 4/15/25	2,514,000	2,583,135
AES Corp. (The) sr. unsec. unsub. notes 5.125%, 9/1/27	810,000	862,731
AES Corp. (The) 144A sr. unsec. notes 3.30%, 7/15/25	535,000	569,968
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	924,000	855,943
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	509,000	474,286
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	35,000	33,731
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	1,105,000	1,147,962
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	3,015,000	3,087,782
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	320,000	326,176
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	160,000	159,700
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	2,495,000	2,949,959
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	62,000	65,953
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	413,000	436,748
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	2,235,000	2,411,007
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	1,265,000	1,393,841
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	135,000	143,763
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	295,000	320,813
Pacific Gas and Electric Co. bonds 2.50%, 2/1/31	2,590,000	2,464,307
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub.
notes 2.95%, 3/1/26	1,544,000	1,572,633
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	650,000	628,921
Vistra Operations Co., LLC 144A company guaranty sr. notes
4.30%, 7/15/29	830,000	905,963
Vistra Operations Co., LLC 144A company guaranty sr. notes
3.55%, 7/15/24	485,000	516,666
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.625%, 2/15/27	52,000	54,870
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.50%, 9/1/26	2,863,000	2,988,257
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub.
notes 5.00%, 7/31/27	60,000	62,880
		28,541,111
Total corporate bonds and notes (cost $631,939,872)		$618,534,343

54 Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (11.7%)*		amount	Value
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		$12,495,000	$6,809,775
Bahrain (Kingdom of) 144A sr. unsec. notes 7.375%,
5/14/30 (Bahrain)		760,000	828,373
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina) (In default) †		12,708,000	4,903,169
Buenos Aires (Province of) sr. unsec. unsub. notes Ser. REGS,
6.50%, 2/15/23 (Argentina) (In default) †		740,000	286,426
Buenos Aires (Province of) unsec. FRN 33.482%,
5/31/22 (Argentina)	ARS	99,370,000	1,183,792
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina) (In default) †		$12,315,000	4,751,537
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina) (In default) †		10,597,000	4,125,829
Chile (Republic of) sr. unsec. unsub. bonds 3.50%, 1/25/50 (Chile)		4,790,000	5,460,600
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)		20,752,000	11,570,680
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		150,000	91,500
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 6.85%,
1/27/45 (Dominican Republic)		2,550,000	2,685,150
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS,
5.875%, 1/30/60 (Dominican Republic)		7,888,000	7,454,239
Dominican (Republic of) sr. unsec. unsub. notes 7.50%, 5/6/21
(Dominican Republic)		1,345,000	1,388,712
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		5,272,000	6,141,880
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)		11,318,000	12,534,685
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%,
7/19/28 (Dominican Republic)		4,819,000	5,180,473
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)		3,264,000	3,488,400
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
4/18/24 (Dominican Republic)		1,551,000	1,640,183
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.50%,
1/27/25 (Dominican Republic)		300,000	318,750
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30
(Dominican Republic)		2,200,000	2,161,500
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.053%,
1/15/32 (Egypt)		11,840,000	11,291,926
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%,
3/1/29 (Egypt)		3,011,000	3,089,991
Egypt (Arab Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
6/11/25 (Egypt)		7,155,000	7,325,003
Egypt (Arab Republic of) 144A sr. unsec. bonds 8.875%,
5/29/50 (Egypt)		2,975,000	2,943,941
Egypt (Arab Republic of) 144A sr. unsec. bonds 7.053%,
1/15/32 (Egypt)		6,810,000	6,486,525
Egypt (Arab Republic of) 144A sr. unsec. notes 5.75%,
5/29/24 (Egypt)		2,515,000	2,570,592

Diversified Income Trust 55

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (11.7%)* cont.		amount	Value
El Salvador (Republic of) sr. unsec. unsub. bonds Ser. REGS,
7.625%, 2/1/41 (El Salvador)		$4,165,000	$3,481,940
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%,
1/18/27 (El Salvador)		2,898,000	2,487,933
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/30/25 (El Salvador)		4,150,000	3,641,625
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%,
2/14/30 (Indonesia)		337,000	353,903
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/15/24 (Indonesia)		2,705,000	3,110,748
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)		21,200,000	24,592,000
Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
2/17/37 (Indonesia)		3,055,000	4,288,456
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		12,420,000	14,221,273
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		5,860,000	6,182,241
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		23,575,000	22,013,157
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.75%,
12/31/32 (Ivory Coast)		11,503,800	10,612,256
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%,
3/22/30 (Ivory Coast)	EUR	3,940,000	4,172,982
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%,
3/3/28 (Ivory Coast)		$3,920,000	3,915,022
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)		6,251,000	6,274,442
Ivory Coast (Republic of) 144A sr. unsec. unsub. bonds 5.25%,
3/22/30 (Ivory Coast)	EUR	4,445,000	4,721,029
Jamaica (Government of) sr. unsec. unsub. bonds 8.00%,
3/15/39 (Jamaica)		$1,119,000	1,449,665
Jamaica (Government of) sr. unsec. unsub. notes 6.75%,
4/28/28 (Jamaica)		400,000	454,400
Kenya (Republic of) sr. unsec. bonds Ser. REGS, 8.00%,
5/22/32 (Kenya)		12,920,000	12,742,479
Kenya (Republic of) sr. unsec. notes Ser. REGS, 7.00%,
5/22/27 (Kenya)		1,060,000	1,038,803
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		1,637,000	1,972,585
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 6.00%,
8/1/29 (Oman)		5,769,000	5,271,308
Qatar (State of) 144A sr. unsec. notes 3.75%, 4/16/30 (Qatar)		3,540,000	4,101,415
Qatar (State of) 144A sr. unsec. unsub. bonds 4.40%,
4/16/50 (Qatar)		200,000	257,340
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%,
3/13/48 (Senegal)		30,930,000	29,228,850
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)		19,630,000	19,335,550
South Africa (Republic of) sr. unsec. unsub. bonds 6.30%, 6/22/48
(South Africa)		5,020,000	4,561,262
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 9/16/25
(South Africa)		5,970,000	6,380,616

56 Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (11.7%)* cont.	amount	Value
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	$6,485,000	$6,395,896
Turkey (Republic of) sr. unsec. unsub. notes 6.35%,
8/10/24 (Turkey)	11,628,000	11,583,930
United Mexican States sr. unsec. unsub. bonds 3.25%,
4/16/30 (Mexico)	11,880,000	12,168,802
Venezuela (Bolivarian Republic of) sr. unsec. bonds 7.00%,
3/31/38 (Venezuela)	2,900,000	224,751
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	13,582,000	1,052,606
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †	2,093,000	162,208
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	21,992,000	1,704,381
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%,
11/19/24 (Vietnam)	2,350,000	2,614,666
Vietnam (Socialist republic of) 144A sr. unsec. bonds 4.80%,
11/19/24 (Vietnam)	600,000	667,574
Total foreign government and agency bonds and notes (cost $404,839,346)		$354,151,725

		Principal
CONVERTIBLE BONDS AND NOTES (7.5%)*		amount	Value
Basic materials (—%)
Sika AG cv. sr. unsec. notes Ser. REGS, 0.15%, 6/5/25 (Switzerland)	CHF	640,000	$896,716
Symrise AG cv. sr. unsec. notes 0.238%, 6/20/24 (Germany)	EUR	200,000	313,619
			1,210,335
Capital goods (0.2%)
Airbus SE cv. sr. unsec. unsub. notes zero %, 6/14/21 (France)	EUR	700,000	814,510
Fortive Corp. cv. company guaranty sr. unsec. notes
0.875%, 2/15/22		$2,761,000	2,766,237
Middleby Corp. (The) 144A cv. sr. unsec. unsub. notes 1.00%, 9/1/25		1,664,000	1,639,040
MTU Aero Engines AG cv. sr. unsec. unsub. notes 0.125%,
5/17/23 (Germany)	EUR	100,000	141,931
			5,361,718
Communication services (0.5%)
Cellnex Telecom, SA cv. sr. unsec. unsub. notes 1.50%,
1/16/26 (Spain)	EUR	400,000	816,025
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26		$3,763,000	3,454,422
GCI Liberty, Inc. 144A cv. sr. unsec. bonds 1.75%, 9/30/46		2,456,000	4,208,357
Liberty Broadband Corp. 144A cv. sr. unsec. bonds 2.75%, 9/30/50		443,000	476,548
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23		986,000	1,073,011
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds
2.75%, 12/1/49		1,942,000	1,885,682
Telefonica Participaciones SAU cv. company guaranty sr. unsec.
unsub. notes zero %, 3/9/21 (Spain)	EUR	400,000	466,626
Vodafone Group PLC cv. sr. unsec. unsub. notes zero %, 11/26/20
(United Kingdom)	GBP	200,000	257,319
Vonage Holdings Corp. cv. sr. unsec. notes 1.75%, 6/1/24		$1,518,000	1,462,446
			14,100,436
Consumer cyclicals (1.1%)
adidas AG 144A cv. sr. unsec. notes 0.05%, 9/12/23 (Germany)	EUR	600,000	850,565
Archer Obligations cv. sr. unsec. notes Ser. KER, zero %,
3/31/23 (France)	EUR	200,000	328,173

Diversified Income Trust 57

		Principal
CONVERTIBLE BONDS AND NOTES (7.5%)* cont.		amount	Value
Consumer cyclicals cont.
Booking Holdings, Inc. 144A cv. sr. unsec. notes 0.75%, 5/1/25		$2,519,000	$3,234,368
Burlington Stores, Inc. 144A cv. sr. unsec. notes 2.25%, 4/15/25		2,940,000	3,503,082
Callaway Golf Co. 144A cv. sr. unsec. notes 2.75%, 5/1/26		892,000	1,211,189
Cinemark Holdings, Inc. 144A cv. sr. unsec. notes 4.50%, 8/15/25		647,000	643,350
Compagnie Generale des Etablissements Michelin SCA cv. sr.
unsec. unsub. notes zero %, 1/10/22 (France)		400,000	393,892
Dick’s Sporting Goods, Inc. 144A cv. sr. unsec. notes 3.25%, 4/15/25		1,127,000	2,063,579
FTI Consulting, Inc. cv. sr. unsec. notes 2.00%, 8/15/23		1,163,000	1,424,728
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22		283,000	207,451
Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46		159,000	293,283
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23		1,677,000	1,989,421
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23		2,922,000	3,254,717
LVMH Moet Hennessy Louis Vuitton SA cv. sr. unsec. notes zero %
(Units) (France)		596	296,520
National Vision Holdings, Inc. 144A cv. sr. unsec. notes
2.50%, 5/15/25		768,000	1,092,481
NCL Corp, Ltd. 144A cv. company guaranty notes 5.375%, 8/1/25		1,725,000	2,019,414
Nexity SA cv. sr. unsec. notes 0.25% (Units) (France)	EUR	2,850	179,220
Penn National Gaming, Inc. cv. sr. unsec. notes 2.75%, 5/15/26		$561,000	1,800,504
RH 144A cv. sr. unsec. notes zero %, 9/15/24		724,000	1,380,011
Royal Caribbean Cruises, Ltd. 144A cv. sr. unsec. notes
4.25%, 6/15/23		1,873,000	2,185,668
Square, Inc. 144A cv. sr. unsec. notes 0.125%, 3/1/25		3,091,000	4,696,964
Tesla Motors, Inc. cv. sr. unsec. notes 2.00%, 5/15/24		35,000	241,937
Winnebago Industries, Inc. 144A cv. sr. unsec. notes 1.50%, 4/1/25		1,238,000	1,338,655
			34,629,172
Consumer staples (0.7%)
Bloomin’ Brands, Inc. 144A cv. sr. unsec. notes 5.00%, 5/1/25		592,000	901,419
Chegg, Inc. 144A cv. sr. unsec. notes zero %, 9/1/26		2,056,000	2,048,805
Delivery Hero AG cv. sr. unsec. notes Ser. REGS, 0.25%,
1/23/24 (Germany)	EUR	1,100,000	1,520,163
Etsy, Inc. cv. sr. unsec. notes 0.125%, 10/1/26		$1,597,000	2,508,289
IAC Financeco 2, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 6/15/26		2,668,000	3,809,280
Lyft, Inc. 144A cv. sr. unsec. notes 1.50%, 5/15/25		753,000	783,120
Pinduoduo, Inc. cv. sr. unsec. notes zero %, 10/1/24 (China)		220,000	398,353
Wayfair, Inc. 144A cv. sr. unsec. notes 0.625%, 10/1/25		3,556,000	3,617,117
Zillow Group, Inc. cv. sr. unsec. notes 2.75%, 5/15/25		1,498,000	2,588,219
Zillow Group, Inc. cv. sr. unsec. sub. notes 1.375%, 9/1/26		1,257,000	3,003,320
			21,178,085
Energy (0.2%)
BP Capital Markets PLC cv. company guaranty sr. unsec. unsub.
notes 1.00%, 4/28/23 (United Kingdom)	GBP	300,000	387,585
CHC Group, LLC/CHC Finance, Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $393,884)		$566,658	84,999
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23
(In default) †		497,000	111,825
Pioneer Natural Resources Co. 144A cv. sr. unsec. notes
0.25%, 5/15/25		2,773,000	3,053,054
RAG-Stiftung cv. sr. unsec. unsub. notes zero %, 2/18/21 (Germany)	EUR	400,000	466,973

58 Diversified Income Trust

		Principal
CONVERTIBLE BONDS AND NOTES (7.5%)* cont.		amount	Value
Energy cont.
SolarEdge Technologies, Inc. 144A cv. sr. unsec. notes zero %,
9/15/25 (Israel)		$1,082,000	$1,239,450
TOTAL SA cv. sr. unsec. unsub. notes 0.50%, 12/2/22 (France)		800,000	788,160
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes
0.50%, 1/30/23		1,277,000	236,520
			6,368,566
Financials (0.4%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes
4.75%, 3/15/23 R		1,612,000	1,518,727
Deutsche Wohnen SE cv. sr. unsec. unsub. notes 0.60%,
1/5/26 (Germany)	EUR	600,000	768,650
Encore Capital Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 3.25%, 3/15/22		$1,088,000	1,174,210
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22 R		1,684,000	2,174,759
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23		2,017,000	2,000,612
LendingTree, Inc. 144A cv. sr. unsec. notes 0.50%, 7/15/25		1,625,000	1,585,450
Redfin Corp. cv. sr. unsec. notes 1.75%, 7/15/23		1,031,000	1,786,208
			11,008,616
Health care (0.8%)
BioMarin Pharmaceutical, Inc. 144A cv. sr. unsec. sub. notes
1.25%, 5/15/27		1,319,000	1,289,971
CONMED Corp. cv. sr. unsec. notes 2.625%, 2/1/24		1,393,000	1,559,524
DexCom, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 11/15/25		3,002,000	3,165,233
Envista Holdings Corp. 144A cv. sr. unsec. notes 2.375%, 6/1/25		727,000	1,008,887
Exact Sciences Corp. cv. sr. unsec. notes 0.375%, 3/15/27		3,754,000	4,393,642
Illumina, Inc. cv. sr. unsec. notes zero %, 8/15/23		362,000	382,934
Insulet Corp. 144A cv. sr. unsec. notes 0.375%, 9/1/26		1,662,000	2,116,458
Integra LifeSciences Holdings Corp. 144A cv. sr. unsec. notes
0.50%, 8/15/25		1,171,000	1,095,986
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26		1,155,000	1,119,883
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 0.75%, 6/15/24		1,152,000	1,141,057
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes
1.50%, 8/15/24 (Ireland)		2,645,000	2,673,363
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24		617,000	848,375
Pacira Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
0.75%, 8/1/25		1,196,000	1,289,209
QIAGEN NV cv. sr. unsec. unsub. notes Ser. REGS, 1.00%,
11/13/24 (Netherlands)		200,000	253,934
Revance Therapeutics, Inc. 144A cv. sr. unsec. notes 1.75%, 2/15/27		828,000	872,656
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25		877,000	1,133,511
Teladoc Health, Inc. 144A cv. sr. unsec. sub. notes 1.25%, 6/1/27		1,178,000	1,473,147
			25,817,770
Technology (3.2%)
8x8, Inc. cv. sr. unsec. notes 0.50%, 2/1/24		54,000	50,245
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27		3,429,000	3,967,072
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25		1,932,000	2,484,305
Blackline, Inc. cv. sr. unsec. notes 0.125%, 8/1/24		2,274,000	3,127,845
Cloudflare, Inc. 144A cv. sr. unsec. notes 0.75%, 5/15/25		1,164,000	1,567,154

Diversified Income Trust 59

		Principal
CONVERTIBLE BONDS AND NOTES (7.5%)* cont.		amount	Value
Technology cont.
Coupa Software, Inc. 144A cv. sr. unsec. notes 0.375%, 6/15/26		$1,310,000	$1,543,344
Cree, Inc. 144A cv. sr. unsec. unsub. notes 1.75%, 5/1/26		1,570,000	2,403,082
CyberArk Software, Ltd. 144A cv. sr. unsec. notes zero %,
11/15/24 (Israel)		1,700,000	1,659,303
DocuSign, Inc. cv. sr. unsec. notes 0.50%, 9/15/23		533,000	1,609,181
Envestnet, Inc. 144A cv. company guaranty sr. unsec. notes
0.75%, 8/15/25		2,602,000	2,613,114
Five9, Inc. 144A cv. sr. unsec. notes 0.50%, 6/1/25		1,582,000	1,911,825
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25		1,600,000	1,835,130
HubSpot, Inc. 144A cv. sr. unsec. notes 0.375%, 6/1/25		1,161,000	1,471,734
Inphi Corp. 144A cv. sr. unsec. notes 0.75%, 4/15/25		1,950,000	2,334,064
iQIYI, Inc. cv. sr. unsec. notes 2.00%, 4/1/25 (acquired 3/27/19, cost
$220,000) (China)		220,000	208,725
j2 Global, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26		1,728,000	1,527,937
LivePerson, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/24		1,030,000	1,556,588
Lumentum Holdings, Inc. 144A cv. sr. unsec. notes 0.50%, 12/15/26		2,425,000	2,580,947
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27		753,000	1,160,124
MongoDB, Inc. 144A cv. sr. unsec. notes 0.25%, 1/15/26		498,000	650,427
New Relic, Inc. cv. sr. unsec. notes 0.50%, 5/1/23		1,404,000	1,341,681
Nuance Communications, Inc. cv. sr. unsec. notes 1.25%, 4/1/25		1,998,000	3,539,057
Okta, Inc. 144A cv. sr. unsec. notes 0.375%, 6/15/26		1,730,000	1,975,625
Omnicell, Inc. 144A cv. sr. unsec. notes 0.25%, 9/15/25		1,081,000	1,108,123
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23		2,607,000	3,442,870
Palo Alto Networks, Inc. 144A cv. sr. unsec. notes 0.375%, 6/1/25		5,584,000	5,912,177
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25		1,191,000	1,350,473
Pluralsight, Inc. cv. sr. unsec. notes 0.375%, 3/1/24		1,495,000	1,312,610
Proofpoint, Inc. cv. sr. unsec. notes 0.25%, 8/15/24		2,541,000	2,529,884
Q2 Holdings, Inc. cv. sr. unsec. unsub. notes 0.75%, 6/1/26		621,000	760,639
Rapid7, Inc. 144A cv. sr. unsec. notes 2.25%, 5/1/25		709,000	891,568
RealPage, Inc. cv. sr. unsec. notes 1.50%, 5/15/25		1,167,000	1,200,552
RingCentral, Inc. 144A cv. sr. unsec. notes zero %, 3/1/25		2,267,000	2,414,355
SailPoint Technologies Holding, Inc. 144A cv. sr. unsec. notes
0.125%, 9/15/24		1,284,000	1,966,657
Sea, Ltd. 144A cv. sr. unsec. notes 2.375%, 12/1/25 (Thailand)		275,000	514,098
Shopify, Inc. cv. sr. unsec. notes 0.125%, 11/1/25 (Canada)		449,000	501,112
Silicon Laboratories, Inc. 144A cv. sr. unsec. notes 0.625%, 6/15/25		1,038,000	1,110,399
Snap, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/26		2,717,000	3,761,347
Splunk, Inc. cv. sr. unsec. notes 1.125%, 9/15/25		614,000	886,143
Splunk, Inc. 144A cv. sr. unsec. notes 1.125%, 6/15/27		4,903,244	5,275,579
STMicroelectronics NV cv. sr. unsec. notes 0.25%, 7/3/24 (France)		600,000	934,140
Synaptics, Inc. cv. sr. unsec. notes 0.50%, 6/15/22		939,000	1,161,338
Talend SA 144A cv. sr. unsec. notes 1.75%, 9/1/24	EUR	200,000	237,558
Twilio, Inc. cv. sr. unsec. notes 0.25%, 6/1/23		$278,000	966,863
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21		2,243,000	2,229,198
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24		1,681,000	1,894,277
Wix.com, Ltd. 144A cv. sr. unsec. notes zero %, 8/15/25 (Israel)		1,777,000	1,783,614
Workday, Inc. cv. sr. unsec. notes 0.25%, 10/1/22		1,333,000	2,047,412

60 Diversified Income Trust

		Principal
CONVERTIBLE BONDS AND NOTES (7.5%)* cont.		amount	Value
Technology cont.
Xero Investments, Ltd. cv. sr. unsec. notes Ser. REGS, 2.375%,
10/4/23 (New Zealand)		$200,000	$335,289
Zendesk, Inc. 144A cv. sr. unsec. notes 0.625%, 6/15/25		3,490,000	4,140,075
Zynga, Inc. cv. sr. unsec. notes 0.25%, 6/1/24		1,925,000	2,436,328
			96,223,187
Transportation (0.3%)
Air Transport Services Group, Inc. cv. sr. unsec. notes
1.125%, 10/15/24		1,242,000	1,308,615
American Airlines Group, Inc. cv. company guaranty notes
6.50%, 7/1/25		1,561,000	1,439,047
Deutsche Post AG cv. sr. unsec. notes 0.05%, 6/30/25 (Germany)	EUR	400,000	486,614
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25		$4,917,000	6,416,685
			9,650,961
Utilities and power (0.1%)
Eni SpA cv. sr. unsec. unsub. notes zero %, 4/13/22 (Italy)	EUR	200,000	232,373
Iberdrola International BV cv. company guaranty sr. unsec. unsub.
notes zero %, 11/11/22 (Spain)	EUR	300,000	444,586
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds
2.75%, 6/1/48		$2,063,000	2,136,724
			2,813,683
Total convertible bonds and notes (cost $203,931,925)			$228,362,529

PURCHASED SWAP OPTIONS OUTSTANDING (4.5%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
0.30/3 month USD-LIBOR-BBA/Jun-24	Jun-22/0.30	$306,920,900	$960,662
Barclays Bank PLC
(0.359)/3 month USD-LIBOR-BBA/Oct-25
(United Kingdom)	Oct-20/0.359	695,749,700	521,812
Citibank, N.A.
1.629/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629	103,968,200	6,493,854
1.316/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316	536,553,400	5,923,550
1.996/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996	103,968,200	4,523,656
(0.923)/3 month USD-LIBOR-BBA/Dec-30	Dec-20/0.923	184,176,700	970,611
0.635/3 month USD-LIBOR-BBA/Oct-30	Oct-20/0.635	131,378,800	254,875
(1.996)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996	103,968,200	119,563
(1.316)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316	536,553,400	537
(1.629)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629	103,968,200	104
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988	44,570,700	7,297,115
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988	44,570,700	909,242
(2.983)/3 month USD-LIBOR-BBA/May-52	May-22/2.983	77,778,300	477,559
JPMorgan Chase Bank N.A.
(0.692)/3 month USD-LIBOR-BBA/Dec-30	Dec-20/0.692	440,000,000	6,010,400
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795	35,772,300	5,400,186
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575	35,772,300	5,298,951
1.101/3 month USD-LIBOR-BBA/Mar-31	Mar-21/1.101	123,520,600	4,828,420
1.33/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.33	415,873,100	4,666,096

Diversified Income Trust 61

PURCHASED SWAP OPTIONS OUTSTANDING (4.5%)* cont.
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
JPMorgan Chase Bank N.A. cont.
(0.7075)/3 month USD-LIBOR-BBA/Dec-30	Dec-20/0.7075		$295,914,400	$3,769,949
(0.71827)/3 month USD-LIBOR-BBA/Oct-30	Oct-20/0.71827		489,200,100	1,521,412
(0.6225)/3 month USD-LIBOR-BBA/Oct-30	Oct-20/0.6225		76,730,100	768,068
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		35,772,300	743,348
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		35,772,300	721,170
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		44,214,400	18,305,204
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		44,214,400	18,053,182
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		44,214,400	15,733,252
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		58,978,200	4,344,924
2.75/3 month USD-LIBOR-BBA/Dec-71	Dec-46/2.75		10,000,000	3,669,200
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		58,978,200	1,765,807
(2.904)/3 month USD-LIBOR-BBA/May-51	May-21/2.904		33,333,500	41,667
Toronto-Dominion Bank
(1.04)/3 month USD-LIBOR-BBA/Mar-55 (Canada)	Mar-25/1.04		7,791,000	1,297,747
UBS AG
1.5025/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025		558,015,100	7,209,555
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	83,593,200	2,748,168
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	83,593,200	1,266,274
(1.5025)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025		$558,015,100	560
Total purchased swap options outstanding (cost $77,312,589)				$136,616,680

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.6%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/USD (Call)	Feb-21/$1.23	$148,622,142	EUR	126,762,030	$700,753
EUR/USD (Call)	Jan-21/1.22	103,788,205	EUR	88,522,500	527,659
EUR/USD (Call)	Oct-20/1.21	103,788,205	EUR	88,522,500	60,924
GBP/USD (Put)	Dec-20/1.23	72,406,829	GBP	56,114,100	508,006
	Nov-20/JPY
USD/JPY (Put)	105.00	77,382,150		$77,382,150	778,774
Credit Suisse International
EUR/CHF (Call)	Dec-20/CHF 1.10	168,940,665	EUR	144,092,000	436,543
EUR/NOK (Put)	Mar-21/NOK 10.45	59,755,361	EUR	50,966,234	456,172
EUR/SEK (Put)	Mar-21/SEK 10.25	44,816,512	EUR	38,224,668	347,462
Goldman Sachs International
USD/CNH (Put)	Mar-21/CNH 6.75	122,417,900		$122,417,900	1,109,596
	Nov-20/JPY
USD/JPY (Put)	105.00	77,382,150		77,382,150	778,774
	Nov-20/MXN
USD/MXN (Put)	21.00	73,450,700		73,450,700	670,825
HSBC Bank USA, National
Association
AUD/USD (Call)	Mar-21/$0.76	95,789,556	AUD	133,737,600	702,042
EUR/USD (Call)	Mar-21/1.20	79,673,802	EUR	67,954,968	931,466
NZD/USD (Call)	Mar-21/0.69	59,526,380	NZD	89,980,168	840,572

62 Diversified Income Trust

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.6%)* cont.	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
HSBC Bank USA, National
Association cont.
	Mar-21/KRW
USD/KRW (Put)	1130.00	$59,701,834		$59,701,834	$608,601
USD/SGD (Put)	Mar-21/SGD 1.35	44,776,368		44,776,368	357,584
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.00% TBA
commitments (Call)	Nov-20/$103.06	647,000,000		647,000,000	2,426,250
Uniform Mortgage-Backed
Securities 30 yr 2.00% TBA
commitments (Call)	Nov-20/103.19	658,000,000		658,000,000	1,938,468
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Call)	Nov-20/104.70	785,000,000		785,000,000	2,550,465
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Call)	Oct-20/104.98	148,000,000		148,000,000	95,756
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Call)	Nov-20/104.70	96,000,000		96,000,000	206,112
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Call)	Oct-20/105.56	45,000,000		45,000,000	45
Morgan Stanley & Co.
International PLC
EUR/USD (Call)	Mar-21/1.23	99,081,428	EUR	84,508,020	522,357
EUR/USD (Call)	Oct-20/1.24	103,788,205	EUR	88,522,500	5,916
USD/MXN (Put)	Mar-21/MXN 20.75	39,801,234		$39,801,234	485,296
UBS AG
EUR/USD (Call)	Feb-21/$1.23	148,622,142	EUR	126,762,030	700,755
Total purchased options outstanding (cost $22,222,710)					$18,747,173

	Principal
SENIOR LOANS (2.0%)*c	amount	Value
Basic materials (0.2%)
Alpha 3 BV bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 3.00%), 4.00%, 1/31/24	$1,038,395	$1,019,898
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 3.261%, 9/6/24	1,300,073	1,213,131
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 2.72%, 3/1/26	565,120	553,535
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 10.831%, 6/26/26	1,495,000	1,390,350
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.256%, 6/26/25	1,962,022	1,907,248
		6,084,162
Capital goods (0.4%)
Berry Global, Inc. bank term loan FRN Ser. Y, (BBA LIBOR USD
3 Month + 2.00%), 3.899%, 7/1/26	83,938	81,268
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 3.523%, 4/3/24	1,964,321	1,850,554

Diversified Income Trust 63

	Principal
SENIOR LOANS (2.0%)*c cont.	amount	Value
Capital goods cont.
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 4.00%, 5/31/25	$1,864,046	$1,853,454
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.463%, 2/5/23	121,529	120,105
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.361%, 3/28/25	584,257	550,662
Vertical US Newco, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 4.25%), 4.428%, 6/30/27	690,000	683,716
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.655%, 3/2/27	5,709,731	5,596,964
		10,736,723
Communication services (0.1%)
Asurion, LLC bank term loan FRN Ser. B7, (BBA LIBOR USD 3 Month
+ 3.00%), 3.147%, 11/3/24	812,911	798,250
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3, (BBA
LIBOR USD 3 Month + 4.75%), 8.00%, 11/27/23	290,000	290,653
T-Mobile USA, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 3.404%, 4/1/27	44,888	44,831
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 4.668%, 3/9/27	965,150	934,524
		2,068,258
Consumer cyclicals (0.7%)
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 3.761%, 8/21/26	1,386,000	1,260,271
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 4.75%, 5/5/24	1,172,824	1,167,937
Diamond Sports Group, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 3.40%, 8/24/26	74,250	57,173
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.75%), 6.69%, 10/30/26	1,381,001	1,368,918
Golden Nugget, LLC bank term loan FRN Ser. B, (1 Month US LIBOR
+ 2.50%), 4.081%, 10/4/23	1,404,797	1,252,376
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.75%, 5/1/26	1,147,125	1,104,108
iHeartCommunications, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.00%), 4.66%, 5/1/26	858,513	813,011
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 3.66%, 11/6/24	4,979,044	4,929,255
Refinitiv US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 3.397%, 10/1/25	1,772,767	1,754,208
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	1,360,000	816,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.248%, 2/28/25	492,172	421,627
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 3.471%, 8/14/24	88,861	83,629
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 7.22%, 11/28/22	1,809,795	1,411,640
Terrier Media Buyer, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.25%), 5.99%, 12/17/26	1,171,151	1,139,822

64 Diversified Income Trust

	Principal
SENIOR LOANS (2.0%)*c cont.	amount	Value
Consumer cyclicals cont.
Terrier Media Buyer, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.25%), 4.435%, 12/17/26	$349,125	$337,778
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.00%, 7/24/24	1,752,955	1,682,837
		19,600,590
Consumer staples (0.2%)
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 7/12/24	2,655,929	2,618,581
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 5.25%, 6/21/24	3,376,996	3,141,076
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.41%, 2/5/25	78,788	75,095
		5,834,752
Energy (—%)
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 5.75%, 12/31/22 (In default) †	684,000	246,240
ChampionX Holding, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 5.00%), 6.00%, 6/3/27	987,500	980,711
		1,226,951
Financials (—%)
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.927%, 4/25/25	729,488	725,971
		725,971
Health care (0.4%)
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 1.75%), 3.404%, 2/4/27	1,084,035	1,052,675
Enterprise Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 3.897%, 10/10/25	1,000,000	713,333
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.75%), 5.50%, 10/5/25	3,075,000	3,003,251
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 3.406%, 6/30/25	4,860,216	4,647,581
Sotera Health Holdings, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.50%), 5.50%, 12/13/26	1,416,450	1,409,722
		10,826,562
Technology (—%)
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.25%), 5.25%, 7/30/27	1,315,000	1,307,110
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 11/3/23	41,038	40,211
		1,347,321
Transportation (—%)
Genesee & Wyoming, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.00%), 3.774%, 11/5/26	611,925	600,987
		600,987
Total senior loans (cost $61,413,255)		$59,052,277

Diversified Income Trust 65

	Principal
ASSET-BACKED SECURITIES (1.6%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA
LIBOR USD 3 Month + 2.90%), 3.125%, 7/25/24	$8,357,000	$8,377,893
CarMax Auto Owner Trust Ser. 20-2, Class D, 6.87%, 5/17/27	7,798,000	8,296,682
Cascade Funding Mortgage Trust 144A FRB Ser. 19-HB1, Class M5,
6.00%, 12/25/29 W	1,054,000	948,458
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
0.998%, 11/25/51	2,216,667	2,216,667
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
0.948%, 6/25/52	2,676,000	2,662,620
Mortgage Repurchase Agreement Financing Trust FRB Ser. 20-4,
Class A1, (1 Month US LIBOR + 1.35%), 1.506%, 4/23/23	123,000	123,000
Mortgage Repurchase Agreement Financing Trust 144A FRB
Ser. 20-2, Class A1, (1 Month US LIBOR + 1.75%), 1.906%, 5/29/22	3,250,000	3,250,029
Nationstar HECM Loan Trust 144A Ser. 19-2A, Class M4,
5.682%, 11/26/29 W	9,376,000	9,356,048
RMF Buyout Issuance Trust 144A
Ser. 20-1, Class M5, 6.00%, 2/25/30 W	1,935,000	1,552,203
Ser. 20-2, Class M3, 4.571%, 6/25/30 W	149,000	149,002
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 1.75%),
1.901%, 9/7/21	3,452,000	3,452,000
FRB Ser. 20-WL1, Class A, (1 Month US LIBOR + 1.15%),
1.298%, 6/25/51	8,223,000	8,223,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
0.975%, 3/26/21	530,000	530,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
0.901%, 10/24/20	558,000	558,000
Total asset-backed securities (cost $49,663,746)		$49,695,602

COMMON STOCKS (—%)*	Shares	Value
STMicroelectronics NV (Switzerland) †	3,079	$92,986
Total common stocks (cost $99,975)		$92,986

	Expiration	Strike
WARRANTS (—%)*	date	price	Warrants	Value
Stearns Holdings, LLC Class B † F	11/5/39	$0.01	74,331	$74,331
Total warrants (cost $74,331)				$74,331

SHORT-TERM INVESTMENTS (26.6%)*	Principal amount	Value
Chariot Funding, LLC asset-backed commercial paper
0.250%, 11/5/20	$5,000,000	$4,999,440
CHARTA, LLC asset-backed commercial paper 0.955%, 10/23/20	10,000,000	9,999,010
ENGIE SA commercial paper 0.451%, 10/19/20	10,000,000	9,999,108
Entergy Corp. commercial paper 0.350%, 10/26/20	6,500,000	6,498,662
ETP Legacy LP commercial paper 0.620%, 10/1/20	25,000,000	24,999,722
General Motors Financial Co., Inc. commercial paper
0.450%, 10/1/20	23,500,000	23,499,731
Hyundai Capital America commercial paper 0.230%, 11/4/20	15,000,000	14,994,269
Intercontinental Exchange, Inc. commercial paper
0.370%, 12/22/20	10,980,000	10,970,316

66 Diversified Income Trust

	Principal amount/
SHORT-TERM INVESTMENTS (26.6%)* cont.		shares	Value
Intercontinental Exchange, Inc. commercial paper
0.300%, 10/1/20		$15,000,000	$14,999,865
Old Line Funding, LLC asset-backed commercial paper
1.157%, 10/16/20		10,000,000	9,999,493
Putnam Short Term Investment Fund Class P 0.21% L	Shares	345,792,213	345,792,213
Shell International Finance BV commercial paper 0.523%, 6/11/21		$5,000,000	4,989,381
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	Shares	22,432,000	22,432,000
Suncor Energy, Inc. commercial paper 0.551%, 10/6/20		$5,000,000	4,999,867
Suncor Energy, Inc. commercial paper 0.521%, 10/7/20		7,250,000	7,249,774
Suncor Energy, Inc. commercial paper 0.481%, 10/20/20		1,673,000	1,672,830
Suncor Energy, Inc. commercial paper 0.330%, 12/1/20		3,500,000	3,498,728
Suncor Energy, Inc. commercial paper 0.250%, 11/23/20		2,895,000	2,894,105
U.S. Treasury Bills 0.142%, 10/8/20 ∆ § ⦶		53,485,000	53,484,337
U.S. Treasury Bills 0.128%, 10/15/20 # ∆ §		16,800,000	16,799,494
U.S. Treasury Bills 0.108%, 12/3/20 # ∆ §		16,900,000	16,897,190
U.S. Treasury Bills 0.105%, 10/27/20 ∆ § ⦶		16,400,000	16,399,082
U.S. Treasury Bills 0.101%, 11/19/20 ∆ §		9,800,000	9,798,800
U.S. Treasury Bills 0.099%, 11/12/20 # ∆ § ⦶		35,100,000	35,096,263
U.S. Treasury Bills 0.094%, 11/5/20 # ∆ §		18,400,000	18,398,435
U.S. Treasury Bills 0.088%, 11/17/20 ∆ §		6,200,000	6,199,272
U.S. Treasury Bills 0.083%, 11/10/20 ∆ §		25,700,000	25,697,787
U.S. Treasury Bills 0.081%, 12/10/20 ∆		10,900,000	10,897,986
U.S. Treasury Bills zero%, 1/28/21 [i]		2,525,000	2,524,243
U.S. Treasury Bills zero%, 11/19/20 [i]		765,000	764,924
U.S. Treasury Cash Management Bills 0.112%, 12/15/20 ∆		30,000,000	29,993,438
U.S. Treasury Cash Management Bills 0.103%, 12/8/20 # ∆ §		19,200,000	19,194,923
U.S. Treasury Cash Management Bills 0.084%, 12/22/20 ∆		14,400,000	14,397,212
Walgreens Boots Alliance, Inc. commercial paper
0.200%, 10/28/20		4,000,000	3,999,412
Total short-term investments (cost $805,013,242)			$805,031,312

TOTAL INVESTMENTS
Total investments (cost $7,014,400,500)			$6,900,966,376

Key to holding’s currency abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan (Offshore)
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Diversified Income Trust 67

SEK	Swedish Krona
SGD	Singapore Dollar
USD /$	United States Dollar

Key to holding’s abbreviations
bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2019 through September 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,027,382,925.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $293,724, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $13,853,625 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $206,064,952 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

⦶ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $816,966 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $48,926,388 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

68 Diversified Income Trust

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $2,449,386,753 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $1,603,405,724)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	Australian Dollar	Buy	10/21/20	$18,210,911	$17,918,395	$292,516
	British Pound	Sell	12/16/20	176,087	181,822	5,735
	Canadian Dollar	Sell	10/21/20	26,891,972	26,376,863	(515,109)
	Czech Koruna	Buy	12/16/20	4,857,740	5,116,747	(259,007)
	Euro	Sell	12/16/20	16,571,501	16,771,799	200,298
	Hong Kong Dollar	Sell	11/18/20	15,997,326	15,996,091	(1,235)
	Japanese Yen	Sell	11/18/20	4,360,023	4,374,651	14,628
	Mexican Peso	Buy	10/21/20	4,543,398	4,496,867	46,531
	New Zealand Dollar	Buy	10/21/20	9,628,857	9,522,972	105,885
	Swedish Krona	Buy	12/16/20	946,455	970,851	(24,396)
Barclays Bank PLC
	British Pound	Buy	12/16/20	7,064,511	7,295,057	(230,546)
	Canadian Dollar	Sell	10/21/20	427,498	418,961	(8,537)

Diversified Income Trust 69

FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $1,603,405,724) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Barclays Bank PLC cont.
	Euro	Sell	12/16/20	$42,711,754	$43,224,515	$512,761
	Japanese Yen	Buy	11/18/20	25,109,798	25,132,541	(22,743)
	New Zealand Dollar	Buy	10/21/20	15,042,054	14,870,983	171,071
	Swedish Krona	Sell	12/16/20	21,914,514	22,475,310	560,796
Citibank, N.A.
	Australian Dollar	Sell	10/21/20	194,040	191,450	(2,590)
	British Pound	Sell	12/16/20	26,046,116	26,891,133	845,017
	Canadian Dollar	Sell	10/21/20	7,199,723	6,773,364	(426,359)
	Chilean Peso	Buy	10/21/20	12,689,942	13,020,420	(330,478)
	Euro	Sell	12/16/20	28,572,019	28,587,521	15,502
	Japanese Yen	Buy	11/18/20	16,861,749	16,873,128	(11,379)
	New Zealand Dollar	Sell	10/21/20	14,151,278	13,996,111	(155,167)
	Swedish Krona	Sell	12/16/20	14,668,641	15,040,039	371,398
	Swiss Franc	Buy	12/16/20	10,078,276	10,185,413	(107,137)
Credit Suisse International
	Australian Dollar	Buy	10/21/20	2,149	2,081	68
	British Pound	Sell	12/16/20	1,686,379	1,785,958	99,579
	Canadian Dollar	Sell	10/21/20	16,774,493	16,435,021	(339,472)
	Euro	Sell	12/16/20	10,523,678	10,648,717	125,039
	New Zealand Dollar	Buy	10/21/20	4,123,110	4,108,798	14,312
Goldman Sachs International
	Australian Dollar	Sell	10/21/20	6,811,891	6,459,751	(352,140)
	British Pound	Buy	12/16/20	7,612,910	7,868,200	(255,290)
	Canadian Dollar	Buy	10/21/20	62,452,871	61,226,824	1,226,047
	Czech Koruna	Buy	12/16/20	533,766	545,663	(11,897)
	Euro	Sell	12/16/20	31,464,630	31,811,900	347,270
	Hong Kong Dollar	Buy	11/18/20	2,541,392	2,540,150	1,242
	Japanese Yen	Buy	11/18/20	1,575,279	1,575,472	(193)
	New Zealand Dollar	Sell	10/21/20	14,363,570	14,207,234	(156,336)
	Norwegian Krone	Sell	12/16/20	3,241,211	3,711,123	469,912
	Swedish Krona	Buy	12/16/20	31,902,108	32,564,721	(662,613)
	Swiss Franc	Buy	12/16/20	13,553,989	13,710,166	(156,177)
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/21/20	22,346,927	21,584,919	762,008
	British Pound	Sell	12/16/20	6,627,779	6,840,906	213,127
	Canadian Dollar	Buy	10/21/20	942,569	1,219,628	(277,059)
	Euro	Buy	12/16/20	3,970,381	3,969,522	859
	Hong Kong Dollar	Sell	11/18/20	22,741,858	22,739,516	(2,342)
	Japanese Yen	Buy	11/18/20	21,965,136	21,946,164	18,972
	New Zealand Dollar	Sell	10/21/20	13,493,765	13,391,256	(102,509)
	Norwegian Krone	Sell	12/16/20	479,921	512,667	32,746
	Swedish Krona	Sell	12/16/20	50,953	52,607	1,654
	Swiss Franc	Sell	12/16/20	2,900,618	2,891,448	(9,170)

70 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $1,603,405,724) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	10/21/20	$6,986,450	$6,762,941	$(223,509)
	British Pound	Buy	12/16/20	7,763,436	7,801,320	(37,884)
	Canadian Dollar	Sell	10/21/20	20,341,908	19,743,814	(598,094)
	Euro	Buy	12/16/20	90,947,421	92,095,109	(1,147,688)
	Japanese Yen	Sell	11/18/20	2,737,959	2,658,080	(79,879)
	New Zealand Dollar	Buy	10/21/20	85,274	85,096	178
	Norwegian Krone	Sell	12/16/20	6,000,090	6,249,701	249,611
	Swedish Krona	Sell	12/16/20	4,821,678	4,822,051	373
	Swiss Franc	Buy	12/16/20	25,376,381	25,672,378	(295,997)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	10/21/20	8,419,439	8,545,053	(125,614)
	British Pound	Buy	12/16/20	5,234,578	4,994,316	240,262
	Canadian Dollar	Buy	10/21/20	9,111,898	9,071,372	40,526
	Euro	Buy	12/16/20	2,003,570	2,034,517	(30,947)
	Japanese Yen	Buy	11/18/20	6,414,202	6,378,912	35,290
	Japanese Yen	Sell	11/18/20	6,396,537	6,459,847	63,310
	New Zealand Dollar	Buy	10/21/20	6,636,403	6,614,723	21,680
	Norwegian Krone	Buy	12/16/20	3,016,168	3,160,272	(144,104)
	Swedish Krona	Sell	12/16/20	2,821,869	2,740,746	(81,123)
	Swiss Franc	Buy	12/16/20	2,989,299	3,023,807	(34,508)
NatWest Markets PLC
	Australian Dollar	Sell	10/21/20	9,661,325	9,791,267	129,942
	British Pound	Buy	12/16/20	15,260,934	15,627,643	(366,709)
	Canadian Dollar	Buy	10/21/20	5,945,919	5,851,106	94,813
	Euro	Sell	12/16/20	19,813,739	20,098,277	284,538
	Japanese Yen	Buy	11/18/20	2,962,240	2,941,495	20,745
	New Zealand Dollar	Sell	10/21/20	14,747,532	14,851,457	103,925
	Swedish Krona	Sell	12/16/20	10,417,346	10,661,605	244,259
	Swiss Franc	Buy	12/16/20	3,071,349	3,078,509	(7,160)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/21/20	19,201,670	19,443,751	242,081
	British Pound	Sell	12/16/20	52,463,770	54,916,865	2,453,095
	Canadian Dollar	Sell	10/21/20	36,018,439	33,877,459	(2,140,980)
	Euro	Sell	12/16/20	77,201,823	78,214,287	1,012,464
	Hong Kong Dollar	Sell	11/18/20	62,962,006	62,955,765	(6,241)
	Japanese Yen	Sell	11/18/20	25,457,943	25,445,721	(12,222)
	New Zealand Dollar	Sell	10/21/20	23,516,507	23,967,588	451,081
	Norwegian Krone	Sell	12/16/20	9,471,514	9,216,856	(254,658)
	Swedish Krona	Sell	12/16/20	12,675,315	13,043,839	368,524
	Swiss Franc	Buy	12/16/20	23,677,858	24,042,327	(364,469)
Toronto-Dominion Bank
	Australian Dollar	Buy	10/21/20	11,454,818	11,052,024	402,794
	British Pound	Sell	12/16/20	1,308,257	1,354,714	46,457
	Canadian Dollar	Sell	10/21/20	29,661,171	29,045,912	(615,259)

Diversified Income Trust 71

FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $1,603,405,724) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Toronto-Dominion Bank cont.
	Euro	Sell	12/16/20	$23,227,442	$23,530,021	$302,579
	Japanese Yen	Sell	11/18/20	2,089	2,328	239
	New Zealand Dollar	Buy	10/21/20	745,700	723,344	22,356
	Swedish Krona	Buy	12/16/20	866,800	906,374	(39,574)
	Swiss Franc	Buy	12/16/20	23,493,414	23,767,214	(273,800)
UBS AG
	Australian Dollar	Sell	10/21/20	20,367,129	19,585,075	(782,054)
	Australian Dollar	Sell	3/15/21	15,473,623	15,583,369	109,746
	British Pound	Sell	12/16/20	6,415,417	6,625,138	209,721
	Canadian Dollar	Buy	10/21/20	26,649,533	26,407,012	242,521
	Euro	Buy	12/16/20	9,369,333	9,471,748	(102,415)
	Hong Kong Dollar	Sell	11/18/20	10,549,480	10,548,584	(896)
	Japanese Yen	Buy	11/18/20	37,590,625	37,553,657	36,968
	Mexican Peso	Sell	10/21/20	4,543,398	4,570,383	26,985
	New Zealand Dollar	Buy	10/21/20	37,657,267	37,214,068	443,199
	Norwegian Krone	Sell	12/16/20	5,574,138	5,838,193	264,055
	Swedish Krona	Buy	12/16/20	14,161,260	14,528,718	(367,458)
	Swiss Franc	Sell	12/16/20	3,428,161	3,467,351	39,190
WestPac Banking Corp.
	Australian Dollar	Buy	10/21/20	1,700,735	1,257,641	443,094
	British Pound	Buy	12/16/20	3,807,424	3,667,885	139,539
	Canadian Dollar	Sell	10/21/20	755,782	437,388	(318,394)
	Euro	Sell	12/16/20	11,872,858	12,011,755	138,897
	Japanese Yen	Sell	11/18/20	4,947,565	4,948,367	802
	New Zealand Dollar	Sell	10/21/20	1,331,572	1,314,173	(17,399)
Unrealized appreciation						15,380,812
Unrealized (depreciation)						(12,888,916)
Total						$2,491,896

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/20
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Bund 10 yr (Short)	526	$107,628,002	$107,627,982	Dec-20	$(1,061,848)
U.S. Treasury Bond Ultra 30 yr (Long)	775	171,904,688	171,904,688	Dec-20	(178,041)
U.S. Treasury Note 2 yr (Short)	19,003	4,198,920,705	4,198,920,705	Dec-20	(2,251,154)
U.S. Treasury Note 5 yr (Short)	1,205	151,867,656	151,867,656	Dec-20	(247,477)
Unrealized appreciation					—
Unrealized (depreciation)					(3,738,520)
Total					$(3,738,520)

72 Diversified Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/20 (premiums $100,775,148)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
(0.00)/3 month USD-LIBOR-BBA/Jun-24	Jun-22/0.00		$306,920,900	$383,651
0.60/3 month USD-LIBOR-BBA/Jun-24	Jun-22/0.60		306,920,900	423,551
Barclays Bank PLC
(0.359)/3 month USD-LIBOR-BBA/Oct-25	Oct-20/0.359		695,749,700	841,857
Citibank, N.A.
1.805/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805		103,968,200	31,190
(0.705)/3 month USD-LIBOR-BBA/Oct-30	Oct-20/0.705		65,689,400	284,435
1.241/3 month USD-LIBOR-BBA/Oct-50	Oct-20/1.241		96,680,200	546,243
(0.523)/3 month USD-LIBOR-BBA/Dec-30	Dec-20/0.523		184,176,700	740,390
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		53,655,100	2,663,976
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		53,655,100	4,803,205
(1.805)/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805		103,968,200	10,880,272
Goldman Sachs International
2.823/3 month USD-LIBOR-BBA/May-27	May-22/2.823		311,113,500	59,112
1.722/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	28,942,000	1,160,319
(1.722)/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	28,942,000	4,660,695
JPMorgan Chase Bank N.A.
1.333/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333		$60,301,600	13,266
0.8225/3 month USD-LIBOR-BBA/Oct-30	Oct-20/0.8225		76,730,100	62,919
0.7225/3 month USD-LIBOR-BBA/Oct-30	Oct-20/0.7225		76,730,100	258,580
(1.333)/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333		60,301,600	624,725
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		17,076,600	684,772
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		27,236,800	693,994
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	63,672,400	770,416
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		$27,236,800	930,137
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		17,076,600	1,073,947
(0.71827)/3 month USD-LIBOR-BBA/Oct-30	Oct-20/0.71827		489,200,100	1,717,092
(0.83)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/0.83		415,873,100	2,586,731
(0.7075)/3 month USD-LIBOR-BBA/Dec-30	Dec-20/0.7075		295,914,400	2,941,389
(0.692)/3 month USD-LIBOR-BBA/Dec-30	Dec-20/0.692		440,000,000	4,105,200
(0.7785)/3 month USD-LIBOR-BBA/Mar-31	Mar-21/0.7785		247,041,200	4,135,470
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	63,672,400	12,628,252
Morgan Stanley & Co. International PLC
2.664/3 month USD-LIBOR-BBA/May-26	May-21/2.664		$133,334,500	133
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		22,892,700	255,711
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		22,892,700	262,808
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		58,978,200	835,721
(2.75)/3 month USD-LIBOR-BBA/Dec-47	Dec-24/2.75		10,000,000	3,203,400
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		22,892,700	3,909,157
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		22,892,700	3,980,812
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		58,978,200	4,129,064
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		44,214,400	14,604,458
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		44,214,400	17,650,388
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		44,214,400	17,927,613

Diversified Income Trust 73

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/20 (premiums $100,775,148) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	$2,531,000	$320,779
1.05/3 month USD-LIBOR-BBA/Mar-27	Mar-25/1.05	102,767,000	667,986
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	5,061,900	751,085
UBS AG
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	62,240,100	2,057,035
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	62,240,100	5,943,307
Total			$137,205,243

WRITTEN OPTIONS OUTSTANDING at 9/30/20 (premiums $11,338,815)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A.
EUR/USD (Call)	Oct-20/$1.24	$103,788,205	EUR	88,522,500	$5,916
EUR/USD (Call)	Jan-21/1.26	103,788,205	EUR	88,522,500	193,046
EUR/USD (Call)	Feb-21/1.27	148,622,142	EUR	126,762,030	281,193
GBP/USD (Put)	Dec-20/1.20	72,406,829	GBP	56,114,100	289,627
USD/JPY (Put)	Nov-20/JPY 100.00	77,382,150		$77,382,150	121,026
Credit Suisse International
EUR/CHF (Call)	Dec-20/CHF 1.12	168,940,665	EUR	144,092,000	146,978
EUR/SEK (Put)	Mar-21/SEK 9.90	44,816,512	EUR	38,224,668	90,305
Goldman Sachs International
USD/CNH (Put)	Mar-21/CNH 6.60	122,417,900		$122,417,900	404,714
USD/JPY (Put)	Nov-20/JPY 100.00	77,382,150		77,382,150	121,026
USD/MXN (Put)	Nov-20/MXN 20.00	73,450,700		73,450,700	154,393
HSBC Bank USA, National Association
AUD/USD (Call)	Mar-21/$0.80	95,789,556	AUD	133,737,600	181,138
EUR/USD (Call)	Mar-21/1.25	79,673,802	EUR	67,954,968	332,718
NZD/USD (Call)	Mar-21/0.73	59,526,380	NZD	89,980,168	230,784
USD/KRW (Put)	Mar-21/KRW 1085.00	59,701,834		$59,701,834	174,210
USD/SGD (Put)	Mar-21/SGD 1.31	44,776,368		44,776,368	118,120
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.00% TBA
commitments (Put)	Nov-20/$103.19	658,000,000		658,000,000	1,783,838
Uniform Mortgage-Backed
Securities 30 yr 2.00% TBA
commitments (Put)	Nov-20/103.06	647,000,000		647,000,000	1,466,102
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	Nov-20/104.70	785,000,000		785,000,000	2,121,070
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	Oct-20/104.98	148,000,000		148,000,000	176,712

74 Diversified Income Trust

WRITTEN OPTIONS OUTSTANDING at 9/30/20 (premiums $11,338,815) cont.
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
JPMorgan Chase Bank N.A. cont.
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Oct-20/$105.56	$45,000,000		$45,000,000	$358,560
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-20/104.70	96,000,000		96,000,000	127,392
Morgan Stanley & Co. International PLC
EUR/USD (Call)	Oct-20/$1.21	103,788,205	EUR	88,522,500	60,924
EUR/USD (Call)	Mar-21/1.27	99,081,428	EUR	84,508,020	220,753
USD/MXN (Put)	Mar-21/MXN 19.75	39,801,234		$39,801,234	198,449
UBS AG
EUR/USD (Call)	Feb-21/$1.27	148,622,142	EUR	126,762,030	281,193
Total					$9,640,187

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/20
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A.
2.2275/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$357,636,500	$(3,299,197)	$10,493,055
1.304/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	30,236,900	(4,900,197)	9,920,324
1.053/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	15,990,750	(3,647,054)	4,770,519
(0.925)/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.925		$54,490,500	(3,901,520)	1,333,927
(0.85)/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.85		27,749,600	(2,025,721)	756,732
(1.275)/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275		24,024,100	(3,129,139)	133,574
(0.765)/3 month USD-LIBOR-BBA/
Sep-31 (Purchased)	Sep-21/0.765		39,899,700	(945,623)	121,295
(0.003)/6 month JPY-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/0.003	JPY	1,690,202,100	(133,072)	(30,610)
0.003/6 month JPY-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/0.003	JPY	1,690,202,100	(133,072)	(91,029)
0.765/3 month USD-LIBOR-BBA/
Sep-31 (Purchased)	Sep-21/0.765		$39,899,700	(945,623)	(111,320)
(2.3075)/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075		18,018,000	(537,596)	(209,009)
1.275/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275		24,024,100	(3,129,139)	(248,169)
0.85/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.85		27,749,600	(2,025,721)	(679,033)
0.925/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.925		54,490,500	(3,901,520)	(1,120,870)

Diversified Income Trust 75

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/20 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A. cont.
(1.053)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	15,990,750	$(3,647,054)	$(1,342,195)
2.3075/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075		$18,018,000	(7,231,766)	(1,593,872)
(1.304)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	30,236,900	(2,450,099)	(1,805,887)
(2.2275)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$357,636,500	(3,299,197)	(3,275,950)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	1,758,437,400	(889,457)	1,775,694
(1.11125)/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	1,758,437,400	(889,457)	(864,838)
Citibank, N.A.
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		$11,217,000	(1,444,189)	2,299,709
(0.688)/3 month USD-LIBOR-BBA/
Nov-30 (Purchased)	Nov-20/0.688		14,596,100	(267,109)	(138,955)
0.462/3 month USD-LIBOR-BBA/
Jun-26 (Purchased)	Jun-21/0.462		73,643,300	(713,419)	(153,915)
0.688/3 month USD-LIBOR-BBA/
Nov-30 (Purchased)	Nov-20/0.688		14,596,100	(267,109)	(188,728)
(0.462)/3 month USD-LIBOR-BBA/
Jun-26 (Purchased)	Jun-21/0.462		73,643,300	(713,419)	(274,690)
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		11,217,000	(1,444,189)	(1,155,127)
1.245/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		250,345,100	2,290,658	2,198,030
(1.177)/3 month USD-LIBOR-BBA/
Jul-40 (Written)	Jul-30/1.177		10,633,700	806,034	151,211
1.177/3 month USD-LIBOR-BBA/
Jul-40 (Written)	Jul-30/1.177		10,633,700	806,034	(89,217)
(1.245)/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		250,345,100	2,290,658	(2,350,740)
Goldman Sachs International
1.727/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727		15,897,000	(1,457,755)	1,823,704
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	1,358,684
(0.344)/3 month USD-LIBOR-BBA/
Oct-25 (Purchased)	Oct-20/0.344		131,379,000	(287,720)	(222,031)
0.344/3 month USD-LIBOR-BBA/
Oct-25 (Purchased)	Oct-20/0.344		131,379,000	(287,720)	(258,817)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	(783,618)
(2.13)/3 month USD-LIBOR-BBA/
Dec-30 (Purchased)	Dec-20/2.13		64,047,900	(904,677)	(901,794)

76 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/20 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Goldman Sachs International cont.
(1.727)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727		$15,897,000	$(2,376,602)	$(1,009,777)
0.555/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	45,408,600	3,428,622	780,488
(0.555)/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	45,408,600	3,428,622	(783,150)
JPMorgan Chase Bank N.A.
3.162/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162		$196,939,100	(27,971,260)	28,692,057
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		41,743,200	(5,828,394)	12,639,006
1.921/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	29,488,100	(3,771,047)	9,904,566
2.032/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		$22,444,300	(2,592,317)	3,257,566
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		11,217,000	(1,734,148)	2,473,236
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		18,696,100	(1,080,635)	1,365,750
1.692/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	19,590,000	(611,186)	183,390
(1.445)/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	25,226,900	(945,635)	44,630
(1.441)/6 month AUD-BBR-BBSW/
Jul-45 (Purchased)	Jul-25/1.441	AUD	12,083,500	(714,644)	(31,677)
1.441/6 month AUD-BBR-BBSW/
Jul-45 (Purchased)	Jul-25/1.441	AUD	12,083,500	(714,644)	(52,881)
1.445/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	25,226,900	(945,635)	(204,538)
(1.692)/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	19,590,000	(611,186)	(223,379)
(3.162)/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162		$196,939,100	(240,266)	(240,266)
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		11,217,000	(1,203,584)	(974,982)
(2.032)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		22,444,300	(2,592,317)	(1,197,179)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		18,696,100	(1,944,394)	(1,273,391)
(1.921)/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	29,488,100	(3,771,047)	(3,202,181)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$41,743,200	(5,828,394)	(5,573,135)
3.229/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229		196,939,100	2,160,422	1,477,043
(1.204)/3 month USD-LIBOR-BBA/
Jun-40 (Written)	Jun-30/1.204		31,601,400	2,355,884	380,481

Diversified Income Trust 77

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/20 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A. cont.
(1.232)/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.232		$39,852,700	$2,560,536	$327,191
(1.168)/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.168		29,457,400	1,895,584	325,504
2.975/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975		196,939,100	19,694	19,694
1.232/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.232		39,852,700	2,560,536	(119,160)
1.168/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.168		29,457,400	1,895,584	(181,458)
1.204/3 month USD-LIBOR-BBA/
Jun-40 (Written)	Jun-30/1.204		31,601,400	2,355,884	(257,551)
(2.975)/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975		196,939,100	7,597,910	(8,545,188)
(3.229)/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229		196,939,100	22,352,588	(19,042,042)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		28,548,700	(3,257,407)	12,126,631
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		11,217,000	(1,206,949)	2,149,177
2.7725/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.7725		83,940,300	(16,115,496)	516,233
2.764/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.764		83,940,300	(16,383,608)	209,011
(2.764)/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.764		83,940,300	(137,604)	(135,983)
(2.7725)/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.7725		83,940,300	(162,783)	(160,326)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		11,217,000	(1,718,444)	(1,363,987)
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		28,548,700	(3,257,407)	(2,945,655)
2.39/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		116,296,100	6,122,990	4,753,022
(0.005)/6 month JPY-LIBOR-BBA/
Nov-30 (Written)	Nov-20/0.005	JPY	1,536,430,200	89,462	74,880
0.005/6 month JPY-LIBOR-BBA/
Nov-30 (Written)	Nov-20/0.005	JPY	1,536,430,200	89,462	36,712
(2.39)/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		$116,296,100	6,122,990	(9,238,562)
UBS AG
1.6125/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		58,978,200	(1,617,772)	2,725,972
1.175/3 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	27,985,900	(2,544,046)	899,901

78 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/20 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
UBS AG cont.
(0.902)/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902		$18,922,800	$(1,058,731)	$210,422
(0.983)/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983		63,076,400	(999,761)	199,952
(0.87)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87		157,691,000	(1,063,626)	14,192
0.8925/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925		47,307,400	(1,002,917)	10,881
0.762/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	11,981,800	(1,105,033)	(128,633)
(0.762)/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	11,981,800	(1,105,033)	(161,255)
0.87/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87		$157,691,000	(1,063,626)	(271,229)
0.983/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983		63,076,400	(999,761)	(285,736)
0.902/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902		18,922,800	(1,058,731)	(343,449)
(0.8925)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925		47,307,400	(1,002,917)	(435,228)
(1.175)/3 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	27,985,900	(2,544,046)	(653,259)
(1.6125)/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		$58,978,200	(4,312,781)	(2,543,730)
1.30/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		125,328,500	3,722,994	3,652,072
1.01/6 month EUR-EURIBOR-Reuters/
Jan-40 (Written)	Jan-30/1.01	EUR	33,583,000	2,366,351	1,028,459
0.43/6 month EUR-EURIBOR-Reuters/
Aug-39 (Written)	Aug-29/0.43	EUR	11,145,900	893,551	185,696
(0.958)/3 month USD-LIBOR-BBA/
May-30 (Written)	May-25/0.958		$37,845,900	1,005,755	140,787
0.958/3 month USD-LIBOR-BBA/
May-30 (Written)	May-25/0.958		37,845,900	1,005,755	8,326
(0.43)/6 month EUR-EURIBOR-
Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	11,145,900	893,551	(28,750)
(1.01)/6 month EUR-EURIBOR-
Reuters/Jan-40 (Written)	Jan-30/1.01	EUR	33,583,000	2,366,351	(2,024,631)
(1.30)/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		$125,328,500	1,001,891	(4,355,160)
Unrealized appreciation					127,949,386
Unrealized (depreciation)					(85,877,922)
Total					$42,071,464

Diversified Income Trust 79

TBA SALE COMMITMENTS OUTSTANDING at 9/30/20 (proceeds receivable $2,263,889,258)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 4.00%, 9/1/50	$2,000,000	9/21/20	$2,128,438
Government National Mortgage Association, 3.50%, 10/1/50	3,000,000	10/21/20	3,159,375
Uniform Mortgage-Backed Securities, 4.00%, 10/1/50	85,000,000	10/14/20	90,644,527
Uniform Mortgage-Backed Securities, 3.50%, 10/1/50	205,000,000	10/14/20	216,114,854
Uniform Mortgage-Backed Securities, 3.00%, 10/1/50	50,000,000	10/14/20	52,375,000
Uniform Mortgage-Backed Securities, 2.50%, 11/1/50	161,000,000	11/12/20	168,634,926
Uniform Mortgage-Backed Securities, 2.50%, 10/1/50	645,000,000	10/14/20	676,695,687
Uniform Mortgage-Backed Securities, 2.00%, 11/1/50	496,000,000	11/12/20	511,848,738
Uniform Mortgage-Backed Securities, 2.00%, 10/1/50	526,000,000	10/14/20	543,916,874
Total			$2,265,518,419

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/20
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$22,861,000	$12,704,544	$(780)	11/8/48	3 month USD-	3.312% —	$12,990,181
				LIBOR-BBA —	Semiannually
				Quarterly
157,551,500	34,845,193	(3,478,069)	12/3/29	3 month USD-	3.096% —	32,935,183
				LIBOR-BBA —	Semiannually
				Quarterly
14,277,900	657,997 E	(80)	2/2/24	3 month USD-	2.5725% —	657,917
				LIBOR-BBA —	Semiannually
				Quarterly
36,954,400	1,670,191 E	(206)	2/2/24	2.528% —	3 month USD-	(1,670,397)
				Semiannually	LIBOR-BBA —
					Quarterly
28,359,200	4,885,042	(376)	2/13/29	2.6785% —	3 month USD-	(4,976,913)
				Semiannually	LIBOR-BBA —
					Quarterly
77,357,200	5,336,951 E	(15,655)	12/2/23	3 month USD-	2.536% —	5,321,295
				LIBOR-BBA —	Semiannually
				Quarterly
26,743,500	1,231,137 E	(4,569)	2/2/24	3 month USD-	2.57% —	1,226,568
				LIBOR-BBA —	Semiannually
				Quarterly
12,348,596	2,453,505	(175)	3/5/30	3 month USD-	2.806% —	2,473,512
				LIBOR-BBA —	Semiannually
				Quarterly
23,163,600	4,271,136	(328)	3/16/30	2.647% —	3 month USD-	(4,294,722)
				Semiannually	LIBOR-BBA —
					Quarterly
48,182,300	1,965,404 E	(268)	2/2/24	3 month USD-	2.3075% —	1,965,136
				LIBOR-BBA —	Semiannually
				Quarterly
70,726,400	2,900,065 E	(394)	2/9/24	3 month USD-	2.32% —	2,899,671
				LIBOR-BBA —	Semiannually
				Quarterly

80 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$22,405,400	$9,118,662 E	$(764)	11/29/53	2.793% —	3 month USD-	$(9,119,426)
				Semiannually	LIBOR-BBA —
					Quarterly
10,843,800	1,110,589 E	(241)	11/20/39	3 month USD-	2.55% —	1,110,348
				LIBOR-BBA —	Semiannually
				Quarterly
45,032,800	6,463,648 E	(638)	12/7/30	2.184% —	3 month USD-	(6,464,286)
				Semiannually	LIBOR-BBA —
					Quarterly
23,564,200	1,544,421 E	(265)	6/5/29	3 month USD-	2.2225% —	1,544,156
				LIBOR-BBA —	Semiannually
				Quarterly
1,970,500	585,958 E	(67)	6/22/52	2.3075% —	3 month USD-	(586,025)
				Semiannually	LIBOR-BBA —
					Quarterly
52,911,000	6,971,818	(749)	6/22/30	2.0625% —	3 month USD-	(7,269,690)
				Semiannually	LIBOR-BBA —
					Quarterly
20,211,100	2,481,458	(286)	7/6/30	1.9665% —	3 month USD-	(2,560,751)
				Semiannually	LIBOR-BBA —
					Quarterly
7,702,200	2,170,796 E	(263)	7/5/52	2.25% —	3 month USD-	(2,171,058)
				Semiannually	LIBOR-BBA —
					Quarterly
63,381,600	1,856,320 E	(353)	2/7/24	1.733% —	3 month USD-	(1,856,673)
				Semiannually	LIBOR-BBA —
					Quarterly
36,072,000	4,595,068 E	(511)	1/22/31	2.035% —	3 month USD-	(4,595,579)
				Semiannually	LIBOR-BBA —
					Quarterly
14,737,600	2,860,509 E	(503)	8/8/52	1.9185% —	3 month USD-	(2,861,012)
				Semiannually	LIBOR-BBA —
					Quarterly
85,083,500	3,870,534	(803)	9/18/24	1.43125% —	3 month USD-	(3,908,145)
				Semiannually	LIBOR-BBA —
					Quarterly
85,083,500	3,849,518	(803)	9/18/24	1.425% —	3 month USD-	(3,886,937)
				Semiannually	LIBOR-BBA —
					Quarterly
13,211,500	1,541,888 E	(451)	9/12/52	1.626% —	3 month USD-	(1,542,338)
				Semiannually	LIBOR-BBA —
					Quarterly
3,415,500	193,037	44,198	3/18/25	1.58% —	3 month USD-	(150,500)
				Semiannually	LIBOR-BBA —
					Quarterly
13,552,500	1,338,445	30,263	3/18/30	3 month USD-	1.73% —	1,376,033
				LIBOR-BBA —	Semiannually
				Quarterly
2,460,200	497,047 E	(84)	1/16/55	2.032% —	3 month USD-	(497,130)
				Semiannually	LIBOR-BBA —
					Quarterly

Diversified Income Trust 81

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$60,870,010	$4,864,731	$(278,115)	3/18/27	3 month USD-	1.70% —	$4,618,854
				LIBOR-BBA —	Semiannually
				Quarterly
953,900	179,173 E	(33)	1/24/55	3 month USD-	1.977% —	179,140
				LIBOR-BBA —	Semiannually
				Quarterly
3,797,800	102,795 E	(130)	3/4/52	1.265% —	3 month USD-	(102,925)
				Semiannually	LIBOR-BBA —
					Quarterly
16,469,700	565,224 E	(233)	3/4/31	3 month USD-	1.101% —	564,990
				LIBOR-BBA —	Semiannually
				Quarterly
503,853,000	2,144,902	(1,900)	9/8/21	0.68% —	3 month USD-	(2,285,382)
				Semiannually	LIBOR-BBA —
					Quarterly
1,089,717,400	3,844,523 E	(4,108)	10/15/21	0.571% —	3 month USD-	(3,848,631)
				Semiannually	LIBOR-BBA —
					Quarterly
41,830,000	450,467 E	(1,426)	1/27/47	3 month USD-	1.27% —	(451,894)
				LIBOR-BBA —	Semiannually
				Quarterly
3,533,000	47,639 E	(120)	3/7/50	1.275% —	3 month USD-	47,518
				Semiannually	LIBOR-BBA —
					Quarterly
6,437,300	490,155 E	(220)	3/10/52	0.8725% —	3 month USD-	489,936
				Semiannually	LIBOR-BBA —
					Quarterly
8,859,800	1,036,499 E	(302)	3/11/52	0.717% —	3 month USD-	1,036,197
				Semiannually	LIBOR-BBA —
					Quarterly
10,073,100	151,731 E	(143)	3/17/32	3 month USD-	1.03% —	151,588
				LIBOR-BBA —	Semiannually
				Quarterly
4,902,600	40,701 E	(60)	3/24/32	3 month USD-	1.07% —	(40,761)
				LIBOR-BBA —	Semiannually
				Quarterly
2,774,900	59,774 E	(42)	3/24/35	3 month USD-	0.968% —	(59,816)
				LIBOR-BBA —	Semiannually
				Quarterly
19,129,800	179,495 E	(271)	4/25/32	0.7925% —	3 month USD-	179,224
				Semiannually	LIBOR-BBA —
					Quarterly
83,088,300	7,262,333	(222,369)	4/28/50	0.78% —	3 month USD-	6,801,544
				Semiannually	LIBOR-BBA —
					Quarterly
25,177,000	2,128,212	(1,107,540)	8/3/50	3 month USD-	0.794% —	(3,192,233)
				LIBOR-BBA —	Semiannually
				Quarterly
157,691,000	778,205	(713,251)	8/10/25	3 month USD-	0.439% —	107,619
				LIBOR-BBA —	Semiannually
				Quarterly

82 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$80,754,100	$488,643	$409	5/19/30	0.62% —	3 month USD-	$331,298
				Semiannually	LIBOR-BBA —
					Quarterly
606,994,000	1,743,894	(96,879)	5/21/25	0.385% —	3 month USD-	(2,513,995)
				Semiannually	LIBOR-BBA —
					Quarterly
133,300,900	438,827	25,612	5/26/30	0.65% —	3 month USD-	194,745
				Semiannually	LIBOR-BBA —
					Quarterly
90,497,400	402,713	(854)	8/10/25	3 month USD-	0.429% —	425,062
				LIBOR-BBA —	Semiannually
				Quarterly
34,944,100	177,865	(495)	8/12/30	0.75% —	3 month USD-	(201,565)
				Semiannually	LIBOR-BBA —
					Quarterly
4,210,000	43,477 E	(82)	6/21/37	3 month USD-	1.232% —	(43,559)
				LIBOR-BBA —	Semiannually
				Quarterly
3,367,800	65,086 E	(66)	6/20/40	3 month USD-	1.204% —	(65,152)
				LIBOR-BBA —	Semiannually
				Quarterly
45,396,300	98,328	55,770	8/25/25	0.3845% —	3 month USD-	(48,349)
				Semiannually	LIBOR-BBA —
					Quarterly
2,798,500	45,750 E	(55)	6/28/37	3 month USD-	1.168% —	(45,805)
				LIBOR-BBA —	Semiannually
				Quarterly
347,560,100	382,316	(2,812)	6/30/25	3 month USD-	0.352% —	686,628
				LIBOR-BBA —	Semiannually
				Quarterly
348,459,500	146,701	(2,819)	7/1/25	3 month USD-	0.338% —	174,625
				LIBOR-BBA —	Semiannually
				Quarterly
870,300	18,936 E	(17)	7/3/40	3 month USD-	1.177% —	(18,953)
				LIBOR-BBA —	Semiannually
				Quarterly
136,634,000	210,143	(1,105)	7/14/25	3 month USD-	0.30% —	(203,970)
				LIBOR-BBA —	Semiannually
				Quarterly
63,061,700	290,399	(836)	7/15/30	3 month USD-	0.645% —	(242,941)
				LIBOR-BBA —	Semiannually
				Quarterly
64,887,200	5,119,795	31,248	7/3/50	0.815% —	3 month USD-	5,091,896
				Semiannually	LIBOR-BBA —
					Quarterly
82,957,300	129,911	(785)	8/31/25	0.3084% —	3 month USD-	125,722
				Semiannually	LIBOR-BBA —
					Quarterly
145,234,800	214,221 E	(809)	7/5/24	0.2429% —	3 month USD-	213,412
				Semiannually	LIBOR-BBA —
					Quarterly

Diversified Income Trust 83

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$97,220,500	$286,800	$(787)	8/12/25	3 month USD-	0.277% —	$(285,618)
				LIBOR-BBA —	Semiannually
				Quarterly
65,689,400	219,271	445,817	9/30/30	0.739% —	3 month USD-	225,599
				Semiannually	LIBOR-BBA —
					Quarterly
2,044,800	5,163 E	43,178	9/2/52	1.188% —	3 month USD-	38,015
				Semiannually	LIBOR-BBA —
					Quarterly
3,084,658,000	1,789,102 E	(1,957,449)	12/16/22	3 month USD-	0.25% —	(168,348)
				LIBOR-BBA —	Semiannually
				Quarterly
1,387,000	804 E	873	12/16/22	0.25% —	3 month USD-	68
				Semiannually	LIBOR-BBA —
					Quarterly
1,704,617,000	1,375,626 E	22,916	12/16/25	0.35% —	3 month USD-	1,398,541
				Semiannually	LIBOR-BBA —
					Quarterly
849,000	685 E	(60)	12/16/25	3 month USD-	0.35% —	(745)
				LIBOR-BBA —	Semiannually
				Quarterly
124,284,600	34,427 E	(1,173)	10/13/25	0.344% —	3 month USD-	33,254
				Semiannually	LIBOR-BBA —
					Quarterly
13,656,000	38,059 E	(4,235)	12/16/30	0.70% —	3 month USD-	33,822
				Semiannually	LIBOR-BBA —
					Quarterly
193,645,000	539,689 E	(17,469)	12/16/30	3 month USD-	0.70% —	(557,158)
				LIBOR-BBA —	Semiannually
				Quarterly
4,507,600	1,199	(520)	9/11/30	3 month USD-	0.70% —	(593)
				LIBOR-BBA —	Semiannually
				Quarterly
266,026,000	15,163	(1,003)	9/16/22	3 month USD-	0.214% —	(18,744)
				LIBOR-BBA —	Semiannually
				Quarterly
14,473,000	123,122	36,422	9/30/40	3 month USD-	1.00% —	(86,386)
				LIBOR-BBA —	Semiannually
				Quarterly
1,637,000	17,465 E	2,399	12/16/50	1.08% —	3 month USD-	19,864
				Semiannually	LIBOR-BBA —
					Quarterly
166,628,000	1,777,754 E	(222,776)	12/16/50	3 month USD-	1.08% —	(2,000,530)
				LIBOR-BBA —	Semiannually
				Quarterly
26,693,600	35,716	(354)	9/30/30	3 month USD-	0.6915% —	(35,721)
				LIBOR-BBA —	Semiannually
				Quarterly
59,047,000	50,780	(783)	10/2/30	3 month USD-	0.7195% —	49,997
				LIBOR-BBA —	Semiannually
				Quarterly

84 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
AUD	1,119,500	$24,941 E	$(11)	1/30/35	1.692% —	6 month AUD-	$(24,953)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	3,719,600	24,670 E	(37)	3/5/35	1.47% —	6 month AUD-	(24,707)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	1,399,700	2,372 E	(12)	3/25/35	1.4025% —	6 month AUD-	(2,384)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	2,018,200	16,238 E	(24)	3/28/40	1.445% —	6 month AUD-	16,214
					Semiannually	BBR-BBSW —
						Semiannually
AUD	7,680,600	195,635 E	(92)	4/1/40	1.1685% —	6 month AUD-	195,543
					Semiannually	BBR-BBSW —
						Semiannually
AUD	175,393,000	1,659,761 E	(1,275)	4/29/30	6 month AUD-	1.4275% —	1,658,486
					BBR-BBSW —	Semiannually
					Semiannually
AUD	483,400	963 E	(11)	7/2/45	1.441% —	6 month AUD-	(973)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	77,319,000	352,714	(435)	7/8/25	6 month AUD-	0.405% —	376,142
					BBR-BBSW —	Semiannually
					Semiannually
AUD	71,178,000	340,504 E	14,704	12/16/30	6 month AUD-	0.85% —	355,207
					BBR-BBSW —	Semiannually
					Semiannually
CAD	113,033,500	3,191,729	(799)	9/18/24	3 month CAD-	1.638% —	3,225,198
					BA-CDOR —	Semiannually
					Semiannually
CAD	113,033,500	3,164,989	(799)	9/18/24	3 month CAD-	1.63% —	3,198,216
					BA-CDOR —	Semiannually
					Semiannually
CAD	19,061,000	49,844 E	32,115	12/16/30	3 month CAD-	1.05% —	(17,729)
					BA-CDOR —	Semiannually
					Semiannually
CHF	53,914,000	452,303	(446)	8/9/24	0.8475% plus	—	(468,203)
					6 month CHF-
					LIBOR-BBA —
					Semiannually
CHF	26,202,000	130,036	(214)	9/13/24	0.765% plus	—	(131,057)
					6 month CHF-
					LIBOR-BBA —
					Semiannually
CHF	15,553,000	53,293 E	8,377	12/16/30	0.30% plus	—	61,670
					6 month CHF-
					LIBOR-BBA —
					Semiannually
CZK	1,301,918,000	5,665,453	(757)	3/19/29	1.948% —	6 month	(6,243,596)
					Annually	CZK-PRIBOR —
						Semiannually

Diversified Income Trust 85

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
CZK	1,243,451,000	$1,569,221	$(435)	8/9/24	6 month	1.28% —	$1,642,533
					CZK-PRIBOR —	Annually
					Semiannually
CZK	1,332,030,000	57,600	(434)	5/6/25	6 month	0.555% —	(127,500)
					CZK-PRIBOR —	Annually
					Semiannually
EUR	7,235,600	3,942,294 E	(277)	11/29/58	1.484% —	6 month	(3,942,572)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	9,840,300	4,779,264	(381)	2/19/50	6 month	1.354% —	4,877,568
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	10,864,000	4,951,727	(415)	3/11/50	1.267% —	6 month	(5,041,894)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	11,002,000	4,797,828	(420)	3/12/50	1.2115% —	6 month	(4,884,353)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	13,678,600	5,493,332	(528)	3/26/50	1.113% —	6 month	(5,583,170)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	13,443,000	6,626,500 E	(509)	11/29/58	6 month	1.343% —	6,625,991
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	14,233,000	5,375,438	(541)	2/19/50	1.051% —	6 month	(5,488,721)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	10,466,600	3,981,877 E	(401)	6/7/54	1.054% —	6 month	(3,982,278)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	9,550,400	3,104,795	(367)	2/19/50	0.9035% —	6 month	(3,171,014)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	8,829,000	2,544,900	(337)	2/21/50	0.80% —	6 month	(2,599,188)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	22,091,800	3,839,229 E	(840)	8/8/54	0.49% —	6 month	(3,840,069)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually

86 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	12,792,500	$900,634 E	$(483)	6/6/54	6 month	0.207% —	$900,151
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	20,383,200	1,754,708	(766)	2/19/50	0.233% —	6 month	(1,800,958)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	80,872,000	182,525	(713)	10/11/24	—	0.4047%	88,029
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	70,039,500	15,067,305	(2,643)	2/19/50	6 month	0.595% —	15,397,308
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	94,639,000	2,608,436 E	(1,174)	1/27/30	6 month	0.352% —	2,607,262
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	8,796,100	387,748 E	(329)	3/4/54	0.134% —	6 month	(388,076)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	4,363,500	385,024 E	(168)	3/13/54	—	0.2275%	384,856
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	96,904,000	1,127,630 E	(1,176)	4/30/30	0.11475% —	6 month	(1,128,805)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	23,312,400	3,116 E	(494)	5/13/40	6 month	0.276% —	2,622
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	47,320,000	754,089 E	(742)	6/3/32	6 month	0.024% —	753,347
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	15,990,000	577,478 E	(605)	6/3/52	0.10% —	6 month	(578,083)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	10,527,400	51,815 E	(230)	6/24/40	0.315% —	6 month	(52,045)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually

Diversified Income Trust 87

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	91,806,000	$820,739 E	$(1,450)	8/15/29	0.189% plus	—	$819,289
					6 month
					EUR-EURIBOR-
					REUTERS —
					Semiannually
EUR	42,872,000	334,817 E	68,867	12/16/30	—	0.15% plus	(265,951)
						6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	2,000,000	1,876 E	986	12/16/25	—	0.401% plus	(890)
						6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
GBP	110,056,000	1,953,500 E	(800)	1/10/24	6 month GBP-	0.855% —	1,952,700
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	111,120,000	1,755,016 E	(1,003)	1/10/26	0.965% —	6 month GBP-	(1,756,020)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	207,352,000	3,361,314 E	(1,508)	1/13/24	6 month GBP-	0.795% —	3,359,806
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	210,545,000	3,098,473 E	(1,903)	1/15/26	0.926% —	6 month GBP-	(3,100,376)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	14,726,000	841,585	(634)	7/16/50	6 month GBP-	0.423% —	(832,940)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	43,235,000	409,596	(724)	7/16/30	0.32% —	6 month GBP-	299,190
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	43,235,000	404,130	(724)	7/16/30	0.321% —	6 month GBP-	388,246
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	14,726,000	770,823	(633)	7/16/50	6 month GBP-	0.436% —	(761,653)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	216,000	1,144 E	(1,443)	12/16/30	Sterling	0.20% —	(299)
					Overnight	Annually
					Index Average —
					Annually
GBP	150,000	311 E	(110)	12/16/22	—	0.151% plus	202
						Sterling
						Overnight Index
						Average —
						Annually

88 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
GBP	620,000	$597 E	$1,905	12/16/25	0.001% —	Sterling	$1,308
					Annually	Overnight
						Index Average —
						Annually
JPY	732,682,200	588,133 E	(213)	8/29/43	0.7495% —	6 month JPY-	(588,346)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	929,267,100	221,812 E	(280)	8/29/43	0.194% —	6 month JPY-	221,532
					Semiannually	LIBOR-BBA —
						Semiannually
NOK	999,023,000	4,754,289	(947)	7/1/24	1.735% —	6 month NOK-	(5,095,248)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	523,975,000	4,715,017	(815)	7/1/29	6 month NOK-	1.82% —	4,904,901
					NIBOR-NIBR —	Annually
					Semiannually
NOK	520,964,000	245,639	(437)	6/29/25	0.6925% —	6 month NOK-	(273,676)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	251,952,000	72,932	(216)	7/10/25	0.655% —	6 month NOK-	(86,160)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	251,952,000	72,175	(216)	7/13/25	0.655% —	6 month NOK-	(84,851)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	144,590,000	62,300 E	45,160	12/16/30	6 month NOK-	0.95% —	107,460
					NIBOR-NIBR —	Annually
					Semiannually
NZD	53,404,000	175,940	(263)	5/15/25	0.215% —	3 month NZD-	(190,241)
					Semiannually	BBR-FRA —
						Quarterly
NZD	26,971,000	194,217	(218)	5/15/30	3 month NZD-	0.595% —	226,513
					BBR-FRA —	Semiannually
					Quarterly
NZD	26,380,000	462,784	(222)	6/5/30	3 month NZD-	0.76125% —	501,247
					BBR-FRA —	Semiannually
					Quarterly
NZD	51,950,000	401,138	(266)	6/5/25	0.36% —	3 month NZD-	(433,237)
					Semiannually	BBR-FRA —
						Quarterly
NZD	13,168,000	63,479 E	(56,719)	12/16/30	3 month NZD-	0.60% —	6,761
					BBR-FRA —	Semiannually
					Quarterly
SEK	261,110,000	37,989	(357)	3/3/30	0.286% —	3 month SEK-	(84,789)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	1,298,324,000	260,075	(504)	3/3/22	3 month SEK-	0.06% —	379,611
					STIBOR-SIDE —	Annually
					Quarterly
SEK	36,309,000	5,911 E	2,550	12/16/30	3 month SEK-	0.30% —	(3,364)
					STIBOR-SIDE —	Annually
					Quarterly
Total			$(7,331,323)				$5,242,542

E Extended effective date.

Diversified Income Trust 89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$560,526	$558,229	$—	1/12/41	4.50% (1 month	Synthetic TRS	$6,388
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
5,330,252	5,315,714	—	1/12/40	4.00% (1 month	Synthetic MBX	(4,625)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,616,904	1,612,494	—	1/12/40	4.00% (1 month	Synthetic MBX	(1,403)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
816,448	814,221	—	1/12/40	4.00% (1 month	Synthetic MBX	(708)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
815,437	813,213	—	1/12/40	4.00% (1 month	Synthetic MBX	(708)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,225,616	4,226,812	—	1/12/40	4.50% (1 month	Synthetic MBX	9,950
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
592,460	592,709	—	1/12/41	4.50% (1 month	Synthetic MBX	1,468
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
399,579	399,692	—	1/12/40	4.50% (1 month	Synthetic MBX	941
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
52,080,847	52,340,135	—	1/12/41	5.00% (1 month	Synthetic MBX	376,775
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,696,422	8,677,140	—	1/12/40	5.00% (1 month	Synthetic MBX	378
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
714,799	714,396	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,241
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
294,094	293,445	—	1/12/39	(5.50%) 1 month	Synthetic MBX	(81)
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

90 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$2,008,811	$2,035,559	$—	1/12/39	(6.00%) 1 month	Synthetic MBX	$(32,064)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
34,881,578	35,078,296	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(292,095)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
111,460	111,059	—	1/12/41	3.50% (1 month	Synthetic TRS	1,172
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
338,928	336,766	—	1/12/42	4.00% (1 month	Synthetic TRS	2,678
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,327,319	1,318,719	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(10,660)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,166,867	3,146,347	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(25,435)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
88,859	88,357	—	1/12/41	5.00% (1 month	Synthetic TRS	903
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
746,447	742,234	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(7,587)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
439,016	438,653	—	1/12/41	5.00% (1 month	Synthetic TRS Index	5,725
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
335,210	334,933	—	1/12/41	5.00% (1 month	Synthetic TRS Index	4,371
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
264,297	264,079	—	1/12/41	5.00% (1 month	Synthetic TRS Index	3,447
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
105,550	105,462	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,376
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly

Diversified Income Trust 91

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$282,391	$281,279	$—	1/12/39	6.00% (1 month	Synthetic TRS	$2,623
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,834	4,815	—	1/12/39	(6.00%)1 month	Synthetic TRS	45
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
671,978	669,962	—	1/12/38	6.50% (1 month	Synthetic TRS	6,785
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
96,417	96,128	—	1/12/38	6.50% (1 month	Synthetic TRS	974
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
49,064	48,917	—	1/12/38	6.50% (1 month	Synthetic TRS	495
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
821,455	825,545	—	1/12/41	5.00% (1 month	Synthetic MBX	5,943
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
275,390	276,761	—	1/12/41	5.00% (1 month	Synthetic MBX	1,992
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
2,901,386	2,915,831	—	1/12/41	5.00% (1 month	Synthetic MBX	20,990
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
604,455	607,465	—	1/12/41	5.00% (1 month	Synthetic MBX	4,373
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,285,347	1,284,285	—	1/12/41	5.00% (1 month	Synthetic MBX Index	16,762
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
237,642	236,311	—	1/12/44	3.00% (1 month	Synthetic TRS	2,022
				USD-LIBOR) —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
212,259	212,864	—	1/12/43	3.00% (1 month	Synthetic TRS	3,657
				USD-LIBOR) —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

92 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$2,227,140	$2,224,523	$—	1/12/43	3.50% (1 month	Synthetic TRS	$28,145
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
520,057	524,027	—	1/12/45	3.50% (1 month	Synthetic TRS	11,751
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
392,883	392,421	—	1/12/43	3.50% (1 month	Synthetic TRS	4,965
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,079,296	3,101,032	—	1/12/45	4.00% (1 month	Synthetic TRS	70,437
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,940,944	1,954,645	—	1/12/45	4.00% (1 month	Synthetic TRS	44,398
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,476,991	1,467,421	—	1/12/41	4.00% (1 month	Synthetic TRS	11,863
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
241,482	239,917	—	1/12/41	4.00% (1 month	Synthetic TRS	1,939
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
185,090	183,890	—	1/12/41	4.00% (1 month	Synthetic TRS	1,487
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
173,609	174,834	—	1/12/45	4.00% (1 month	Synthetic TRS	3,971
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,593,558	1,583,233	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(12,799)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
122,480	122,245	—	1/12/42	4.50% (1 month	Synthetic TRS	1,540
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,726	5,657	—	1/12/40	5.00% (1 month	Synthetic TRS	20
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 93

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$763,775	$759,464	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$(7,763)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
936,818	931,530	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(9,522)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
779,561	778,918	—	1/12/41	5.00% (1 month	Synthetic TRS Index	10,166
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
Deutsche Bank AG
459,505	458,251	—	1/12/40	4.00% (1 month	Synthetic MBX	(399)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,081,066	3,098,442	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(25,801)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
759,630	759,845	—	1/12/40	(4.50%) 1 month	Synthetic MBX	(1,789)
				USD-LIBOR —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
927,514	925,458	—	1/12/40	(5.00%) 1 month	Synthetic MBX	(40)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
385,055	384,205	—	1/12/39	5.50% (1 month	Synthetic MBX	106
				USD-LIBOR) —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
460,173	466,301	—	1/12/39	6.00%) 1 month	Synthetic MBX	(7,345)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
667,564	671,329	—	1/12/38	6.50% (1 month	Synthetic MBX	5,590
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
96,309	96,852	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(806)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
105,706	106,302	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(885)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

94 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$281,995	$283,585	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(2,361)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
385,133	387,305	—	1/12/39	(6.50%) 1 month	Synthetic MBX	(3,225)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
582,090	585,373	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(4,874)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
795,942	800,431	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(6,665)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,153,602	1,160,108	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(9,660)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,384,374	1,392,181	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(11,593)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,549,442	1,558,180	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(12,975)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,122,572	2,134,542	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(17,774)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
884,742	879,785	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(7,529)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,620,022	2,616,944	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(33,110)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,935,076	1,948,736	—	1/12/45	4.00% (1 month	Synthetic TRS	44,264
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,886,389	1,874,166	—	1/12/41	4.00% (1 month	Synthetic TRS	15,151
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 95

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$1,316,856	$1,326,152	$—	1/12/45	4.00% (1 month	Synthetic TRS	$30,122
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,202,364	1,194,697	—	1/12/42	4.00% (1 month	Synthetic TRS	9,501
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
922,762	916,878	—	1/12/42	4.00% (1 month	Synthetic TRS	7,292
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
847,058	841,657	—	1/12/42	4.00% (1 month	Synthetic TRS	6,694
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
847,058	841,657	—	1/12/42	4.00% (1 month	Synthetic TRS	6,694
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
560,751	557,118	—	1/12/41	4.00% (1 month	Synthetic TRS	4,504
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
505,067	503,431	—	1/12/40	4.00% (1 month	Synthetic TRS	5,693
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
216,113	214,713	—	1/12/41	4.00% (1 month	Synthetic TRS	1,736
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
95,515	94,896	—	1/12/41	4.00% (1 month	Synthetic TRS	767
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,284	9,224	—	1/12/41	4.00% (1 month	Synthetic TRS	75
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
610,175	607,675	—	1/12/41	4.50% (1 month	Synthetic TRS	6,953
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
81,259	80,926	—	1/12/41	4.50% (1 month	Synthetic TRS	926
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

96 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$1,815,664	$1,805,416	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$(18,454)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
17,266	17,252	—	1/12/41	5.00% (1 month	Synthetic TRS Index	225
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
593,319	590,982	—	1/12/39	6.00% (1 month	Synthetic TRS	5,511
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
414,201	412,569	—	1/12/39	6.00% (1 month	Synthetic TRS	3,847
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
269,297	268,236	—	1/12/39	6.00% (1 month	Synthetic TRS	2,501
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
207,862	207,043	—	1/12/39	6.00% (1 month	Synthetic TRS	1,931
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
66,173	65,912	—	1/12/39	6.00% (1 month	Synthetic TRS	615
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
296,638	295,747	—	1/12/38	6.50% (1 month	Synthetic TRS	2,995
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
228,571	227,885	—	1/12/38	6.50% (1 month	Synthetic TRS	2,308
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
152,817	152,359	—	1/12/38	6.50% (1 month	Synthetic TRS	1,543
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
876	873	—	1/12/38	6.50% (1 month	Synthetic TRS	9
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
1,256,618	1,248,476	—	1/12/41	4.00% (1 month	Synthetic TRS	10,093
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 97

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Chase Bank N. A. cont.
$159,511	$158,477	$—	1/12/41	4.00% (1 month	Synthetic TRS	$1,281
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,815,664	1,805,416	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(18,454)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
2,101,910	2,100,174	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(27,410)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
653,333	654,703	—	1/12/44	4.00% (1 month	Synthetic TRS	10,570
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
4,158,168	4,131,655	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(32,859)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
238,166	237,190	—	1/12/41	(4.50%) 1 month	Synthetic TRS	(2,716)
				USD-LIBOR —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		863,653
Upfront premium (paid)		—		Unrealized (depreciation)		(652,174)
Total		$—		Total		$211,479

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	25,667,000	$4,986,847	$—	7/15/37	1.71% — At	Eurostat Eurozone	$4,986,847
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	45,335,000	2,473,051	(1,619)	5/15/40	(.961%) — At	Eurostat Eurozone	2,471,432
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	90,763,000	1,857,475	(1,675)	5/15/30	(.655%) — At	Eurostat Eurozone	1,855,800
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	90,763,000	1,769,151	(1,675)	5/15/30	(.6625%) — At	Eurostat Eurozone	1,767,476
					maturity	HICP excluding
						tobacco — At
						maturity

98 Diversified Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	25,667,000	$2,034,155	$—	7/15/27	(1.40%) — At	Eurostat Eurozone	$(2,034,155)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	45,335,000	3,856,730	(2,139)	5/15/50	1.13% — At	Eurostat Eurozone	(3,858,869)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	90,763,000	5,633,189	(3,220)	5/15/40	0.935% — At	Eurostat Eurozone	(5,636,409)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	90,763,000	5,763,973	(3,220)	5/15/40	0.93% — At	Eurostat Eurozone	(5,767,193)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	6,301,407	(1,328)	9/15/23	(1.4375%) — At	Eurostat Eurozone	(6,302,736)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	6,328,415	(1,335)	9/15/23	(1.44125%) — At	Eurostat Eurozone	(6,329,750)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	6,337,373	(1,343)	9/15/23	(1.4425%) — At	Eurostat Eurozone	(6,338,716)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	6,346,465	(1,341)	9/15/23	(1.44375%) — At	Eurostat Eurozone	(6,347,806)
					maturity	HICP excluding
						tobacco — At
						maturity
GBP	51,907,000	4,003,153	(1,109)	12/15/28	3.665% — At	GBP Non-revised UK	4,002,044
					maturity	Retail Price Index —
						At maturity
GBP	73,607,000	1,907,839	(961)	11/15/24	3.385% — At	GBP Non-revised UK	1,906,878
					maturity	Retail Price Index —
						At maturity
GBP	58,136,000	1,470,910	(1,369)	3/15/28	3.34% — At	GBP Non-revised UK	1,469,540
					maturity	Retail Price Index —
						At maturity
GBP	40,490,000	1,462,478	(937)	3/15/28	3.4025% — At	GBP Non-revised UK	1,461,541
					maturity	Retail Price Index —
						At maturity
GBP	37,299,000	955,741	(486)	11/15/24	3.381% — At	GBP Non-revised UK	955,255
					maturity	Retail Price Index —
						At maturity
GBP	31,146,000	906,428	(728)	2/15/28	3.34% — At	GBP Non-revised UK	905,700
					maturity	Retail Price Index —
						At maturity

Diversified Income Trust 99

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
GBP	37,299,000	$867,665	$—	12/15/24	3.42% — At	GBP Non-revised UK	$867,665
					maturity	Retail Price Index —
						At maturity
GBP	14,535,000	487,186	(339)	3/15/28	3.3875% — At	GBP Non-revised UK	486,847
					maturity	Retail Price Index —
						At maturity
GBP	15,612,000	6,346,423	(822)	7/15/49	(3.4425%) — At	GBP Non-revised UK	(6,347,245)
					maturity	Retail Price Index —
						At maturity
	$213,544,000	8,569,521	(2,157)	3/11/25	(0.77%) — At	USA Non Revised	8,567,364
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	53,382,000	3,112,064	(539)	3/18/25	(0.41%) — At	USA Non Revised	3,111,525
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	66,001,000	2,451,805	(667)	4/30/25	(0.835%) — At	USA Non Revised	2,451,139
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	66,001,000	2,394,318	(667)	5/1/25	(0.8525%) — At	USA Non Revised	2,393,652
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	11,317,000	145,774	(411)	9/24/40	(1.922%) — At	USA Non Revised	145,363
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	52,949,000	288,201	(535)	11/29/24	(1.703%) — At	USA Non Revised	(288,736)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	52,949,000	490,202	(535)	12/10/24	(1.7625%) — At	USA Non Revised	(490,737)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	105,911,000	631,441	(1,070)	11/21/24	(1.71%) — At	USA Non Revised	(632,511)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity

100 Diversified Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$66,001,000	$3,298,994	$(1,109)	5/1/30	1.3475% — At	USA Non Revised	$(3,300,103)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
66,001,000	3,314,438	(1,109)	4/30/30	1.345% — At	USA Non Revised	(3,315,547)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
136,100,000	4,828,148	(2,286)	7/10/30	1.6625% — At	USA Non Revised	(4,830,434)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
53,382,000	4,876,499	(897)	3/18/30	0.95% — At	USA Non Revised	(4,877,396)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
136,710,000	5,840,251	(2,297)	6/30/30	1.586% — At	USA Non Revised	(5,842,548)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
213,544,000	14,716,598	(3,588)	3/11/30	1.165% — At	USA Non Revised	(14,720,188)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(43,513)				$(47,455,011)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB+/P	$39,713	$581,000	$194,054	5/11/63	300 bp —	$(154,050)
Index						Monthly
CMBX NA BBB–.6	BB+/P	79,608	1,321,000	441,214	5/11/63	300 bp —	(360,946)
Index						Monthly
CMBX NA BBB–.6	BB+/P	163,473	2,648,000	884,432	5/11/63	300 bp —	(719,635)
Index						Monthly
CMBX NA BBB–.6	BB+/P	155,838	2,734,000	913,156	5/11/63	300 bp —	(755,951)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	6,851	54,000	6,912	5/11/63	200 bp —	(61)
Index						Monthly
CMBX NA A.6	A/P	23,618	141,000	18,048	5/11/63	200 bp —	5,617
Index						Monthly

Diversified Income Trust 101

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA A.6	A/P	$37,498	$212,000	$27,136	5/11/63	200 bp —	$10,432
Index						Monthly
CMBX NA A.6	A/P	69,020	493,000	63,104	5/11/63	200 bp —	6,080
Index						Monthly
CMBX NA A.6	A/P	108,217	701,000	89,728	5/11/63	200 bp —	18,723
Index						Monthly
CMBX NA A.6	A/P	116,874	703,000	89,984	5/11/63	200 bp —	27,124
Index						Monthly
CMBX NA A.6	A/P	158,964	1,051,000	134,528	5/11/63	200 bp —	24,786
Index						Monthly
CMBX NA A.6	A/P	287,053	2,443,000	312,704	5/11/63	200 bp —	(24,837)
Index						Monthly
CMBX NA A.6	A/P	416,261	3,487,000	446,336	5/11/63	200 bp —	(28,913)
Index						Monthly
CMBX NA A.6	A/P	668,776	4,820,000	616,960	5/11/63	200 bp —	53,422
Index						Monthly
CMBX NA BB.11	BB–/P	877,445	1,553,000	557,838	11/18/54	500 bp —	320,902
Index						Monthly
CMBX NA BB.6	B+/P	2,750,963	19,177,000	9,649,866	5/11/63	500 bp —	(6,882,923)
Index						Monthly
CMBX NA BB.7	B+/P	596,583	11,690,000	5,142,431	1/17/47	500 bp —	(4,536,107)
Index						Monthly
CMBX NA BBB–	BBB–/P	71,334	450,000	106,335	8/17/61	300 bp —	(34,776)
.12 Index						Monthly
CMBX NA BBB–.6	BB+/P	1,999	25,000	8,350	5/11/63	300 bp —	(6,339)
Index						Monthly
CMBX NA BBB–.6	BB+/P	139,685	2,123,000	709,082	5/11/63	300 bp —	(568,336)
Index						Monthly
CMBX NA BBB–.6	BB+/P	191,694	2,907,000	970,938	5/11/63	300 bp —	(777,790)
Index						Monthly
CMBX NA BBB–.6	BB+/P	270,815	3,978,000	1,328,652	5/11/63	300 bp —	(1,055,848)
Index						Monthly
CMBX NA BBB–.6	BB+/P	2,831,038	44,458,000	14,848,972	5/11/63	300 bp —	(11,995,705)
Index						Monthly
Credit Suisse International
CMBX NA BB.7	B+/P	369,046	2,759,000	1,213,684	1/17/47	500 bp —	(842,339)
Index						Monthly
CMBX NA BBB–.6	BB+/P	281,868	2,551,000	852,034	5/11/63	300 bp —	(568,891)
Index						Monthly
CMBX NA BBB–.6	BB+/P	511,694	4,631,000	1,546,754	5/11/63	300 bp —	(1,032,745)
Index						Monthly
CMBX NA BBB–.6	BB+/P	18,234,634	194,063,000	64,817,042	5/11/63	300 bp —	(46,485,377)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,687,323	36,357,000	9,292,849	1/17/47	300 bp —	(6,587,348)
Index						Monthly

102 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Deutsche Bank AG
CMBX NA BBB–.6	BB+/P	$54,693	$513,000	$171,342	5/11/63	300 bp —	$(116,393)
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BB+/P	350,890	2,265,000	756,510	5/11/63	300 bp —	(404,487)
Index						Monthly
CMBX NA A.6	A/P	1,909	13,000	1,664	5/11/63	200 bp —	250
Index						Monthly
CMBX NA A.6	A/P	3,915	27,000	3,456	5/11/63	200 bp —	468
Index						Monthly
CMBX NA A.6	A/P	38,356	323,000	41,344	5/11/63	200 bp —	(2,880)
Index						Monthly
CMBX NA BB.6	B+/P	9,903	63,000	31,702	5/11/63	500 bp —	(21,746)
Index						Monthly
CMBX NA BB.6	B+/P	125,982	887,000	446,338	5/11/63	500 bp —	(319,617)
Index						Monthly
CMBX NA BB.6	B+/P	267,878	2,292,000	1,153,334	5/11/63	500 bp —	(883,547)
Index						Monthly
CMBX NA BB.6	B+/P	307,597	2,570,000	1,293,224	5/11/63	500 bp —	(983,485)
Index						Monthly
CMBX NA BB.6	B+/P	530,835	4,591,000	2,310,191	5/11/63	500 bp —	(1,775,531)
Index						Monthly
CMBX NA BB.9	BB–/P	1,088,578	2,692,000	1,201,440	9/17/58	500 bp —	(110,619)
Index						Monthly
CMBX NA BBB–	BBB–/P	28,199	137,000	27,332	12/16/72	300 bp —	936
.13 Index						Monthly
CMBX NA BBB–.6	BB+/P	1,473	11,000	3,674	5/11/63	300 bp —	(2,196)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,061	14,000	4,676	5/11/63	300 bp —	(3,608)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,683	21,000	7,014	5/11/63	300 bp —	(5,320)
Index						Monthly
CMBX NA BBB–.6	BB+/P	4,131	29,000	9,686	5/11/63	300 bp —	(5,541)
Index						Monthly
CMBX NA BBB–.6	BB+/P	5,221	59,000	19,706	5/11/63	300 bp —	(14,455)
Index						Monthly
CMBX NA BBB–.6	BB+/P	9,848	74,000	24,716	5/11/63	300 bp —	(14,831)
Index						Monthly
CMBX NA BBB–.6	BB+/P	10,927	130,000	43,420	5/11/63	300 bp —	(32,428)
Index						Monthly
CMBX NA BBB–.6	BB+/P	8,299	162,000	54,108	5/11/63	300 bp —	(45,728)
Index						Monthly
CMBX NA BBB–.6	BB+/P	8,498	164,000	54,776	5/11/63	300 bp —	(46,196)
Index						Monthly
CMBX NA BBB–.6	BB+/P	13,043	178,000	59,452	5/11/63	300 bp —	(46,320)
Index						Monthly
CMBX NA BBB–.6	BB+/P	13,121	178,000	59,452	5/11/63	300 bp —	(46,241)
Index						Monthly

Diversified Income Trust 103

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BB+/P	$24,289	$209,000	$69,806	5/11/63	300 bp —	$(45,412)
Index						Monthly
CMBX NA BBB–.6	BB+/P	29,106	269,000	89,846	5/11/63	300 bp —	(60,605)
Index						Monthly
CMBX NA BBB–.6	BB+/P	32,064	505,000	168,670	5/11/63	300 bp —	(136,353)
Index						Monthly
CMBX NA BBB–.6	BB+/P	40,545	534,000	178,356	5/11/63	300 bp —	(137,544)
Index						Monthly
CMBX NA BBB–.6	BB+/P	30,859	633,000	211,422	5/11/63	300 bp —	(180,247)
Index						Monthly
CMBX NA BBB–.6	BB+/P	64,149	639,000	213,426	5/11/63	300 bp —	(148,957)
Index						Monthly
CMBX NA BBB–.6	BB+/P	112,874	813,000	271,542	5/11/63	300 bp —	(158,262)
Index						Monthly
CMBX NA BBB–.6	BB+/P	96,615	925,000	308,950	5/11/63	300 bp —	(211,872)
Index						Monthly
CMBX NA BBB–.6	BB+/P	107,255	1,069,000	357,046	5/11/63	300 bp —	(249,256)
Index						Monthly
CMBX NA BBB–.6	BB+/P	92,236	1,093,000	365,062	5/11/63	300 bp —	(272,280)
Index						Monthly
CMBX NA BBB–.6	BB+/P	101,718	1,174,000	392,116	5/11/63	300 bp —	(289,811)
Index						Monthly
CMBX NA BBB–.6	BB+/P	105,653	1,252,000	418,168	5/11/63	300 bp —	(311,889)
Index						Monthly
CMBX NA BBB–.6	BB+/P	157,809	1,410,000	470,940	5/11/63	300 bp —	(312,426)
Index						Monthly
CMBX NA BBB–.6	BB+/P	110,705	1,625,000	542,750	5/11/63	300 bp —	(431,232)
Index						Monthly
CMBX NA BBB–.6	BB+/P	184,883	1,672,000	558,448	5/11/63	300 bp —	(372,729)
Index						Monthly
CMBX NA BBB–.6	BB+/P	153,735	1,855,000	619,570	5/11/63	300 bp —	(464,907)
Index						Monthly
CMBX NA BBB–.6	BB+/P	211,483	1,898,000	633,932	5/11/63	300 bp —	(421,500)
Index						Monthly
CMBX NA BBB–.6	BB+/P	222,998	2,053,000	685,702	5/11/63	300 bp —	(461,677)
Index						Monthly
CMBX NA BBB–.6	BB+/P	251,962	2,258,000	754,172	5/11/63	300 bp —	(501,081)
Index						Monthly
CMBX NA BBB–.6	BB+/P	251,962	2,258,000	754,172	5/11/63	300 bp —	(501,081)
Index						Monthly
CMBX NA BBB–.6	BB+/P	111,130	2,297,000	767,198	5/11/63	300 bp —	(654,919)
Index						Monthly
CMBX NA BBB–.6	BB+/P	267,527	2,431,000	811,954	5/11/63	300 bp —	(543,212)
Index						Monthly
CMBX NA BBB–.6	BB+/P	292,059	2,489,000	831,326	5/11/63	300 bp —	(538,023)
Index						Monthly

104 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BB+/P	$151,736	$2,909,000	$971,606	5/11/63	300 bp —	$(818,416)
Index						Monthly
CMBX NA BBB–.6	BB+/P	416,852	3,062,000	1,022,708	5/11/63	300 bp —	(604,325)
Index						Monthly
CMBX NA BBB–.6	BB+/P	327,157	3,109,000	1,038,406	5/11/63	300 bp —	(709,694)
Index						Monthly
CMBX NA BBB–.6	BB+/P	156,347	3,152,000	1,052,768	5/11/63	300 bp —	(894,845)
Index						Monthly
CMBX NA BBB–.6	BB+/P	484,654	3,296,000	1,100,864	5/11/63	300 bp —	(614,562)
Index						Monthly
CMBX NA BBB–.6	BB+/P	376,979	3,482,000	1,162,988	5/11/63	300 bp —	(784,268)
Index						Monthly
CMBX NA BBB–.6	BB+/P	179,679	3,660,000	1,222,440	5/11/63	300 bp —	(1,040,931)
Index						Monthly
CMBX NA BBB–.6	BB+/P	423,142	3,785,000	1,264,190	5/11/63	300 bp —	(839,156)
Index						Monthly
CMBX NA BBB–.6	BB+/P	597,823	3,894,000	1,300,596	5/11/63	300 bp —	(700,826)
Index						Monthly
CMBX NA BBB–.6	BB+/P	202,429	4,008,000	1,338,672	5/11/63	300 bp —	(1,134,239)
Index						Monthly
CMBX NA BBB–.6	BB+/P	718,374	4,321,000	1,443,214	5/11/63	300 bp —	(722,680)
Index						Monthly
CMBX NA BBB–.6	BB+/P	529,485	4,803,000	1,604,202	5/11/63	300 bp —	(1,072,316)
Index						Monthly
CMBX NA BBB–.6	BB+/P	930,682	6,242,000	2,084,828	5/11/63	300 bp —	(1,151,025)
Index						Monthly
CMBX NA BBB–.6	BB+/P	947,810	6,289,000	2,100,526	5/11/63	300 bp —	(1,149,572)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	77,611	1,050,000	268,380	1/17/47	300 bp —	(190,244)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	599,905	5,185,000	1,325,286	1/17/47	300 bp —	(722,789)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	19,216	143,000	18,304	5/11/63	200 bp —	959
Index						Monthly
CMBX NA A.6	A/P	63,000	450,000	57,600	5/11/63	200 bp —	5,550
Index						Monthly
CMBX NA BB.10	BB–/P	281,476	3,508,000	1,586,668	5/11/63	500 bp —	(1,302,269)
Index						Monthly
CMBX NA BBB–	BBB–/P	55,971	278,000	55,461	12/16/72	300 bp —	510
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	126,890	634,000	126,483	12/16/72	300 bp —	566
.13 Index						Monthly
CMBX NA BBB–.6	BB+/P	59,914,778	187,408,000	62,594,272	5/11/63	300 bp —	(2,585,790)
Index						Monthly

Diversified Income Trust 105

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA BB.6	B+/P	$1,226	$6,000	$3,019	5/11/63	500 bp —	$(1,788)
Index						Monthly
CMBX NA BB.6	B+/P	397,626	3,556,000	1,789,379	5/11/63	500 bp —	(1,388,790)
Index						Monthly
CMBX NA BBB–.6	BB+/P	12,426	173,000	57,782	5/11/63	300 bp —	(45,270)
Index						Monthly
CMBX NA BBB–.6	BB+/P	14,449	196,000	65,464	5/11/63	300 bp —	(50,917)
Index						Monthly
CMBX NA BBB–.6	BB+/P	48,434	550,000	183,700	5/11/63	300 bp —	(134,991)
Index						Monthly
CMBX NA BBB–.6	BB+/P	71,265	977,000	326,318	5/11/63	300 bp —	(254,564)
Index						Monthly
CMBX NA BBB–.6	BB+/P	75,400	1,173,000	391,782	5/11/63	300 bp —	(315,795)
Index						Monthly
CMBX NA BBB–.6	BB+/P	166,585	2,184,000	729,456	5/11/63	300 bp —	(561,779)
Index						Monthly
CMBX NA BBB–.6	BB+/P	231,978	2,564,000	856,376	5/11/63	300 bp —	(623,116)
Index						Monthly
CMBX NA BBB–.6	BB+/P	3,679,134	41,204,000	13,762,136	5/11/63	300 bp —	(10,062,400)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	(54)	7,000	896	5/11/63	200 bp —	(947)
Index						Monthly
CMBX NA A.6	A/P	22,031	141,000	18,048	5/11/63	200 bp —	4,030
Index						Monthly
CMBX NA A.6	A/P	24,800	160,000	20,480	5/11/63	200 bp —	4,373
Index						Monthly
CMBX NA A.6	A/P	36,348	469,000	60,032	5/11/63	200 bp —	(23,528)
Index						Monthly
CMBX NA BB.6	B+/P	5,423	30,000	15,096	5/11/63	500 bp —	(9,648)
Index						Monthly
CMBX NA BB.6	B+/P	74,408	303,000	152,470	5/11/63	500 bp —	(77,809)
Index						Monthly
CMBX NA BB.6	B+/P	63,456	522,000	262,670	5/11/63	500 bp —	(198,780)
Index						Monthly
CMBX NA BB.6	B+/P	590,401	2,396,000	1,205,667	5/11/63	500 bp —	(613,270)
Index						Monthly
CMBX NA BBB–	BBB–/P	26,812	132,000	26,334	12/16/72	300 bp —	500
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	325,634	1,653,000	329,774	12/16/72	300 bp —	(3,864)
.13 Index						Monthly
CMBX NA BBB–.6	BB+/P	2,506	30,000	10,020	5/11/63	300 bp —	(7,499)
Index						Monthly
CMBX NA BBB–.6	BB+/P	5,130	64,000	21,376	5/11/63	300 bp —	(16,213)
Index						Monthly
CMBX NA BBB–.6	BB+/P	5,394	72,000	24,048	5/11/63	300 bp —	(18,618)
Index						Monthly

106 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BB+/P	$26,126	$356,000	$118,904	5/11/63	300 bp —	$(92,601)
Index						Monthly
CMBX NA BBB–.6	BB+/P	633,075	1,835,000	612,890	5/11/63	300 bp —	21,103
Index						Monthly
CMBX NA BBB–.6	BB+/P	155,534	2,369,000	791,246	5/11/63	300 bp —	(634,527)
Index						Monthly
CMBX NA BBB–.6	BB+/P	157,194	2,381,000	795,254	5/11/63	300 bp —	(636,870)
Index						Monthly
CMBX NA BBB–.6	BB+/P	11,339,028	171,156,000	57,166,104	5/11/63	300 bp —	(45,741,493)
Index						Monthly
Upfront premium received		123,861,360	Unrealized appreciation				506,331
Upfront premium (paid)		(54)	Unrealized (depreciation)				(174,258,385)
Total		$123,861,306	Total				$(173,752,054)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2020.

Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$944	$110,000	$14,080	5/11/63	(200 bp) —	$14,925
					Monthly
CMBX NA BB.10 Index	(166,877)	1,599,000	723,228	11/17/59	(500 bp) —	555,018
					Monthly
CMBX NA BB.10 Index	(138,486)	1,263,000	571,255	11/17/59	(500 bp) —	431,716
					Monthly
CMBX NA BB.11 Index	(598,827)	4,622,000	1,660,222	11/18/54	(500 bp) —	1,057,544
					Monthly
CMBX NA BB.11 Index	(158,925)	1,686,000	605,611	11/18/54	(500 bp) —	445,281
					Monthly
CMBX NA BB.11 Index	(68,351)	1,340,000	481,328	11/18/54	(500 bp) —	411,861
					Monthly
CMBX NA BB.11 Index	(69,512)	1,340,000	481,328	11/18/54	(500 bp) —	410,699
					Monthly
CMBX NA BB.11 Index	(45,097)	656,000	235,635	11/18/54	(500 bp) —	189,992
					Monthly
CMBX NA BB.11 Index	(11,409)	158,000	56,754	11/18/54	(500 bp) —	45,213
					Monthly
CMBX NA BB.12 Index	(25,060)	292,000	99,105	8/17/61	(500 bp) —	73,801
					Monthly

Diversified Income Trust 107

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.12 Index	$(11,025)	$21,000	$7,127	8/17/61	(500 bp) —	$(3,915)
					Monthly
CMBX NA BB.8 Index	(13,907)	112,000	56,168	10/17/57	(500 bp) —	42,168
					Monthly
CMBX NA BB.8 Index	(176)	1,000	502	10/17/57	(500 bp) —	325
					Monthly
CMBX NA BB.9 Index	(768,058)	7,441,000	3,320,918	9/17/58	(500 bp) —	2,546,659
					Monthly
CMBX NA BB.9 Index	(126,781)	1,965,000	876,980	9/17/58	(500 bp) —	748,561
					Monthly
CMBX NA BB.9 Index	(18,762)	478,000	213,331	9/17/58	(500 bp) —	194,171
					Monthly
CMBX NA BB.9 Index	(9,097)	141,000	62,928	9/17/58	(500 bp) —	53,714
					Monthly
CMBX NA BB.9 Index	(2,501)	69,000	30,795	9/17/58	(500 bp) —	28,236
					Monthly
CMBX NA BB.9 Index	(564)	14,000	6,248	9/17/58	(500 bp) —	5,672
					Monthly
CMBX NA BBB– .10 Index	(11,319)	46,000	11,284	11/17/59	(300 bp) —	(35)
					Monthly
CMBX NA BBB– .12 Index	(319,733)	1,417,000	334,837	8/17/61	(300 bp) —	14,396
					Monthly
CMBX NA BBB– .12 Index	(5,709)	28,000	6,616	8/17/61	(300 bp) —	893
					Monthly
CMBX NA BBB– .12 Index	(2,243)	11,000	2,599	8/17/61	(300 bp) —	351
					Monthly
CMBX NA BBB–.10 Index	(301,498)	1,012,000	248,244	11/17/59	(300 bp) —	(53,761)
					Monthly
CMBX NA BBB–.11 Index	(703,196)	2,197,000	497,181	11/18/54	(300 bp) —	(207,113)
					Monthly
CMBX NA BBB–.11 Index	(325,764)	997,000	225,621	11/18/54	(300 bp) —	(100,641)
					Monthly
CMBX NA BBB–.11 Index	(306,111)	955,000	216,117	11/18/54	(300 bp) —	(90,473)
					Monthly
CMBX NA BBB–.11 Index	(116,864)	794,000	179,682	11/18/54	(300 bp) —	62,422
					Monthly
CMBX NA BBB–.11 Index	(116,864)	794,000	179,682	11/18/54	(300 bp) —	62,422
					Monthly
CMBX NA BBB–.11 Index	(109,880)	336,000	76,037	11/18/54	(300 bp) —	(34,011)
					Monthly
CMBX NA BBB–.11 Index	(44,941)	137,000	31,003	11/18/54	(300 bp) —	(14,006)
					Monthly
CMBX NA BBB–.12 Index	(1,458,997)	4,140,000	978,282	8/17/61	(300 bp) —	(482,785)
					Monthly
CMBX NA BBB–.12 Index	(1,301,833)	3,896,000	920,625	8/17/61	(300 bp) —	(383,156)
					Monthly

108 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.12 Index	$(994,136)	$2,910,000	$687,633	8/17/61	(300 bp) —	$(307,958)
					Monthly
CMBX NA BBB–.12 Index	(921,552)	2,759,000	651,952	8/17/61	(300 bp) —	(270,980)
					Monthly
CMBX NA BBB–.12 Index	(744,544)	2,142,000	506,155	8/17/61	(300 bp) —	(239,461)
					Monthly
CMBX NA BBB–.12 Index	(608,811)	1,732,000	409,272	8/17/61	(300 bp) —	(200,405)
					Monthly
CMBX NA BBB–.7 Index	(39,813)	182,000	46,519	1/17/47	(300 bp) —	6,616
					Monthly
CMBX NA BBB–.9 Index	(629,568)	2,661,000	700,375	9/17/58	(300 bp) —	69,476
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(467,516)	3,504,000	1,584,859	11/17/59	(500 bp) —	1,114,422
					Monthly
CMBX NA BB.10 Index	(415,378)	3,493,000	1,579,884	11/17/59	(500 bp) —	1,161,595
					Monthly
CMBX NA BB.10 Index	(227,964)	1,834,000	829,518	11/17/59	(500 bp) —	600,026
					Monthly
CMBX NA BB.8 Index	(350)	2,000	1,003	10/17/57	(500 bp) —	651
					Monthly
CMBX NA BB.9 Index	(2,238,915)	22,334,000	9,967,664	9/17/58	(500 bp) —	7,710,138
					Monthly
CMBX NA BBB–.7 Index	(83,041)	1,059,000	270,680	1/17/47	(300 bp) —	187,110
					Monthly
Goldman Sachs International
CMBX NA BB.7 Index	(605)	4,000	1,760	1/17/47	(500 bp) —	1,151
					Monthly
CMBX NA BB.12 Index	(272,051)	743,000	252,174	8/17/61	(500 bp) —	(20,496)
					Monthly
CMBX NA BB.7 Index	(349,448)	1,721,000	757,068	1/17/47	(500 bp) —	406,185
					Monthly
CMBX NA BB.7 Index	(224,362)	1,229,000	540,637	1/17/47	(500 bp) —	315,251
					Monthly
CMBX NA BB.7 Index	(17,367)	106,000	46,629	1/17/47	(500 bp) —	29,174
					Monthly
CMBX NA BB.8 Index	(4,192)	37,000	18,556	10/17/57	(500 bp) —	14,333
					Monthly
CMBX NA BB.9 Index	(356,757)	2,241,000	1,000,158	9/17/58	(500 bp) —	641,535
					Monthly
CMBX NA BB.9 Index	(41,245)	1,062,000	473,971	9/17/58	(500 bp) —	431,842
					Monthly
CMBX NA BB.9 Index	(164,938)	1,044,000	465,937	9/17/58	(500 bp) —	300,129
					Monthly
CMBX NA BB.9 Index	(166,438)	1,042,000	465,045	9/17/58	(500 bp) —	297,738
					Monthly

Diversified Income Trust 109

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.9 Index	$(2,155)	$20,000	$8,926	9/17/58	(500 bp) —	$6,754
					Monthly
CMBX NA BB.9 Index	(2,380)	20,000	8,926	9/17/58	(500 bp) —	6,529
					Monthly
CMBX NA BB.9 Index	(2,407)	20,000	8,926	9/17/58	(500 bp) —	6,502
					Monthly
CMBX NA BBB–.11 Index	(2,958)	19,000	4,300	11/18/54	(300 bp) —	1,332
					Monthly
CMBX NA BBB–.12 Index	(38,162)	113,000	26,702	8/17/61	(300 bp) —	(11,517)
					Monthly
CMBX NA BBB–.7 Index	(410,020)	5,000,000	1,278,000	1/17/47	(300 bp) —	865,480
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(4,269,827)	7,829,000	2,812,177	11/18/54	(500 bp) —	(1,464,175)
					Monthly
CMBX NA BB.11 Index	(246,074)	478,000	240,530	5/11/63	(500 bp) —	(5,943)
					Monthly
CMBX NA BB.12 Index	(2,226,523)	4,054,000	1,375,928	8/17/61	(500 bp) —	(853,974)
					Monthly
CMBX NA BB.17 Index	(8,713,905)	17,796,000	7,828,460	1/17/47	(500 bp) —	(900,275)
					Monthly
CMBX NA BB.9 Index	(2,348,951)	4,753,000	2,121,264	9/17/58	(500 bp) —	(231,647)
					Monthly
CMBX NA BBB– .12 Index	(5,301)	26,000	6,144	8/17/61	(300 bp) —	830
					Monthly
CMBX NA BBB–.10 Index	(126,770)	450,000	110,385	11/17/59	(300 bp) —	(16,609)
					Monthly
CMBX NA BBB–.10 Index	(98,613)	331,000	81,194	11/17/59	(300 bp) —	(17,584)
					Monthly
CMBX NA BBB–.11 Index	(561,972)	1,788,000	404,624	11/18/54	(300 bp) —	(158,241)
					Monthly
CMBX NA BBB–.11 Index	(575,779)	1,786,000	404,172	11/18/54	(300 bp) —	(172,500)
					Monthly
CMBX NA BBB–.11 Index	(280,593)	894,000	202,312	11/18/54	(300 bp) —	(78,727)
					Monthly
CMBX NA BBB–.11 Index	(280,986)	894,000	202,312	11/18/54	(300 bp) —	(79,120)
					Monthly
CMBX NA BBB–.12 Index	(449,811)	1,288,000	304,354	8/17/61	(300 bp) —	(146,101)
					Monthly
CMBX NA BBB–.12 Index	(146,325)	441,000	104,208	8/17/61	(300 bp) —	(42,337)
					Monthly
CMBX NA BBB–.7 Index	(4,366,588)	18,600,000	4,754,160	1/17/47	(300 bp) —	378,271
					Monthly

110 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA BB.10 Index	$(181,851)	$3,196,000	$1,445,551	11/17/59	(500 bp) —	$1,261,037
					Monthly
CMBX NA BB.11 Index	(1,460,465)	2,955,000	1,061,436	11/18/54	(500 bp) —	(401,491)
					Monthly
CMBX NA BB.7 Index	(9,888)	57,000	25,074	1/17/47	(500 bp) —	15,138
					Monthly
CMBX NA BB.9 Index	(813,579)	20,884,000	9,320,529	9/17/58	(500 bp) —	8,489,547
					Monthly
CMBX NA BBB– .10 Index	(10,617)	49,000	12,020	11/17/59	(300 bp) —	1,378
					Monthly
CMBX NA BBB–.7 Index	(89,077)	1,087,000	277,837	1/17/47	(300 bp) —	188,216
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(7,132)	70,000	17,892	1/17/47	(300 bp) —	10,725
					Monthly
CMBX NA BB.10 Index	(167,698)	1,599,000	723,228	11/17/59	(500 bp) —	554,197
					Monthly
CMBX NA BB.11 Index	(4,288)	45,000	16,164	11/18/54	(500 bp) —	11,838
					Monthly
CMBX NA BB.11 Index	(3,535)	36,000	12,931	11/18/54	(500 bp) —	9,366
					Monthly
CMBX NA BB.12 Index	(125,112)	2,369,000	804,039	8/17/61	(500 bp) —	676,952
					Monthly
CMBX NA BB.12 Index	(111,821)	1,564,000	530,822	8/17/61	(500 bp) —	417,697
					Monthly
CMBX NA BB.12 Index	(76,301)	1,045,000	354,673	8/17/61	(500 bp) —	277,500
					Monthly
CMBX NA BB.12 Index	(65,821)	933,000	316,660	8/17/61	(500 bp) —	250,062
					Monthly
CMBX NA BB.12 Index	(517,800)	863,000	292,902	8/17/61	(500 bp) —	(225,617)
					Monthly
CMBX NA BB.12 Index	(22,625)	277,000	94,014	9/17/58	(500 bp) —	71,157
					Monthly
CMBX NA BB.7 Index	(627,449)	3,120,000	1,372,488	1/17/47	(500 bp) —	742,439
					Monthly
CMBX NA BB.7 Index	(223,682)	1,160,000	510,284	1/17/47	(500 bp) —	285,636
					Monthly
CMBX NA BB.7 Index	(158,631)	786,000	345,761	1/17/47	(500 bp) —	186,476
					Monthly
CMBX NA BB.7 Index	(131,172)	701,000	308,370	1/17/47	(500 bp) —	176,614
					Monthly
CMBX NA BB.9 Index	(83,998)	2,381,000	1,062,640	9/17/58	(500 bp) —	976,657
					Monthly
CMBX NA BB.9 Index	(255,968)	1,923,000	858,235	9/17/58	(500 bp) —	600,664
					Monthly

Diversified Income Trust 111

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(258,098)	$1,900,000	$847,970	9/17/58	(500 bp) —	$588,290
					Monthly
CMBX NA BB.9 Index	(250,750)	1,834,000	818,514	9/17/58	(500 bp) —	566,236
					Monthly
CMBX NA BB.9 Index	(203,933)	1,356,000	605,183	9/17/58	(500 bp) —	400,120
					Monthly
CMBX NA BB.9 Index	(162,803)	1,079,000	481,558	9/17/58	(500 bp) —	317,855
					Monthly
CMBX NA BB.9 Index	(134,108)	886,000	395,422	9/17/58	(500 bp) —	260,576
					Monthly
CMBX NA BB.9 Index	(3,668)	74,000	33,026	9/17/58	(500 bp) —	29,297
					Monthly
CMBX NA BB.9 Index	(4,850)	40,000	17,852	9/17/58	(500 bp) —	12,969
					Monthly
CMBX NA BB.9 Index	(2,339)	38,000	16,959	9/17/58	(500 bp) —	14,589
					Monthly
CMBX NA BB.9 Index	(1,486)	38,000	16,959	9/17/58	(500 bp) —	15,442
					Monthly
CMBX NA BB.9 Index	(1,728)	23,000	10,265	9/17/58	(500 bp) —	8,518
					Monthly
CMBX NA BB.9 Index	(2,425)	20,000	8,926	9/17/58	(500 bp) —	6,484
					Monthly
CMBX NA BB.9 Index	(861)	14,000	6,248	9/17/58	(500 bp) —	5,375
					Monthly
CMBX NA BB.9 Index	(1,514)	10,000	4,463	9/17/58	(500 bp) —	2,941
					Monthly
CMBX NA BB.9 Index	(54)	1,000	446	9/17/58	(500 bp) —	391
					Monthly
CMBX NA BBB– .12 Index	(647,342)	2,849,000	673,219	8/17/61	(300 bp) —	24,452
					Monthly
CMBX NA BBB– .12 Index	(8,488)	41,000	9,688	8/17/61	(300 bp) —	1,179
					Monthly
CMBX NA BBB–.11 Index	(430,166)	2,733,000	618,478	11/18/54	(300 bp) —	186,946
					Monthly
CMBX NA BBB–.11 Index	(677,270)	2,116,000	478,851	11/18/54	(300 bp) —	(199,478)
					Monthly
CMBX NA BBB–.11 Index	(677,270)	2,116,000	478,851	11/18/54	(300 bp) —	(199,478)
					Monthly
CMBX NA BBB–.11 Index	(609,314)	1,929,000	436,533	11/18/54	(300 bp) —	(173,745)
					Monthly
CMBX NA BBB–.11 Index	(565,895)	1,788,000	404,624	11/18/54	(300 bp) —	(162,165)
					Monthly
CMBX NA BBB–.11 Index	(279,017)	894,000	202,312	11/18/54	(300 bp) —	(77,152)
					Monthly
CMBX NA BBB–.12 Index	(1,262,161)	4,083,000	964,813	8/17/61	(300 bp) —	(299,390)
					Monthly

112 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.12 Index	$(297,109)	$894,000	$211,252	8/17/61	(300 bp) —	$(86,304)
					Monthly
CMBX NA BBB–.7 Index	(187,298)	2,950,000	754,020	1/17/47	(300 bp) —	565,247
					Monthly
CMBX NA BBB–.9 Index	(158)	1,000	263	9/17/58	(300 bp) —	107
					Monthly
Upfront premium received	944	Unrealized appreciation				40,159,420
Upfront premium (paid)	(53,302,073)	Unrealized (depreciation)				(8,412,766)
Total	$(53,301,129)	Total				$31,746,654

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Diversified Income Trust 113

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Health care	$92,986	$—	$—
Total common stocks	92,986	—	—
Asset-backed securities	—	49,695,602	—
Convertible bonds and notes	—	228,362,529	—
Corporate bonds and notes	—	618,534,343	—
Foreign government and agency bonds and notes	—	354,151,725	—
Mortgage-backed securities	—	1,077,001,144	—
Purchased options outstanding	—	18,747,173	—
Purchased swap options outstanding	—	136,616,680	—
Senior loans	—	59,052,277	—
U.S. government and agency mortgage obligations	—	3,535,158,250	—
U.S. treasury obligations	—	18,448,024	—
Warrants	—	—	74,331
Short-term investments	368,224,213	436,807,099	—
Totals by level	$368,317,199	$6,532,574,846	$74,331

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$2,491,896	$—
Futures contracts	(3,738,520)	—	—
Written options outstanding	—	(9,640,187)	—
Written swap options outstanding	—	(137,205,243)	—
Forward premium swap option contracts	—	42,071,464	—
TBA sale commitments	—	(2,265,518,419)	—
Interest rate swap contracts	—	12,573,865	—
Total return swap contracts	—	(47,200,019)	—
Credit default contracts	—	(212,565,577)	—
Totals by level	$(3,738,520)	$(2,614,992,220)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

114 Diversified Income Trust

Statement of assets and liabilities 9/30/20
ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $6,668,608,287)	$6,555,174,163
Affiliated issuers (identified cost $345,792,213) (Note 5)	345,792,213
Foreign currency (cost $7,734) (Note 1)	944
Interest and other receivables	29,469,363
Receivable for shares of the fund sold	3,251,952
Receivable for investments sold	19,384,019
Receivable for sales of TBA securities (Note 1)	1,543,866,885
Receivable for variation margin on futures contracts (Note 1)	478,709
Receivable for variation margin on centrally cleared swap contracts (Note 1)	51,680,189
Unrealized appreciation on forward currency contracts (Note 1)	15,380,812
Unrealized appreciation on forward premium swap option contracts (Note 1)	127,949,386
Unrealized appreciation on OTC swap contracts (Note 1)	41,529,404
Premium paid on OTC swap contracts (Note 1)	53,302,127
Prepaid assets	58,640
Total assets	8,787,318,806

LIABILITIES
Payable to custodian	118,494
Payable for investments purchased	22,135,058
Payable for purchases of delayed delivery securities (Note 1)	2,046,948
Payable for purchases of TBA securities (Note 1)	2,813,495,311
Payable for shares of the fund repurchased	5,751,186
Payable for compensation of Manager (Note 2)	1,350,172
Payable for custodian fees (Note 2)	440,713
Payable for investor servicing fees (Note 2)	746,429
Payable for Trustee compensation and expenses (Note 2)	912,075
Payable for administrative services (Note 2)	11,089
Payable for distribution fees (Note 2)	887,611
Payable for variation margin on futures contracts (Note 1)	1,199,034
Payable for variation margin on centrally cleared swap contracts (Note 1)	47,688,074
Unrealized depreciation on forward currency contracts (Note 1)	12,888,916
Unrealized depreciation on forward premium swap option contracts (Note 1)	85,877,922
Written options outstanding, at value (premiums $112,113,963) (Note 1)	146,845,430
TBA sale commitments, at value (proceeds receivable $2,263,889,258) (Note 1)	2,265,518,419
Unrealized depreciation on OTC swap contracts (Note 1)	183,323,325
Premium received on OTC swap contracts (Note 1)	123,862,304
Collateral on certain derivative contracts, at value (Notes 1 and 9)	44,169,191
Other accrued expenses	668,180
Total liabilities	5,759,935,881

Net assets	$3,027,382,925

(Continued on next page)

Diversified Income Trust 115

Statement of assets and liabilities cont.
REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,422,145,196
Total distributable earnings (Note 1)	(1,394,762,271)
Total — Representing net assets applicable to capital shares outstanding	$3,027,382,925

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($890,025,405 divided by 137,923,346 shares)	$6.45
Offering price per class A share (100/96.00 of $6.45)*	$6.72
Net asset value and offering price per class B share ($12,991,213 divided by 2,039,040 shares)**	$6.37
Net asset value and offering price per class C share ($325,091,639 divided by 51,482,830 shares)**	$6.31
Net asset value and redemption price per class M share
($86,104,337 divided by 13,658,667 shares)	$6.30
Offering price per class M share (100/96.75 of $6.30)†	$6.51
Net asset value, offering price and redemption price per class R share
($2,119,783 divided by 333,658 shares)	$6.35
Net asset value, offering price and redemption price per class R6 share
($36,161,942 divided by 5,669,060 shares)	$6.38
Net asset value, offering price and redemption price per class Y share
($1,674,888,606 divided by 262,505,210 shares)	$6.38

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

116 Diversified Income Trust

Statement of operations Year ended 9/30/20
INVESTMENT INCOME
Interest (net of foreign tax of $973) (including interest income of $2,925,060 from investments
in affiliated issuers) (Note 5)	$180,339,249
Total investment income	180,339,249

EXPENSES
Compensation of Manager (Note 2)	20,275,538
Investor servicing fees (Note 2)	5,423,747
Custodian fees (Note 2)	483,004
Trustee compensation and expenses (Note 2)	159,619
Distribution fees (Note 2)	7,235,891
Administrative services (Note 2)	102,184
Other	1,291,204
Total expenses	34,971,187

Expense reduction (Note 2)	(19,633)
Net expenses	34,951,554

Net investment income	145,387,695

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	81,784,750
Net increase from payments by affiliates (Note 2)	12,114
Foreign currency transactions (Note 1)	91,468
Forward currency contracts (Note 1)	(16,354,669)
Futures contracts (Note 1)	16,517,759
Swap contracts (Note 1)	(189,511,496)
Written options (Note 1)	74,146,930
Total net realized loss	(33,313,144)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(124,145,278)
Assets and liabilities in foreign currencies	398,592
Forward currency contracts	4,046,552
Futures contracts	116,743
Swap contracts	(163,143,480)
Written options	(37,744,549)
Total change in net unrealized depreciation	(320,471,420)

Net loss on investments	(353,784,564)

Net decrease in net assets resulting from operations	$(208,396,869)

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 117

Statement of changes in net assets
DECREASE IN NET ASSETS	Year ended 9/30/20	Year ended 9/30/19
Operations
Net investment income	$145,387,695	$174,662,374
Net realized loss on investments
and foreign currency transactions	(33,313,144)	(81,715,960)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(320,471,420)	102,352,778
Net increase (decrease) in net assets resulting
from operations	(208,396,869)	195,299,192
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(39,856,259)	(50,747,095)
Class B	(538,765)	(877,836)
Class C	(13,887,043)	(20,466,799)
Class M	(3,657,452)	(4,927,142)
Class R	(90,621)	(109,563)
Class R6	(1,175,827)	(772,371)
Class Y	(95,319,649)	(114,392,908)
Decrease from capital share transactions (Note 4)	(884,369,190)	(448,810,918)
Total decrease in net assets	(1,247,291,675)	(445,805,440)

NET ASSETS
Beginning of year	4,274,674,600	4,720,480,040
End of year	$3,027,382,925	$4,274,674,600

The accompanying notes are an integral part of these financial statements.

118 Diversified Income Trust

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Diversified Income Trust 119

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class A
September 30, 2020	$6.99	.25	(.52)	(.27)	(.27)	(.27)	$6.45	(3.91)	$890,025.99		3.78	1,110
September 30, 2019	6.96	.28	.06	.34	(.31)	(.31)	6.99	5.00	1,109,333.98		4.05	701
September 30, 2018	7.07	.31	(.04)	.27	(.38)	(.38)	6.96	3.81	1,293,136.98		4.39	580
September 30, 2017	6.86	.32	.29	.61	(.40)	(.40)	7.07	9.04	1,210,996.99		4.54	937
September 30, 2016	7.08	.37	(.22)	.15	(.37)	(.37)	6.86	2.25	1,238,618	1.00[e]	5.48[e]	835
Class B
September 30, 2020	$6.91	.20	(.52)	(.32)	(.22)	(.22)	$6.37	(4.67)	$12,991	1.74	2.99	1,110
September 30, 2019	6.88	.23	.05	.28	(.25)	(.25)	6.91	4.26	19,923	1.73	3.31	701
September 30, 2018	6.99	.25	(.04)	.21	(.32)	(.32)	6.88	3.05	29,465	1.73	3.65	580
September 30, 2017	6.79	.26	.28	.54	(.34)	(.34)	6.99	8.17	43,182	1.74	3.79	937
September 30, 2016	7.01	.32	(.22)	.10	(.32)	(.32)	6.79	1.52	54,180	1.75[e]	4.74[e]	835
Class C
September 30, 2020	$6.85	.20	(.52)	(.32)	(.22)	(.22)	$6.31	(4.70)	$325,092	1.74	3.04	1,110
September 30, 2019	6.82	.22	.07	.29	(.26)	(.26)	6.85	4.31	484,676	1.73	3.33	701
September 30, 2018	6.94	.25	(.04)	.21	(.33)	(.33)	6.82	3.00	600,600	1.73	3.65	580
September 30, 2017	6.75	.26	.27	.53	(.34)	(.34)	6.94	8.07	607,113	1.74	3.80	937
September 30, 2016	6.96	.32	(.21)	.11	(.32)	(.32)	6.75	1.68	649,723	1.75[e]	4.74[e]	835
Class M
September 30, 2020	$6.84	.23	(.51)	(.28)	(.26)	(.26)	$6.30	(4.19)	$86,104	1.24	3.49	1,110
September 30, 2019	6.82	.25	.06	.31	(.29)	(.29)	6.84	4.75	111,949	1.23	3.76	701
September 30, 2018	6.94	.28	(.04)	.24	(.36)	(.36)	6.82	3.53	118,582	1.23	4.11	580
September 30, 2017	6.75	.29	.28	.57	(.38)	(.38)	6.94	8.67	129,640	1.24	4.26	937
September 30, 2016	6.97	.35	(.22)	.13	(.35)	(.35)	6.75	2.11	137,777	1.25[e]	5.21[e]	835
Class R
September 30, 2020	$6.89	.23	(.52)	(.29)	(.25)	(.25)	$6.35	(4.18)	$2,120	1.24	3.52	1,110
September 30, 2019	6.87	.25	.06	.31	(.29)	(.29)	6.89	4.70	2,423	1.23	3.74	701
September 30, 2018	6.98	.29	(.04)	.25	(.36)	(.36)	6.87	3.64	2,404	1.23	4.13	580
September 30, 2017	6.78	.30	.28	.58	(.38)	(.38)	6.98	8.74	2,559	1.24	4.29	937
September 30, 2016	7.00	.35	(.22)	.13	(.35)	(.35)	6.78	2.08	3,398	1.25[e]	5.26[e]	835
Class R6
September 30, 2020	$6.92	.27	(.52)	(.25)	(.29)	(.29)	$6.38	(3.60)	$36,162.64		4.14	1,110
September 30, 2019	6.89	.30	.06	.36	(.33)	(.33)	6.92	5.42	17,243.64		4.38	701
September 30, 2018	7.00	.33	(.04)	.29	(.40)	(.40)	6.89	4.20	14,848.64		4.75	580
September 30, 2017	6.80	.34	.28	.62	(.42)	(.42)	7.00	9.34	11,032.65		4.90	937
September 30, 2016	7.02	.40	(.23)	.17	(.39)	(.39)	6.80	2.64	10,097	.65[e]	5.88[e]	835

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

120 Diversified Income Trust	Diversified Income Trust 121

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class Y
September 30, 2020	$6.91	.27	(.52)	(.25)	(.28)	(.28)	$6.38	(3.60)	$1,674,889.74		4.07	1,110
September 30, 2019	6.88	.29	.06	.35	(.32)	(.32)	6.91	5.30	2,529,128.73		4.33	701
September 30, 2018	7.00	.32	(.05)	.27	(.39)	(.39)	6.88	3.95	2,661,444.73		4.64	580
September 30, 2017	6.80	.33	.28	.61	(.41)	(.41)	7.00	9.24	1,592,134.74		4.79	937
September 30, 2016	7.01	.39	(.22)	.17	(.38)	(.38)	6.80	2.66	966,548	.75[e]	5.73[e]	835

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

122 Diversified Income Trust	Diversified Income Trust 123

Notes to financial statements 9/30/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2019 through September 30, 2020.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares (excluding those purchased from Japanese distributors) were converted to class A shares and are no longer able to be purchased. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvest-ment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

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Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

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Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

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Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a

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clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that

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the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,514,069 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

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With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $204,000,935 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $206,064,952 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$741,664,542	$166,124,338	$907,788,880

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $85,434,623 to its fiscal year ending September 30, 2021 of late year ordinary losses ((i) ordinary losses

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recognized between January 1, 2020 and September 30, 2020, and (ii) specified ordinary and currency losses recognized between November 1, 2019 and September 30, 2020).

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from late year loss deferrals, from defaulted bond interest, from realized gains and losses and unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities, from real estate mortgage investment conduits and from an ISDA Fix Anti Trust Settlement. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,059,113 to increase undistributed net investment income, $13,836 to increase paid-in capital and $2,072,949 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$520,277,094
Unrealized depreciation	(906,876,299)
Net unrealized depreciation	(386,599,205)
Capital loss carryforward	(907,788,880)
Late year ordinary loss deferral	(85,434,623)
Cost for federal income tax purposes	$4,668,797,231

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.539% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Diversified Income Trust 131

Putnam Management voluntarily reimbursed the fund $5,126 for a compliance violation and $6,988 for a trading error, both of which occurred during the reporting period. The effect of the losses incurred and the reimbursements by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,436,764	Class R	3,409
Class B	23,475	Class R6	12,950
Class C	595,597	Class Y	3,216,427
Class M	135,125	Total	$5,423,747

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $19,633 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,416, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

132 Diversified Income Trust

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,480,199
Class B	1.00%	1.00%	162,382
Class C	1.00%	1.00%	4,115,325
Class M	1.00%	0.50%	466,268
Class R	1.00%	0.50%	11,717
Total			$7,235,891

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $96,258 and $8 from the sale of class A and class M shares, respectively, and received $2,813 and $680 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $318 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$47,584,605,196	$48,568,469,184
U.S. government securities (Long-term)	—	—
Total	$47,584,605,196	$48,568,469,184

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	28,884,424	$195,566,286	33,296,954	$229,294,508
Shares issued in connection with
reinvestment of distributions	5,494,079	36,401,073	6,787,200	46,621,920
	34,378,503	231,967,359	40,084,154	275,916,428
Shares repurchased	(55,114,967)	(363,677,678)	(67,237,251)	(460,794,363)
Net decrease	(20,736,464)	$(131,710,319)	(27,153,097)	$(184,877,935)

Diversified Income Trust 133

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	70,621	$465,120	130,303	$881,848
Shares issued in connection with
reinvestment of distributions	73,873	483,974	115,614	784,429
	144,494	949,094	245,917	1,666,277
Shares repurchased	(990,005)	(6,455,454)	(1,642,658)	(11,166,903)
Net decrease	(845,511)	$(5,506,360)	(1,396,741)	$(9,500,626)

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	5,243,554	$35,201,228	8,630,911	$58,090,334
Shares issued in connection with
reinvestment of distributions	1,890,241	12,260,235	2,684,665	18,061,559
	7,133,795	47,461,463	11,315,576	76,151,893
Shares repurchased	(26,422,769)	(170,758,656)	(28,567,497)	(192,427,698)
Net decrease	(19,288,974)	$(123,297,193)	(17,251,921)	$(116,275,805)

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	13,364	$91,541	163,220	$1,094,815
Shares issued in connection with
reinvestment of distributions	11,888	81,315	85,287	573,484
	25,252	172,856	248,507	1,668,299
Shares repurchased	(2,732,800)	(18,549,583)	(1,273,084)	(8,560,112)
Net decrease	(2,707,548)	$(18,376,727)	(1,024,577)	$(6,891,813)

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	70,659	$459,743	126,225	$835,680
Shares issued in connection with
reinvestment of distributions	13,594	88,338	14,490	98,171
	84,253	548,081	140,715	933,851
Shares repurchased	(102,265)	(677,774)	(139,203)	(943,069)
Net increase (decrease)	(18,012)	$(129,693)	1,512	$(9,218)

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	4,580,833	$29,457,619	820,265	$5,561,116
Shares issued in connection with
reinvestment of distributions	176,191	1,137,662	113,536	772,215
	4,757,024	30,595,281	933,801	6,333,331
Shares repurchased	(1,580,244)	(10,389,978)	(596,757)	(4,068,953)
Net increase	3,176,780	$20,205,303	337,044	$2,264,378

134 Diversified Income Trust

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	137,289,072	$920,726,339	179,084,930	$1,216,257,690
Shares issued in connection with
reinvestment of distributions	12,038,352	79,119,592	13,964,796	94,887,383
	149,327,424	999,845,931	193,049,726	1,311,145,073
Shares repurchased	(252,614,949)	(1,625,400,132)	(213,916,599)	(1,444,664,972)
Net decrease	(103,287,525)	$(625,554,201)	(20,866,873)	$(133,519,899)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/19	cost	proceeds	income	of 9/30/20
Short-term investments
Putnam Short Term
Investment Fund**	$257,136,539	$972,262,339	$883,606,665	$2,925,060	$345,792,213
Total Short-term
investments	$257,136,539	$972,262,339	$883,606,665	$2,925,060	$345,792,213

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the

Diversified Income Trust 135

global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$2,195,000,000
Purchased currency option contracts (contract amount)	$900,700,000
Purchased swap option contracts (contract amount)	$9,817,400,000
Written TBA commitment option contracts (contract amount)	$2,328,400,000
Written currency option contracts (contract amount)	$712,400,000
Written swap option contracts (contract amount)	$6,490,800,000
Futures contracts (number of contracts)	16,000
Forward currency contracts (contract amount)	$2,653,700,000
OTC interest rate swap contracts (notional)	$—*
Centrally cleared interest rate swap contracts (notional)	$15,363,700,000
OTC total return swap contracts (notional)	$220,300,000
Centrally cleared total return swap contracts (notional)	$2,171,900,000
OTC credit default contracts (notional)	$1,218,700,000
Centrally cleared credit default contracts (notional)	$11,400,000
Warrants (number of warrants)	51,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

136 Diversified Income Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$85,047,783	Payables	$297,613,360
Foreign exchange
contracts	Investments, Receivables	26,910,889	Payables	16,495,429
Equity contracts	Investments	74,331	Payables	—
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	461,871,719*	Unrealized depreciation	457,570,070*
Total		$573,904,722		$771,678,859

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(4,224,411)	$(4,224,411)
Foreign exchange contracts	(1,363,362)	—	(16,354,669)	—	$(17,718,031)
Interest rate contracts	220,883,120	16,517,759	—	(185,287,085)	$52,113,794
Total	$219,519,758	$16,517,759	$(16,354,669)	$(189,511,496)	$30,171,352

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(162,818,898)	$(162,818,898)
Foreign exchange contracts	(2,404,316)	—	4,046,552	—	$1,642,236
Interest rate contracts	(6,815,222)	116,743	—	(324,582)	$(7,023,061)
Total	$(9,219,538)	$116,743	$4,046,552	$(163,143,480)	$(168,199,723)

Diversified Income Trust 137

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$50,719,001	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$50,719,001
OTC Total return swap
contracts*#	6,388	421,347	—	7,935	—	238,486	—	167,553	—	11,374	10,570	—	—	—	—	—	—	—	863,653
Centrally cleared total return
swap contracts§	—	—	961,188	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	961,188
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	16,379,279	14,207,106	—	5,347,407	—	—	20,909,886	12,119,302	16,084,803	—	—	—	—	—	85,047,783
Futures contracts§	—	—	—	—	—	—	—	—	—	—	478,709	—	—	—	—	—	—	—	478,709
Forward currency contracts #	665,593	1,244,628	—	1,231,917	—	238,998	—	2,044,471	1,029,366	250,162	—	—	401,068	878,222	4,527,245	774,425	1,372,385	722,332	15,380,812
Forward premium swap
option contracts #	27,529,426	1,775,694	—	4,648,950	—	—	—	3,962,876	—	61,090,114	—	—	19,865,666	—	—	—	9,076,660	—	127,949,386
Purchased swap options **#	960,662	521,812	—	18,286,750	—	—	—	8,683,916	—	33,728,000	—	—	61,913,236	—	—	1,297,747	11,224,557	—	136,616,680
Purchased options **#	2,576,116	—	—	—	—	1,240,177	—	2,559,195	3,440,265	7,217,096	—	—	1,013,569	—	—	—	700,755	—	18,747,173
Total Assets	$31,738,185	$3,963,481	$51,680,189	$24,175,552	$16,379,279	$15,924,767	$—	$22,765,418	$4,469,631	$102,296,746	$21,399,165	$12,119,302	$99,278,342	$878,222	$4,527,245	$2,072,172	$22,374,357	$722,332	$436,764,385
Liabilities:
Centrally cleared interest rate
swap contracts§	$—	$—	$46,335,078	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$46,335,078
OTC Total return swap
contracts*#	—	375,366	—	—	—	30,084	26,200	139,085	—	18,454	62,985	—	—	—	—	—	—	—	652,174
Centrally cleared total return
swap contracts§	—	—	1,352,996	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,352,996
OTC Credit default
contracts — protection sold*#	2,429,214	—	—	—	35,069,237	77,601,265	171,086	38,323,913	—	—	64,341,805	18,137,933	61,538,907	—	—	—	—	—	297,613,360
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	1,199,034	—	—	—	—	—	—	—	1,199,034
Forward currency contracts #	799,747	261,826	—	1,033,110	—	339,472	—	1,594,646	391,080	2,383,051	—	—	416,296	373,869	2,778,570	928,633	1,252,823	335,793	12,888,916
Forward premium swap
option contracts #	10,507,944	864,838	—	4,351,372	—	—	—	3,959,187	—	41,119,008	—	—	13,844,513	—	—	—	11,231,060	—	85,877,922
Written swap options #	807,202	841,857	—	19,949,711	—	—	—	5,880,126	—	33,226,890	—	—	66,759,265	—	—	1,739,850	8,000,342	—	137,205,243
Written options #	890,808	—	—	—	—	237,283	—	680,133	1,036,970	6,033,674	—	—	480,126	—	—	—	281,193	—	9,640,187

138 Diversified Income Trust	Diversified Income Trust 139

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total Liabilities	$15,434,915	$2,343,887	$47,688,074	$25,334,193	$35,069,237	$78,208,104	$197,286	$50,577,090	$1,428,050	$82,781,077	$65,603,824	$18,137,933	$143,039,107	$373,869	$2,778,570	$2,668,483	$20,765,418	$335,793	$592,764,910
Total Financial and
Derivative Net Assets	$16,303,270	$1,619,594	$3,992,115	$(1,158,641)	$(18,689,958)	$(62,283,337)	$(197,286)	$(27,811,672)	$3,041,581	$19,515,669	$(44,204,659)	$(6,018,631)	$(43,760,765)	$504,353	$1,748,675	$(596,311)	$1,608,939	$386,539	$(156,000,525)
Total collateral received
(pledged)†##	$16,303,270	$880,758	$—	$(1,072,000)	$(18,689,958)	$(62,283,337)	$(143,000)	$(27,811,672)	$2,910,000	$19,515,669	$(43,694,659)	$(6,018,631)	$(43,760,765)	$504,353	$1,748,675	$(532,906)	$1,514,069	$—
Net amount	$—	$738,836	$3,992,115	$(86,641)	$—	$—	$(54,286)	$—	$131,581	$—	$(510,000)	$—	$—	$—	$—	$(63,405)	$94,870	$386,539
Controlled collateral
received (including TBA
commitments)**	$17,575,706	$880,758	$—	$—	$—	$—	$—	$—	$2,910,000	$19,522,000	$—	$—	$—	$539,700	$2,741,027	$—	$—	$—	$44,169,191
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,514,069	$—	$1,514,069
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$(1,072,000)	$(18,828,096)	$(63,072,403)	$(143,000)	$(28,275,808)	$—	$—	$(44,511,625)	$(6,195,385)	$(44,250,695)	$—	$—	$(532,906)	$—	$—	$(206,881,918)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $13,853,625 and $48,926,388, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities . The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

Note 11: Change in independent accountants (unaudited)

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

140 Diversified Income Trust	Diversified Income Trust 141

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $121,052,109 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

142 Diversified Income Trust

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler
Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018
Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Diversified Income Trust 143

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2020, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

144 Diversified Income Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Diversified Income Trust 145

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Global Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Equity Income Fund
International Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

146 Diversified Income Trust

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage 2055 Fund
Putnam PanAgora**	Putnam Retirement Advantage 2050 Fund
Putnam PanAgora Managed Futures Strategy	Putnam Retirement Advantage 2045 Fund
Putnam PanAgora Market Neutral Fund	Putnam Retirement Advantage 2040 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2045 Fund
Putnam Retirement Advantage 2040 Fund
Asset Allocation	Putnam Retirement Advantage 2035 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2030 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund	Putnam Retirement Advantage 2020 Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® Maturity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Diversified Income Trust 147

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

148 Diversified Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN028 323208 11/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2020	$204,546	$ —	$14,833	$ —
September 30, 2019	$229,412	$ —	$7,555	$ —

For the fiscal years ended September 30, 2020 and September 30, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $360,675 and $7,555 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2020	$ —	$345,842	$ —	$ —
September 30, 2019	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 23, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 23, 2020